Exhibit 10.2

EXECUTION VERSION

AMENDED AND RESTATED

80% COINSURANCE AGREEMENT

by and between

PRIMERICA LIFE INSURANCE COMPANY

(the “Ceding Company”)

and

PECAN RE INC.

(the “Reinsurer”)

Dated March 31, 2016

TABLE OF CONTENTS

Page

ARTICLE I
DEFINITIONS

Section 1.1	Definitions	1

ARTICLE II
REINSURANCE

Section 2.1	Reinsurance	7
Section 2.2	Exclusions	7
Section 2.3	Territory	8

ARTICLE III
COMMENCEMENT OF THE REINSURER’S LIABILITY

Section 3.1	Commencement of the Reinsurer's Liability	8

ARTICLE IV
REINSURANCE PREMIUMS, ALLOWANCES AND OTHER OBLIGATIONS

Section 4.1	Reinsurance Premiums	8
Section 4.2	Allowances	8
Section 4.3	Other Obligations	9
Section 4.4	Third Party Reinsurance	9

ARTICLE V
TAXES

Section 5.1	Guaranty Fund Assessments	9
Section 5.2	Premium Taxes	9
Section 5.3	DAC Tax Election	9

ARTICLE VI
CLAIMS

Section 6.1	Notice of Claims	10
Section 6.2	Settlement Authority	10
Section 6.3	Claim Payments	10
Section 6.4	Misstatement of Age or Sex	10

ARTICLE VII
REINSTATEMENTS

Section 7.1	Reinstatements	10

ARTICLE VIII
ACCOUNTING AND RESERVES

Section 8.1	Monthly Reports	10
Section 8.2	Monthly Account Balance Reports	10
Section 8.3	Settlements	10
Section 8.4	Offset and Recoupment	11
Section 8.5	Currency	11

ARTICLE IX
EXPENSES IN CONNECTION WITH THE REINSURED POLICIES

Section 9.1	Expenses in Connection with the Reinsured Policies	11

ARTICLE X
ERRORS AND OMISSIONS
Section 10.1	Errors and Omissions	11

ARTICLE XI
RECAPTURE

Section 11.1	Recapture	12
Section 11.2	Notice of Recapture	12
Section 11.3	Recapture Fee	12
Section 11.4	Renewal Recapture	13
Section 11.5	Commutation Accounting and Settlement	13
Section 11.6	Limitation on Partial Recaptures	13

ARTICLE XII
ACCESS TO BOOKS AND RECORDS

Section 12.1	Access to Books and Records	13

ARTICLE XIII
INSOLVENCY

Section 13.1	Insolvency	14

ARTICLE XIV
DISPUTE RESOLUTION

Section 14.1	Consent to Jurisdiction	14
Section 14.2	Waiver of Jury Trial	14
Section 14.3	Specific Performance	14

ARTICLE XV
REINSURANCE TRUST ACCOUNT

Section 15.1	Reinsurance Trust Agreement	15
Section 15.2	Investment and Valuation of Trust Assets	15
Section 15.3	Adjustment of Trust Assets and Withdrawals	15
Section 15.4	Negotiability of Trust Assets	16
Section 15.5	Ceding Company's Withdrawals	16
Section 15.6	Return of Excess Withdrawals	16
Section 15.7	Costs of Trust	16

ARTICLE XVI
THIRD PARTY BENEFICIARY

Section 16.1	Third Party Beneficiary	17

ARTICLE XVII
REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 17.1	Representations and Warranties of the Ceding Company	17
Section 17.2	Covenants of the Ceding Company	18
Section 17.3	Representations and Warranties of the Reinsurer	20
Section 17.4	Covenants of the Reinsurer	20

ARTICLE XVIII
INDEMNIFICATION

Section 18.1	Indemnification	21

SCHEDULES

Schedule AIdentification of Reserves

Schedule BNo Conflict or Violation Exceptions

Schedule CStop Loss Assets Amount

EXHIBITS

Exhibit I	Identification of Reinsured Policies
Exhibit II	Third Party Reinsurance
Exhibit III	Form of Monthly Report
Exhibit IV	Form of Monthly Account Balance Report
Exhibit V	Milliman Information
Exhibit VI	Milliman Report

AMENDED AND RESTATED 80% COINSURANCE AGREEMENT

This AMENDED AND RESTATED 80% COINSURANCE AGREEMENT (together with the Exhibits hereto, this “Agreement”) is made on this March 31, 2016 (the “Restatement Date”) by and between PRIMERICA LIFE INSURANCE COMPANY, a stock life insurance company domiciled in the Commonwealth of Massachusetts (together with its successors and permitted assigns, the “Ceding Company”) and PECAN RE INC., a special purpose financial insurance company organized under Section 6048f of Title 8 of the Vermont Statutes Annotated (together with its successors and permitted assigns, the “Reinsurer”), and hereby amends and restates in its entirety that certain 80% Coinsurance Agreement, dated as of March 31, 2010, by and between the Ceding Company and Prime Re (as defined below) (the “Original Agreement”).

WHEREAS, the Ceding Company is engaged in the business of issuing certain life insurance policies and certain related riders;

WHEREAS, the Ceding Company and Prime Reinsurance Company, Inc., a special purpose financial insurance company organized under Section 6048f of Title 8 of the Vermont Statutes Annotated (“Prime Re”), have entered into the Original Agreement, pursuant to which the Ceding Company has ceded and Prime Re has reinsured, on an indemnity reinsurance basis certain liabilities with respect to the Reinsured Policies (as defined herein);

WHEREAS, the Ceding Company transferred certain assets to the Reinsurance Trust Accounts on behalf of Prime Re as initial consideration for the reinsurance provided hereunder;

WHEREAS, Prime Re has assigned and transferred, by novation, the Original Agreement to the Reinsurer with the effect that the Reinsurer has succeeded to all rights, obligations, duties and liabilities of Prime Re under the Original Agreement, whenever arising, and the Reinsurer has accepted such assignment, transfer and novation (the “Novation”) pursuant to a Novation Agreement between the Ceding Company, the Reinsurer and Prime Re (the “Novation Agreement”); and

WHEREAS, in connection with the Novation, the Ceding Company and the Reinsurer have agreed to amend and restate the Original Agreement in the form of this Agreement.

NOW THEREFORE, in consideration of the mutual and several promises and undertakings herein contained, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Ceding Company and the Reinsurer (individually, a “Party” and collectively, the “Parties”), hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1Definitions. The following terms, when used in this Agreement, shall have the meanings set forth in this Article I.

(a)“Administrative Practices” shall have the meaning specified in Section 17.2(a).

(b)“Affiliate” means, with respect to a Party, any entity that controls, is controlled by or is under common control with such Party.

(c)“Agreement” shall have the meaning specified in the Preamble.

(d)“Applicable Law” means any domestic or foreign, federal, state or local statute, law, ordinance or code, or any written rules, regulations or administrative interpretations issued by any Governmental Authority pursuant to any of the foregoing, in each case applicable to any Party, and any order, writ, injunction, directive, judgment or decree of a court of competent jurisdiction applicable to the Parties.

(e)“Approval Period” means forty-five (45) calendar days, and any forty-five (45) day extension thereof as consented to by the Ceding Company, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, the Ceding Company shall not be required to consent to extend the Approval Period beyond an additional forty-five (45) days, for a total of ninety (90) days.

(f)“Business Day” means any day other than a day on which banks in Zurich, Switzerland, the State of Vermont, the State of Missouri or the Commonwealth of Massachusetts are permitted or required to be closed.

(g)“Capital Maintenance Agreement” means the Capital Maintenance Agreement, dated as of March 31, 2016, by and between Swiss Reinsurance Company Ltd and the Reinsurer.

(h)“Capital Maintenance Failure” shall have the meaning specified in Section 11.1(e).

(i)“Ceding Company” shall have the meaning specified in the Preamble.

(j)“Change of Control” shall have the meaning specified in Section 21.11.

(k)“Claims” means any and all claims, requests, demands or notices made under a Reinsured Policy for payment of benefits or other obligations, including death benefits, waived premiums, returned premium or any other payments alleged to be due in accordance with the terms and conditions of such Reinsured Policy.

(l)“Code” shall have the meaning specified in Section 5.3.

(m)“Collateralized Stop Loss Reinsurance Agreement” means the Collateralized Stop Loss Reinsurance Agreement, dated as of March 31, 2016, by and between Prime Re and the Reinsurer.

(n)“Commissioner” means the Commissioner of Insurance of the State of Vermont.

(o)“Commissions” means the contractual amounts earned by and the bonuses paid to the Ceding Company's sales representatives in connection with the Reinsured Policies on and after the Effective Date.

(p)“Commutation Payment” shall have the meaning specified in Section 11.5.

(q)“Confidential Information” shall have the meaning specified in Section 21.11.

(r)“Conversion” means the issuance by the Ceding Company of a new Coverage in replacement of a Coverage under a Reinsured Policy pursuant to an option granted under the terms of such Reinsured Policy; provided, however, in no event shall Conversions include any Renewal.

(s)“Coverage” means, with respect to any Policy, one or more life insurance coverages issued by the Ceding Company.  A single Policy may have multiple Coverages issued to multiple individuals and such multiple Coverages, in turn, may have different Original Initial Level Premium Periods, all within a single Policy.

(t)“Covered Liabilities” means all liabilities incurred by the Ceding Company under the express terms of the Reinsured Policies (including End of Term Renewals) and all Reinsured ECOs; provided, however, in no event shall Covered Liabilities include any Excluded Liabilities.

(u)“DAC Tax Election” shall have the meaning specified in Section 5.3.

(v)“Direct Premiums” means all premiums actually received from the Policyholders attributable to the Reinsured Policies from and after the Effective Date and waived premiums on such Policies.

(w)“Effective Date” means January 1, 2010.

(x)“Eligible Assets” means cash in United States dollars, certificates of deposit issued by a United States bank and payable in United States dollars, and investments permitted by M.G.L. c. 175 or any combination of the above, provided investments in or issued by an entity controlling, controlled by or under common control with either the Ceding Company or the Reinsurer shall not exceed 5% of total investments.  Commercial paper and other obligations of institutions must be issued by a corporation (other than the Ceding Company, Prime Re or the Reinsurer, or any Affiliate of any of them) which is organized and existing under the laws of the United States of America, unless otherwise allowed by M.G.L. c. 175.  The Eligible Assets are further subject to and limited by, the investment guidelines set forth in the Reinsurance Trust Agreement.

(y)“End of Term Conversion” means, with respect to a Coverage under a Reinsured Policy, a Conversion that occurs (i) at any time during the two year period ending on the last day of the Original Initial Level Premium Period of a Coverage or (ii) after the last day of such period.

(z)“End of Term Renewal” means with respect to any Coverage, a Renewal thereof that occurs at the end of the Original Initial Level Premium Period in respect of such Coverage.

(aa)“Excess of Loss Reinsurance Agreement” means the Excess of Loss Reinsurance Agreement, dated as of March 31, 2016, by and between Prime Re and the Reinsurer.

(bb)“Excess Withdrawal Amount” shall have the meaning specified in Section 15.6.

(cc)“Excluded Liabilities” shall have the meaning specified in Section 2.2.

(dd)“Existing Practice” shall have the meaning specified in Section 17.2(a).

(ee)“Expense Allowance” means an annualized per base policy expense allowance equal to the Reinsurer's Quota Share multiplied by $42.50 for each Reinsured Policy payable on a monthly basis, which amount shall be increased (i) by 3% on the first anniversary date of the Effective Date and (ii) thereafter, by a compounded rate equal to the percentage increase, if any, in the employment cost index published by the United States Bureau of Labor Statistics at http://www.bls.gov on each subsequent anniversary date of the Effective Date.

(ff)“Extra-Contractual Obligations” means all liabilities, obligations and expenses not arising under the express terms and conditions of any Reinsured Policy, whether such liabilities, obligations or expenses are owing to an insured, a Governmental Authority or any other Person in connection with such Reinsured Policy, including (a) any liability for punitive, exemplary, consequential, special, treble, tort, bad faith or any other form of extra-contractual damages, (b) damages or claims in excess of the applicable policy limits of the Reinsured Policies, (c) statutory or regulatory damages, fines, penalties, forfeitures and similar charges of a penal or disciplinary nature, and (d) liabilities and obligations arising out of any act, error or omission, whether or not intentional, in bad faith or otherwise, including any act, error or omission relating to (i) the form, marketing, production, issuance, sale, cancellation or administration of Reinsured Policies or (ii) the failure to pay or the delay in payment of claims, benefits, disbursements or any other amounts due or alleged to be due under or in connection with Reinsured Policies (exclusive of interest on payments to Policyholders, as determined in accordance with the laws of the jurisdiction applicable to such Reinsured Policy).  For avoidance of doubt, any liabilities, obligations and expenses relating to any change in the Reinsured Policies arising out of or resulting from litigation, arbitration or settlements will be deemed Extra-Contractual Obligations.

(gg)“Fair Value” shall have the meaning specified in the Reinsurance Trust Agreement.

(hh)“Governmental Authority” means any federal, state, county, local, foreign or other governmental or public agency, instrumentality, commission, authority or self-regulatory organization, board or body.

(ii)“Indemnification Claims” shall have the meaning specified in Section 18.1.

(jj)“Initial Ceding Commission” shall have the meaning specified in the Original Agreement.

(kk)“Insurance Division” means the Massachusetts Division of Insurance.

(ll)“Interest Maintenance Reserves” means the reserves required to be established under SAP as liabilities on a life insurer's statutory financial statements applicable to all types of fixed income investments.

(mm)“Massachusetts SAP” means the statutory accounting and actuarial principles and practices prescribed or permitted by the Insurance Division for Massachusetts domestic life insurance companies.

(nn)“Milliman” shall have the meaning specified in Section 17.1(e).

(oo)“Milliman Information” shall have the meaning specified in Section 17.1(e).

(pp)“Milliman Report” means the report attached hereto as Exhibit VI.

(qq)“Monthly Account Balance Report” shall have the meaning specified in Section 8.2.

(rr)“Monthly Report” shall have the meaning specified in Section 8.1.

(ss)“Net Premium” shall have the meaning specified in Section 4.1.

(tt)“Novation” shall have the meaning specified in the Recitals.

(uu)“Novation Agreement” shall have the meaning specified in the Recitals.

(vv)“Original Agreement” shall have the meaning specified in the Preamble.

(ww)“Original Initial Level Premium Period” means, with respect to each Reinsured Policy, the period beginning with the original issue date of a Coverage and ending with the first premium increase date identified within such Reinsured Policy on which premiums for such Coverage will increase without a corresponding increase in the terms or limits of such Coverage.

(xx)“Parties” shall have the meaning specified in the Recitals.

(yy)“Pecan-Funded Reserves Trust Account” shall have the meaning specified in Section 15.1.

(zz)“Pecan-Funded Reserves Trust Account Required Balance” means, as of any date, the amount equal to the difference between (i) Reinsurer's Quota Share of the Statutory Reserves with respect to the Reinsured Policies and (ii) the Stop Loss Assets Amount.

(aaa)“Pecan-Funded Security Balance” means, as of the last day of each calendar quarter, the aggregate Fair Value as of such date of the Eligible Assets maintained in the Pecan-Funded Reserves Trust Account.

(bbb)“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

(ccc)“Policies” means term life insurance base policies and riders thereto issued by the Ceding Company.

(ddd)“Policyholders” means the owners or holders of one or more of the Reinsured Policies.

(eee)“Premium Taxes” means any taxes imposed on premiums relating to the Reinsured Policies.

(fff)“Prime-Funded Reserves Trust Account” shall have the meaning specified in Section 15.1.

(ggg)“Prime-Funded Reserves Trust Account Required Balance” means, as of any date, the amount equal to the Stop Loss Assets Amount.

(hhh)“Prime-Funded Security Balance” means, as of the last day of each calendar quarter, the aggregate Fair Value as of such date of the Eligible Assets maintained in the Prime-Funded Reserves Trust Account.

(iii)“Prime Rate” means, as of any day, a fluctuating interest rate per annum equal to the average (rounded upward to the nearest 1/16 of 1%) of the “prime” rate of interest announced publicly by Bank of America, N.T. & S.A., The Chase Manhattan Bank, N.A., Citibank N.A. and Morgan Guaranty Trust Company of New York.  If any of these banks does not publicly announce a prime rate, the Ceding Company and the Reinsurer (or its designee) shall jointly select another bank that publicly announces a prime rate and the prime rate publicly announced by that bank shall be used.

(jjj)“Prime Re” shall have the meaning specified in the Recitals.

(kkk)“Primerica” means Primerica, Inc., a Delaware corporation.

(lll)“Recapture Fee” shall have the meaning specified in Section 11.3.

(mmm)“Recapture Notice” shall have the meaning specified in Section 11.2.

(nnn)“Reinstatement” shall have the meaning specified in Section 7.1.

(ooo)“Reinsurance Credit Notice” shall have the meaning specified in Section 11.1(b).

(ppp)“Reinsurance Trust Accounts” shall have the meaning specified in Section 15.1.

(qqq)“Reinsurance Trust Agreement” means the Amended and Restated 80% Coinsurance Trust Agreement, dated as of March 31, 2016, by and among the Ceding Company, the Reinsurer and The Bank of New York Mellon, as amended, supplemented, novated or otherwise modified from time to time, and at any time.

(rrr)“Reinsured ECOs” means (i) Extra-Contractual Obligations paid by the Ceding Company to a single (or joint) policyholder or beneficiary in the ordinary course of business, consistent with prudent business practices and (ii) Extra-Contractual Obligations arising in circumstances where the Reinsurer is an active party and directs or consents to the act, omission or course of conduct occurring after the date hereof that resulted in such Extra-Contractual Obligation; provided, however, that Reinsured ECOs shall not include any liabilities: (x) relating to class actions of any kind; (y) relating to sales, marketing or distribution practices of the Ceding Company or its sales representatives directed or applied to any specific class of policyholders as indicated on the underwriting records of the Ceding Company; or (z) relating to or based on violations of, or noncompliance with, Applicable Law by the Ceding Company.  Notwithstanding the foregoing, the term “Reinsured ECOs” shall not include any punitive, exemplary, consequential, special, treble, tort, bad faith or any other form of extra-contractual damages to the extent not permitted to be insured or reinsured under applicable law.

(sss)“Reinsured Policies” means Policies issued (i) on the policy forms identified in Exhibit I and riders thereto in force as of 11:59 p.m. (EST) on December 18, 2009 and (ii) as a result of any Conversions thereto, but not including any End of Term Conversions arising from Coverages with an Original Initial Level Premium Period ending on or after January 1, 2017.

(ttt)“Reinsurer” shall have the meaning specified in the Preamble.

(uuu)“Reinsurer's Quota Share” means eighty percent (80%) or such other percentage as modified to reflect a partial recapture of the Reinsurer's Quota Share of the Reinsured Policies pursuant to the terms and conditions specified in Section 2.1 and Article XI.

(vvv)“Renewal” means the continuation of Coverage under a Reinsured Policy after the end of the Original Initial Level Premium Period of such Coverage in accordance with the terms of such Reinsured Policy.

(www)“Renewal Recapture Right” shall have the meaning specified in Section 11.4.

(xxx)“Representatives” shall have the meaning specified in Section 12.1.

(yyy)“Required Balance” means, as of any date, the amount equal to the Reinsurer's Quota Share of the Statutory Reserves with respect to the Reinsured Policies.

(zzz)“Restatement Date” shall have the meaning specified in the Preamble.

(aaaa)“Retained Asset Account” means the Primerica Estate Account identified in the financial statements of the Ceding Company, reflecting death benefit proceeds retained by the Ceding Company on behalf of beneficiaries and available to such beneficiaries on demand.

(bbbb)“SAP” means statutory accounting principles.

(cccc)“Security Balance” means, as of the last day of each calendar quarter following the date hereof, the aggregate Fair Value as of such date of the Eligible Assets maintained in the Reinsurance Trust Accounts.

(dddd)“Statutory Financial Statement Credit” means credit for reinsurance permitted by the Massachusetts General Laws on the Ceding Company's statutory financial statements filed in the Commonwealth of Massachusetts with respect to the Reinsured Policies.

(eeee)“Statutory Reserves” means, as of any date, all reserves set forth on Schedule A as of such date corresponding to liabilities of a type or kind identified as Covered Liabilities, related to the Reinsured Policies, such amount as determined by the Ceding Company in accordance with the methodologies used by the Ceding Company to calculate such amounts for purposes of its statutory financial statements prepared in accordance with Massachusetts SAP and generally consistent with past practices as of all dates without giving effect to this Agreement.

(ffff)“Stop Loss Assets Amount” means, in respect of any calendar quarter, the amount set forth in Schedule C.

(gggg)“Then Current Practice” shall have the meaning specified in Section 17.2(a).

(hhhh)“Third Party Accountant” means an independent accounting firm which is mutually acceptable to Ceding Company and Reinsurer, or, if Ceding Company and Reinsurer cannot agree on such an accounting firm, an independent accounting firm mutually acceptable to Ceding Company's and Reinsurer's respective independent accountants.

(iiii)“Third Party Reinsurance” means reinsurance of the Reinsured Policies placed with third party reinsurers as identified and summarized in Exhibit II (as such Exhibit II may be amended from time to time, and at any time).

(jjjj)“Third Party Reinsurance Premiums” means all premiums paid by the Ceding Company on or after the Effective Date for coverage under Third Party Reinsurance, net of refunds of unearned premiums on lapse (except that the refund of unearned premiums shall only apply for premiums payable under Third Party Reinsurance on or after the Effective Date).

(kkkk)“Top-Up Notice” shall have the meaning specified in Section 8.3(b).

(llll)“Trust Assets” shall have the meaning specified in Section 15.2.

(mmmm)“Trustee” means the trustee under the Reinsurance Trust Agreement.

ARTICLE II

REINSURANCE

Section 2.1Reinsurance.  Subject to the terms and conditions of this Agreement, the Ceding Company hereby cedes on an indemnity basis to the Reinsurer, and the Reinsurer hereby accepts and agrees to reinsure on an indemnity basis, the Reinsurer's Quota Share of the Covered Liabilities, provided, however, in the event of a recapture involving a pro rata portion of the Reinsurer's Quota Share of the Reinsured Policies pursuant to Article XI hereof, the Reinsurer's Quota Share of the Covered Liabilities will be proportionately reduced.  The Reinsurer's Quota Share of Covered Liabilities shall be reduced, but not below zero, by the Reinsurer's Quota Share of Third Party Reinsurance for Covered Liabilities in accordance with the respective terms thereof, to the extent such Third Party Reinsurance is actually collected.

Section 2.2Exclusions.  Notwithstanding any provision of this Agreement to the contrary, the Reinsurer shall not be liable for any liabilities or obligations of the Ceding Company that are:

(a)liabilities relating to benefits, including, but not limited to, terminal illness benefits, other than life insurance death benefits, any related waiver of premium coverages and write-offs of terminal illness policy loan balances;

(b)any liabilities resulting from any coverage added after the Effective Date to a Reinsured Policy that is not a Conversion or Renewal or otherwise required or permitted by the terms of such Reinsured Policy in effect on the Effective Date, unless such additional coverage is required by Applicable Law or has been approved in writing in advance by the Reinsurer;

(c)any liabilities relating to deaths occurring prior to the Effective Date;

(d)Extra-Contractual Obligations, other than Reinsured ECOs;

(e)any loss or liabilities relating to or arising from the Ceding Company's Retained Asset Account for the Reinsured Policies;

(f)any losses or liabilities arising under any End of Term Conversion occurring on or after January 1, 2017;

(g)any loss or liabilities relating to or arising from actions taken by the Ceding Company without the consent of the Reinsurer as required by Section 17.2(b) hereof;

(h)any loss or liabilities relating to or arising from claims made, or lawsuits brought, by agents of the Ceding Company; and

(i)all liabilities or obligations of any kind or nature whatsoever that do not relate to the Reinsured Policies (collectively, (a)-(i) constitute the “Excluded Liabilities”).

Section 2.3Territory.  The reinsurance provided under this Agreement shall apply to the Covered Liabilities covering lives and risks wherever resident or situated.

ARTICLE III

COMMENCEMENT OF THE REINSURER'S LIABILITY

Section 3.1Commencement of the Reinsurer's Liability.  Except as otherwise set forth in this Agreement, the Reinsurer's liability under this Agreement shall attach simultaneously with that of the Ceding Company, and all reinsurance with respect to which the Reinsurer shall be liable by virtue of this Agreement shall be subject in all respects to the same risks, terms, rates, conditions, interpretations, and to the same modifications, alterations, cancellations and receivables under Third Party Reinsurance, as the respective Reinsured Policies to which liability under this Agreement attaches, the true intent of this Agreement being that the Reinsurer shall, in every case to which liability under this Agreement attaches and always subject to the Excluded Liabilities, follow the fortunes of the Ceding Company.

ARTICLE IV

REINSURANCE PREMIUMS, ALLOWANCES AND OTHER OBLIGATIONS

Section 4.1Reinsurance Premiums.  As consideration for the reinsurance provided herein, on a monthly basis during the term of this Agreement, the Ceding Company shall pay to the Reinsurer the Reinsurer's Quota Share of Direct Premiums net of the Reinsurer's Quota Share of Third Party Reinsurance Premiums (the “Net Premium”).  The Net Premium shall be paid in accordance with Article VIII.

Section 4.2Allowances.  At each month end following the date hereof, the Reinsurer shall pay the Ceding Company the Expense Allowance calculated on the basis of the number of Reinsured Policies in force on such date.  The number of Reinsured Policies in force for each calendar month shall be determined by adding the number of Reinsured Policies in force on the last day of the prior calendar month and the number of Reinsured Policies in force on the last day of the current calendar month and dividing that total by two (2); provided, however, if there are any End of Term Renewals, the Expense Allowance for the Reinsured Policies associated with such End of Term Renewals that start after December 31, 2016 will be zero.  The Expense Allowance shall be payable in accordance with Article VIII.

Section 4.3Other Obligations.  On a monthly basis during the term of this Agreement, the Reinsurer shall pay the Ceding Company the Reinsurer's Quota Share of the following amounts:  (i) 2.3% of premiums collected for such month in connection with the Reinsured Policies as a provision for Premium Taxes incurred by the Ceding Company; (ii) $50 for each new Conversion which results in the issuance of a Reinsured Policy (including the issuance of one or more riders to a base Policy); (iii) Commissions for each Reinsured Policy; and (iv) any out-of-pocket underwriting fees associated with Reinstatements.

Section 4.4Third Party Reinsurance.  The Ceding Company shall pay to the Reinsurer the Reinsurer's Quota Share of all ceding commissions and any Premium Tax or other expense allowances collected by the Ceding Company from the reinsurers under Third Party Reinsurance.

ARTICLE V

TAXES

Section 5.1Guaranty Fund Assessments.  Except as provided in Section 4.2, the Reinsurer shall not reimburse the Ceding Company for any guaranty fund assessments arising on account of premiums on the Reinsured Policies.

Section 5.2Premium Taxes.  The Ceding Company shall be liable for all Premium Taxes.  The Reinsurer shall pay to the Ceding Company a provision for Premium Taxes incurred in connection with premiums received under the Reinsured Policies in accordance with Section 4.3.

Section 5.3DAC Tax Election.

(a)The Ceding Company and the Reinsurer agree to the election pursuant to Treasury Regulations section 1.848-2(g)(8) (such election being referred to as the “DAC Tax Election”), whereby:

(i)the party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of section 848(c)(1) of the Internal Revenue Code of 1986, as amended (the “Code”);

(ii)the parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency.  If requested, the Ceding Company will provide supporting information reasonably requested by the Reinsurer.  The parties also mutually agree to exchange information otherwise required by the U.S. Internal Revenue Service. (The term “net consideration” will refer to the net consideration as defined in Treasury Regulations section 1.848-2(f)); and

(iii)this DAC Tax Election will be effective for the first taxable year in which this Agreement is effective and for all years for which this Agreement remains in effect.

(b) The Ceding Company and the Reinsurer will each attach a schedule to their respective federal income tax returns filed for the first taxable year for which this DAC Tax Election is effective.  Such schedule shall identify the Agreement as a reinsurance agreement for which the DAC Tax Election under Treasury Regulations section 1.848-2(g)(8) has been made.

(c)Each of the Ceding Company and the Reinsurer represents and warrants that it is subject to U.S. taxation under the provisions of subchapter L of Chapter 1 of the Code.

ARTICLE VI

CLAIMS

Section 6.1Notice of Claims.  Claim amounts less than or equal to $250,000 (net of amounts recoverable under Third Party Reinsurance) will be reported by the Ceding Company to the Reinsurer on a bordereau basis, and all other Claims shall be reported, with such information as may be reasonably requested by the Reinsurer, on an individual basis, in each case in accordance with Section 8.1.

Section 6.2Settlement Authority.  The Ceding Company shall have full authority to determine liability on any Claim reinsured hereunder and may settle losses as it deems appropriate, but in so doing it shall act with the skill and diligence commonly expected from qualified personnel performing such duties for U.S. life insurance companies and consistent with the Ceding Company's Then Current Practice.

Section 6.3Claim Payments.  Following receipt by the Reinsurer of the Monthly Report setting forth the Ceding Company's payment of any Covered Liabilities reinsured hereunder, the Reinsurer shall make payment of the Reinsurer's Quota Share of the Covered Liabilities in accordance with Article VIII.

Section 6.4Misstatement of Age or Sex.  In the event of an increase or reduction in the amount of the Ceding Company's insurance on any Reinsured Policy because of an overstatement or understatement of age or misstatement of sex, established during the life, or after the death, of the insured, the Reinsurer will share in such increase or reduction in proportion to the Reinsurer's Quota Share.

ARTICLE VII

REINSTATEMENTS

Section 7.1Reinstatements. If a Reinsured Policy is reinstated in accordance with its terms and the Ceding Company's reinstatement rules as in effect on the Effective Date (a “Reinstatement”), the reinsurance of such Reinsured Policy will be restored as if no change had occurred.  In such a case, the Ceding Company shall promptly pay the Reinsurer the Reinsurer's Quota Share of the Net Premiums attributable to such Reinstatement.

ARTICLE VIII

ACCOUNTING AND RESERVES

Section 8.1Monthly Reports.  Within twenty (20) Business Days after the end of each calendar month, the Ceding Company shall deliver to the Reinsurer the following monthly reports (each a “Monthly Report”) substantially in the form set forth in Exhibit III hereto:  (i) Monthly Settlement Report; (ii) Policy Exhibit; (iii) Reserve Report; (iv) Claim Reserve Report; (v) Bordereau Report; and (vi) Non-Bordereau Claims Report.

Section 8.2Monthly Account Balance Reports.  No later than ten (10) Business Days after the end of each calendar month, the Ceding Company shall prepare and deliver to the Reinsurer a report in the form and containing the information set forth in Exhibit IV (each a “Monthly Account Balance Report”).

Section 8.3Settlements.

(a)All monthly settlements shall be effected as follows:  (i) if the Monthly Report shows that the Ceding Company owes the Reinsurer a positive amount, the Ceding Company will pay the amount owed simultaneously with the delivery to the Reinsurer of the Monthly Report and (ii) if the Monthly Report shows that the Reinsurer owes the Ceding Company a positive amount, the Reinsurer shall pay the amount owed within twenty (20) Business Days after receiving the Monthly Report, it being understood that, for purposes of this Section 8.3(a), appropriate adjustments shall be made for withdrawals and reimbursements made during the month by the Ceding Company pursuant to Sections 15.5 and 15.6.

(b)If the Reserve Report provided to the Reinsurer for the last month of a calendar quarter shows that (i) for so long as there is a separate Prime-Funded Reserves Trust Account and Pecan-Funded Reserves Trust Account contemplated by the Reinsurance Trust Agreement (A) the Pecan-Funded Security Balance is less than the Pecan-Funded Reserves Trust Account Required Balance as of the end of the immediately preceding calendar quarter or (B) the Prime-Funded Security Balance is less than the Prime-Funded Reserves Trust Account Required Balance as of the end of the immediately preceding calendar quarter or (ii) otherwise, the Security Balance is less than the Required Balance as of the end of the immediately preceding calendar quarter, in each case the Ceding Company shall notify the Reinsurer of the amount of the deficiency (the “Top-Up Notice”).  The Top-Up Notice shall be delivered to the Reinsurer at the same time as the copy of the Monthly Report for the same calendar quarter.

(c)All settlements of account between the Ceding Company and the Reinsurer shall be made in cash or its equivalent.

Section 8.4Offset and Recoupment.  Each Party, at its option, may offset or recoup any balance or balances, whether on account of premiums, Expense Allowances, claims and losses, Excess Withdrawal Amounts from the Pecan-Funded Reserves Trust Account and interest accrued thereon or amounts otherwise due from one Party to the other under this Agreement or other agreements between the Parties, or as a result of damages awarded to either Party pursuant to litigation or otherwise, which shall be deemed mutual debts or credits, as the case may be; provided, however, that the Party electing such right with respect to matters not reflected in the Monthly Reports shall notify the other Party in writing of its election to do so.

Section 8.5Currency.  All financial data required to be provided pursuant to the terms of this Agreement shall be expressed in United States dollars.  All payments and all settlements of account between the Parties shall be in United States currency unless otherwise agreed by the Parties.

ARTICLE IX

EXPENSES IN CONNECTION WITH THE REINSURED POLICIES

Section 9.1Expenses in Connection with the Reinsured Policies.  The Ceding Company shall pay for all expenses and charges incurred in connection with the Reinsured Policies including medical examinations, inspection fees, and other fees.  Except as provided in Section 4.2 and Section 4.3, such amounts shall not be reimbursed by the Reinsurer.

ARTICLE X

ERRORS AND OMISSIONS

Section 10.1Errors and Omissions.  Subject to the terms of this Agreement, neither Party hereto shall be prejudiced in any way by inadvertent errors or omissions made by such Party in connection with this Agreement provided such errors and omissions are corrected promptly following discovery thereof.  Upon the discovery of an inadvertent error or omission by either Party hereto, appropriate adjustments shall be made as soon as practicable to restore the Parties to the fullest extent possible to the position they would have been in had no such inadvertent error or omission occurred.

ARTICLE XI

RECAPTURE

Section 11.1Recapture.  The Ceding Company may in accordance with the provisions of this Article XI recapture, in its sole discretion, all or a pro rata portion of all of the Reinsurer's Quota Share of the Reinsured Policies upon the occurrence of one of the following events:

(a)If the Reinsurer becomes insolvent or if the Commissioner has instituted a proceeding or entered a decree or order for the appointment of a rehabilitator or liquidator;

(b)If the Reinsurer fails to take steps reasonably satisfactory to the Ceding Company to assure the Ceding Company of full Statutory Financial Statement Credit for the Reinsured Policies within forty-five (45) calendar days of Reinsurer's receipt of written notice from the Ceding Company (a “Reinsurance Credit Notice”) that the Ceding Company has been advised by any Governmental Authority that the Governmental Authority will deny or has denied Statutory Financial Statement Credit on any financial statement filed by the Ceding Company with such Governmental Authority;

(c)If the Reinsurer is in material breach of any other representation, warranty or covenant under this Agreement and the Reinsurer fails to cure any such material breach of any representation, warranty or covenant hereunder within sixty (60) calendar days of receipt of written notice of such breach by the Reinsurer, unless such breach constitutes a Capital Maintenance Failure, in which case the provision in Section 11.1(e) shall apply and this provision shall not apply;

(d)If the Reinsurer fails in any material respects to fund, or cause to be funded, either of the Reinsurance Trust Accounts to the amount required after receipt of the Top-Up Notice under Section 15.3(d) within the time period specified therein, and the Reinsurer fails to cure any such funding deficiency within twenty (20) Business Days of receipt of written notice of such funding deficiency by the Reinsurer and the Security Balance is less than the Required Balance; or

(e)If there is a Capital Maintenance Failure under the Capital Maintenance Agreement.  For purposes of this Section 11.1(e), a “Capital Maintenance Failure” occurs at the end of any Approval Period when (i) the Reinsurer's Total Adjusted Capital is less than the Capital Threshold (as such terms are defined in the Capital Maintenance Agreement) and (ii) the Reinsurer fails to obtain a payment from the Obligor (as defined in the Capital Maintenance Agreement) in the amount of the deficiency within the Approval Period beginning on the date a demand is made by or on behalf of the Reinsurer for such payment in accordance with Section 2(a) of the Capital Maintenance Agreement.  The Reinsurer shall reimburse the Ceding Company for actual reasonable expenses incurred by the Ceding Company pursuant to this Section 11.1(e).

Section 11.2Notice of Recapture.  The Ceding Company shall notify the Reinsurer in writing of the reasons for, and the effective date of, the recapture ninety (90) calendar days prior to the effective date of recapture (the “Recapture Notice”); provided, however, that the recapture shall not be deemed to be consummated until the final accounting described in Section 11.4 of this Article XI has been completed and the Reinsurer has paid the Commutation Payment, if any.

Section 11.3Recapture Fee.  The Ceding Company shall pay a recapture fee (the “Recapture Fee”) to the Reinsurer upon the occurrence of any recapture of the Reinsured Policies pursuant to Section 11.1(b) if such recapture was triggered by the inability of the Ceding Company to obtain full Statutory Financial Statement Credit for the Reinsured Policies due to actions taken by the Ceding Company or its Affiliates; provided, however, that if the Reinsurer is in material breach of any representation, warranty or covenant under this Agreement at the time a recapture is triggered under Section 11.1(b), no Recapture Fee will be due and payable by the Ceding Company.  The Recapture Fee shall be equal to an amount to be determined by an actuarial appraisal prepared by a nationally recognized independent actuarial firm in accordance with methodologies agreed upon by the Ceding Company and Reinsurer to determine the value of the Reinsured Policies at such time in a manner consistent with the valuation of the Reinsured Policies as set forth in the Milliman Report and consistent with the determination of the Initial Ceding Commission based on such valuation.

Section 11.4Renewal Recapture.  The Ceding Company shall also have the right, upon prior written notice to the Reinsurer, to recapture, in its sole discretion, all or a pro rata portion of End of Term Renewals arising from Policies with an Original Initial Level Premium Period ending on or after January 1, 2017 (the “Renewal Recapture Right”).  No Recapture Fee is payable in connection with the recapture of any End of Term Renewal.

Section 11.5Commutation Accounting and Settlement.  In the event of any recapture under this Article XI or termination under Section 21.8, the Reinsurer shall pay to the Ceding Company an amount equal to (i) the Reinsurer's Quota Share of the Statutory Reserves, Interest Maintenance Reserves (but only to the extent the Ceding Company's Interest Maintenance Reserves are increased) and advance premiums, if applicable, attributable to the Reinsured Policies being recaptured, in each case, calculated as of the effective date of the recapture set forth in the Recapture Notice; minus (ii) any amounts due to the Reinsurer but unpaid under this Agreement, including the Recapture Fee, if any, and net deferred premiums; plus (iii) any amounts due to the Ceding Company but unpaid under this Agreement (collectively, the “Commutation Payment”); provided, however, that, if the amount calculated pursuant to clause (ii) of this subsection exceeds the amounts calculated pursuant to clauses (i) and (iii) of this subsection, the Ceding Company shall pay to the Reinsurer the amount of such excess.  Following recapture and payment to the appropriate Party of the net Commutation Payment required hereunder, neither Party shall have further liability to the other Party hereunder with respect to the recaptured business.

Section 11.6Limitation on Partial Recaptures.  Notwithstanding the provisions of Section 11.1, the Ceding Company shall not be permitted to effect a partial recapture pursuant to Section 11.1 if, after giving effect to the recapture, the Statutory Reserves would be less than U.S. $100,000,000.

ARTICLE XII

ACCESS TO BOOKS AND RECORDS

Section 12.1Access to Books and Records.

(a)The Ceding Company shall, upon reasonable notice, provide to the Reinsurer, and the counsel, financial advisors, accountants, actuaries and other representatives of the Reinsurer (the “Representatives”) access, at the Reinsurer's sole cost and expense, to review, inspect, examine and reproduce the Ceding Company's books, records, accounts, policies, practices and procedures, including underwriting policy, claims administration guidelines and sales and Conversion practices, relating to the Reinsured Policies, including any audits and self assessments conducted by the Ceding Company as well as any unaudited information provided to Primerica in connection with Primerica's public company reporting requirements, at the place such records are located, and to discuss such matters with the employees, external auditors and external actuaries of the Ceding Company that are knowledgeable about such records, without undue disruption of the normal operations of the Ceding Company.

(b)The Reinsurer and its Representatives shall have the right, at its sole cost and expense, to conduct audits from time to time, upon reasonable notice to the Ceding Company, of the relevant books, records, accounts, policies, practices and procedures, including underwriting policy, claims administration guidelines and sales and Conversion practices of the Ceding Company relating to the Reinsured Policies.

(c)The Reinsurer shall reimburse the Ceding Company for any reasonable out-of-pocket costs that the Ceding Company incurs in providing assistance to the Reinsurer and its Representatives in connection with this Section 12.1.

(d)The Ceding Company shall use its reasonable best efforts to assist and cooperate with the Reinsurer, and its Representatives in providing access to the relevant in force files, experience data, books, records and accounts of the Ceding Company relating to the Reinsured Policies.

ARTICLE XIII

INSOLVENCY

Section 13.1Insolvency.  In the event of the insolvency of the Ceding Company, payments due the Ceding Company on all reinsurance made, ceded, renewed or otherwise becoming effective under this Agreement shall be payable by the Reinsurer on the basis of claims filed and allowed in the liquidation proceeding under the Reinsured Policies without diminution because of the insolvency of the Ceding Company, either directly to the Ceding Company or to its domiciliary liquidator or receiver, except where the Reinsurer, with the consent of the Policyholder and in conformity with Applicable Law, has assumed the Ceding Company's obligations as direct obligations of the Reinsurer to the payees under the Reinsured Policies and in substitution for the obligations of the Ceding Company to the payees.  It is understood, however, that in the event of the insolvency of the Ceding Company, the liquidator or receiver or statutory successor of the Ceding Company shall give written notice to the Reinsurer of any impending Claim against the Ceding Company on a Reinsured Policy within a reasonable period of time after such Claim is filed in the insolvency proceedings and that during the pendency of such Claim the Reinsurer may, at its own expense, investigate such Claim and interpose, in the proceeding where such Claim is to be adjudicated any defense or defenses which it may deem available to the Ceding Company or its liquidator or receiver or statutory successor.  It is further understood that the expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the Ceding Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Ceding Company solely as a result of the defense undertaken by the Reinsurer.

ARTICLE XIV

DISPUTE RESOLUTION

Section 14.1Consent to Jurisdiction.  Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the United States District Court for the District of Massachusetts or, if such court does not have jurisdiction, the appropriate district court of the Commonwealth of Massachusetts, for the purposes of enforcing this Agreement.  The parties shall take such actions as are within their control to cause any disputes as described in the preceding sentence to be assigned to the complex litigation docket of the applicable court.  In any action, suit or other proceeding, each of the parties hereto irrevocably and unconditionally waives and agrees not to assert by way of motion, as a defense or otherwise any claims that it is not subject to the jurisdiction of the above courts, that such action or suit is brought in an inconvenient forum or that the venue of such action, suit or other proceeding is improper.  Each of the parties hereto also agrees that any final and unappealable judgment against a party hereto in connection with any action, suit or other proceeding as contemplated in this Article XIV shall be conclusive and binding on such party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States.  A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment.

Section 14.2Waiver of Jury Trial.  Each of the parties hereto irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this Agreement or the transactions contemplated hereby.

Section 14.3Specific Performance.  The parties recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy.  Accordingly, each party agrees that, in addition to any other available remedies each other party shall be entitled to an injunction restraining any violation or threatened violation of any of the provisions of this Agreement without the necessity of posting a bond or other form of security.  In the event that any action should be brought in equity to enforce any of the provisions of this Agreement, no party will allege, and each party hereby waives the defense, that there is an adequate remedy at law.

ARTICLE XV

REINSURANCE TRUST ACCOUNT

Section 15.1Reinsurance Trust Agreement.  Prior to the Restatement Date, Prime Re, as grantor, created (i) a trust account to support the Pecan-Funded Reserves (the “Pecan-Funded Reserves Trust Account”) and (ii) a trust account to support the Prime-Funded Reserves (the “Prime-Funded Reserves Trust Account,” and together with the Pecan-Funded Reserves Trust Account, the “Reinsurance Trust Accounts”) and has named the Ceding Company as sole beneficiary of each Reinsurance Trust Account.  On the Restatement Date, the Reinsurer assumed through novation Prime Re's position, as grantor, under the Pecan-Funded Reserves Trust Account and the Prime-Funded Reserves Trust Account.

Section 15.2Investment and Valuation of Trust Assets.  The assets held in the Reinsurance Trust Accounts (the “Trust Assets”) shall consist of Eligible Assets.

Section 15.3Adjustment of Trust Assets and Withdrawals.

(a)The amount of assets to be maintained in each of the Reinsurance Trust Accounts shall be adjusted following the end of each calendar quarter in accordance with the Reserve Report for the last calendar month of each calendar quarter provided to the Reinsurer pursuant to the terms of Section 8.1.  Such report shall set forth (i) the amount by which the Pecan-Funded Security Balance equals or exceeds the Pecan-Funded Reserves Trust Account Required Balance, (ii) the amount by which the Prime-Funded Security Balance equals or exceeds the Prime-Funded Reserves Trust Account Required Balance and (iii) the amount by which the Security Balance equals or exceeds the Required Balance, in each case as of the end of the immediately preceding calendar quarter.

(b)If the Pecan-Funded Security Balance exceeds 102% of the Pecan-Funded Reserves Trust Account Required Balance, in each case as of the end of the immediately preceding calendar quarter, then the Reinsurer shall have the right to seek approval (which shall not be unreasonably or arbitrarily withheld, conditioned or delayed) from the Ceding Company to withdraw the excess from the Pecan-Funded Reserves Trust Account; provided, however, that the Reinsurer may not withdraw any amounts from the Pecan-Funded Reserves Trust Account unless the Prime-Funded Reserves Trust Account contains at least 102% of the Prime-Funded Reserves Trust Required Balance.

(c)If the Prime-Funded Security Balance exceeds 102% of the Prime-Funded Reserves Trust Account Required Balance, in each case as of the end of the immediately preceding calendar quarter, then the Reinsurer shall have the right to seek approval (which shall not be unreasonably or arbitrarily withheld, conditioned or delayed) from the Ceding Company to withdraw the excess from the Prime-Funded Reserves Trust Account; provided, however, that the Reinsurer may not withdraw any amounts from the Prime-Funded Reserves Trust Account unless the Pecan-Funded Reserves Trust Account contains at least 102% of the Pecan-Funded Reserves Trust Required Balance.

(d)For so long as there is a separate Prime-Funded Reserves Trust Account and Pecan-Funded Reserves Trust Account, the Reinsurer shall, no later than twenty (20) Business Days following receipt of a Top-Up Notice delivered in accordance with Section 8.3(b) (i) regarding the Pecan-Funded Security Balance, deposit, or cause to be deposited, additional Trust Assets into the Pecan-Funded Reserves Trust Account so that the Pecan-Funded Security Balance, as of the date such additional Trust Assets are so deposited, is no less than the Pecan-Funded Reserves Trust Account Required Balance as of the end of the immediately preceding calendar quarter and (ii) regarding the Prime-Funded Security Balance, deposit, or cause to be deposited, additional Trust Assets into the Prime-Funded Reserves Trust Account so that the Prime-Funded Security Balance, as of the date such additional Trust Assets are so deposited, is no less than the Prime-Funded Reserves Trust Account Required Balance as of the end of the immediately preceding calendar quarter.  Without limiting or duplicating the Reinsurer's obligations pursuant to the immediately preceding sentence, irrespective of whether there is a separate Prime-Funded Reserves Trust Account and Pecan-Funded Reserves Trust Account, the Reinsurer shall, no later than twenty (20) Business Days following receipt of a Top-Up Notice delivered in accordance with Section 8.3(b) regarding the Security Balance, deposit, or cause to be deposited, additional Trust Assets into the Reinsurance Trust

Accounts or, as applicable, any successor reinsurance trust account created pursuant and subject to the Reinsurance Trust Agreement, so that the Security Balance, as of the date such additional Trust Assets are so deposited, is no less than the Required Balance as of the end of the immediately preceding calendar quarter.

Section 15.4Negotiability of Trust Assets.  Prior to depositing Trust Assets with the Trustee, the Reinsurer or such other Person depositing Trust Assets shall execute all assignments or endorsements in blank, or transfer legal title to the Trustee of all shares, obligations or any other assets requiring assignments, in order that the Ceding Company, or the Trustee upon direction of the Ceding Company, may whenever necessary negotiate any such assets without consent or signature from the Reinsurer or any other entity.

Section 15.5Ceding Company's Withdrawals.  The Ceding Company (or any successor by operation of law of the Ceding Company, including, but not limited to, any liquidator, rehabilitator, receiver or conservator of the Ceding Company) may only withdraw Trust Assets for one or more of the following purposes, without diminution because of insolvency on the part of the Ceding Company or the Reinsurer:

(a)to pay, or reimburse the Ceding Company for payment of, the Reinsurer's Quota Share of premiums to be returned, but not yet recovered from the Reinsurer, to Policyholders because of cancellations of Reinsured Policies;

(b)to pay, or reimburse the Ceding Company for payment of, the Reinsurer's Quota Share of Covered Liabilities payable pursuant to the provisions of the Reinsured Policies, but not yet recovered from the Reinsurer;

(c)to pay to the Ceding Company any Commutation Payment due the Ceding Company but not yet paid by the Reinsurer;

(d)in the event that the Ceding Company has received notification from the Reinsurer or Trustee of termination of the Reinsurance Trust Accounts and where the Reinsurer's Quota Share of obligations under this Agreement remain unliquidated and undischarged ten (10) days prior to the scheduled termination date, the Ceding Company may withdraw all the assets in the Reinsurance Trust Accounts and deposit such amounts, in the name of the Ceding Company, in any United States bank or trust account, apart from its general assets, in trust for such uses and purposes specified in (a) and (b) above as may remain executory after such withdrawal and for any period after such termination date; or

(e)to pay to the Reinsurer or its designated payee amounts held in the Reinsurance Trust Accounts in excess of the amount necessary to secure the credit or reduction from liability for reinsurance taken by the  Ceding Company.

Any assets deposited into an account of the Ceding Company pursuant to clause (d) of this Section 15.5 or withdrawn by the Ceding Company pursuant to clause (e) of this Section 15.5 and any interest or other earnings thereon shall be held by the Ceding Company in trust and separate and apart from any assets of the Ceding Company, for the sole purpose of funding the payments and reimbursements described in clauses (a) through (e), inclusive, of this Section 15.5.

Section 15.6Return of Excess Withdrawals.  The Ceding Company shall return to the Reinsurer, within five (5) Business Days, assets withdrawn in excess of all amounts due under Sections 15.5(a), (b) and (e), or, in the case of Section 15.5(d) above, assets that are subsequently determined not to be due (the Fair Value of any such withdrawn assets at the time of withdrawal, the “Excess Withdrawal Amount”).  Any assets subsequently returned in the case of Section 15.5(d) shall include interest at the Prime Rate applied on a daily basis for the amounts returned.  Any such Excess Withdrawal Amount from a Reinsurance Trust Account and any interest accrued thereon in accordance with the preceding sentence shall be deemed to be an amount due to the Reinsurer and subject to Section 8.4.

Section 15.7Costs of Trust.  The cost of maintaining the Reinsurance Trust Accounts shall be borne by the Reinsurer.

ARTICLE XVI

THIRD PARTY BENEFICIARY

Section 16.1Third Party Beneficiary.  Nothing in this Agreement or the Reinsurance Trust Agreement is intended to give any person, other than the parties to such agreements, their successors and permitted assigns, any legal or equitable right remedy or claim under or in respect of this Agreement or the Reinsurance Trust Agreement or any provision contained therein.

ARTICLE XVII

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 17.1Representations and Warranties of the Ceding Company.

(a)Organization, Standing and Authority of the Ceding Company.  The Ceding Company is a life insurance company duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has all requisite corporate power and authority to carry on the operations of its business as they are now being conducted.  The Ceding Company has obtained all authorizations and approvals required under Applicable Law to enter into and perform the obligations contemplated of the Ceding Company under this Agreement.

(b)Authorization.  The Ceding Company has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder.  The execution and delivery by the Ceding Company of this Agreement, and the performance by the Ceding Company of its obligations under this Agreement, have been duly authorized by all necessary corporate action and do not require any further authorization, action or consent of the Ceding Company.  This Agreement, when duly executed and delivered by the Ceding Company, subject to the due execution and delivery by the Reinsurer, will be a valid and binding obligation of the Ceding Company, enforceable against the Ceding Company in accordance with its terms, in each case subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting enforcement of creditors' rights and to general equity principles.

(c)No Conflict or Violation.  Except as set forth in Schedule B, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby in accordance with the respective terms and conditions hereof will not (a) violate any provision of the Articles of Incorporation or Bylaws of the Ceding Company, (b) violate, conflict with or result in the breach of any of the terms of, result in any modification of, give any counterparty the right to terminate, or constitute a default under, any contract or other agreement to which the Ceding Company is a party, or (c) violate any order, judgment, injunction, award or decree of any court, arbitrator or Governmental Authority against, or binding upon, or any agreement with, or condition imposed by, any Governmental Authority, foreign or domestic, binding upon the Ceding Company.

(d)Absence of Litigation.  There is no action, suit, proceeding or investigation pending or threatened that questions the legality of the transactions contemplated by this Agreement or that would prevent consummation of the transactions contemplated by this Agreement or the performance by the Ceding Company of its obligations hereunder.

(e)Milliman Information True and Complete.

(i)To the best of the Ceding Company's knowledge, all information and data supplied to Milliman Inc. (“Milliman”) identified on Exhibit V-A hereto (the “Milliman Information”) was true, accurate and complete in all material respects as of the date the document containing such Milliman Information was provided to Milliman by the Ceding Company; provided, however, the Parties acknowledge that no representation or warranty has been made to the Reinsurer or any of its Affiliates or Representatives with respect to the truth, accuracy and completeness of any assumptions, projections, or estimates either provided by the Ceding Company or underlying any of the studies prepared by the Ceding Company in connection with the Milliman Information except that the Ceding Company represents and warrants that such assumptions, projections or estimates were the ones actually utilized by the Ceding Company for the purposes stated in Exhibit V.  The Milliman Information was complied in a commercially reasonable manner given the intended purpose.

(ii)The financial data supplied to Milliman identified on Exhibit V-B hereto presents fairly, in all material respects, the financial condition and results of operations of the Ceding Company as of and for the periods specified therein in accordance with Massachusetts SAP, consistently applied.

(f)Coverage Information.  The Reinsured Policies information identified in Exhibit I is true, accurate and complete in all material respects.

(g)Regulatory Filings.  The Ceding Company has filed the appropriate regulatory filings to increase guaranteed premium provisions in Policies or coverages that may be issued upon the occurrence of a Conversion with each applicable state insurance regulator prior to the Effective Date and has received all required approvals or non-disapprovals from each such insurance regulator.

Section 17.2Covenants of the Ceding Company.

(a)Administration and Claims Practices.

(i)In the administration and claims practices relating to the Reinsured Policies (the “Administrative Practices”), the Ceding Company shall (A) use the skill and diligence commonly expected from qualified personnel performing such duties for U.S. life insurance companies; (B) act in accordance with the Ceding Company's internal company guidelines as in effect on January 1, 2016; (C) be in conformance with Applicable Law in all material respects; and (D) act in a manner consistent with its existing administrative and claims practices in effect on January 1, 2016 and in any case with no less skill, diligence and expertise as the Ceding Company applies to servicing its other business, including those claims practices in existence for Third Party Reinsurance (each, an “Existing Practice”); notwithstanding the foregoing, the Ceding Company shall not be in breach of this Section 17.2(a)(i) unless either (Y) the Reinsurer shall have notified the Ceding Company in writing of the Ceding Company's failure to perform its obligations under this Section 17.2(a)(i) (which written notice shall describe such failure with reasonable particularity) or (Z) an officer of the Ceding Company with direct responsibility for its administrative services, or any senior officer of the Ceding Company, has actual knowledge that the Ceding Company has failed to perform its obligations under this Section 17.2(a)(i), and in either case the Ceding Company shall have failed to cure such breach within thirty (30) days following receipt of such notice or such actual knowledge.

(ii)An Existing Practice may be reasonably modified from time to time, except that, to the extent the Ceding Company modifies an Existing Practice from time to time following January 1, 2016 (an Existing Practice, as modified from time to time, a “Then Current Practice”), the Ceding Company shall act in accordance and consistent with the Then Current Practice; provided, that, if a Then Current Practice would materially adversely affect the rights, remedies and position of the Reinsurer, the Ceding Company shall obtain the consent of the Reinsurer (which consent shall not be unreasonably withheld, conditioned or delayed) prior to applying the Then Current Practice to the Reinsured Policies.

(b)Reinsured Policies.  In all instances as they relate to the Reinsured Policies:

(i)The Ceding Company shall not, and shall cause its Affiliates not to (A) change agent commission and compensation schedules, (B) adopt or implement any program that is expected to result in a material increase in lapses, exchanges, replacements or Conversions under the Reinsured Policies or (C) change coverage options or premiums (except as contemplated by Section 17.2(f) hereof), including coverage options for End of Term Conversions, in each case under (A), (B) and (C) without notifying the Reinsurer in advance of any such action and obtaining the Reinsurer's prior written consent (which shall not be unreasonably withheld, conditioned or delayed).

(ii)The Ceding Company and the Reinsurer shall reasonably cooperate on any proposals for pricing or coverage changes proposed by either Party, including making any rate and form filings or other regulatory filings that impact pricing or premiums under the Reinsured Policies; provided, however, the Ceding Company shall have final approval authority in its discretion over any proposal brought by the Reinsurer pursuant to this Section 17.2(b)(ii).

(iii)The Parties agree and acknowledge that the Ceding Company's relationship with the Reinsurer shall in all respects be governed by a duty of utmost good faith.  At all times during the term of this Agreement, the Ceding Company shall (i) administer, manage and oversee the Reinsured Policies and the Covered Liabilities, and (ii) perform all its obligations to the Reinsurer under this Agreement, in a manner consistent with its utmost good faith obligations.

(c)Third Party Reinsurance.

(i)The Ceding Company shall not, without the Reinsurer's prior approval (which approval shall not be unreasonably or arbitrarily withheld, conditioned or delayed), (A) terminate or materially modify any existing Third Party Reinsurance or (B) purchase new third party reinsurance for the Reinsured Policies.

(ii)The Ceding Company shall use commercially reasonable efforts to maintain its existing Third Party Reinsurance from and after the Effective Date, consistent with the existing practice of the Ceding Company in effect on the Effective Date.

(d)Reporting.  To the extent not prohibited by Applicable Law, the Ceding Company will provide all reports it is required to deliver under this Agreement (including, without limitation, each Monthly Report and Quarterly Report) not later than the last date on which such report is required to be so delivered, except that the Ceding Company shall not be in breach of this Section 17.2(d) unless either (i) the Reinsurer shall have notified the Ceding Company in writing of its failure to timely deliver such report or (ii) an officer of the Ceding Company with direct responsibility for the preparation and delivery of such report has actual knowledge that the report was not delivered when due, and in either case the Ceding Company shall have failed to deliver such information within thirty (30) days following receipt of such notice or actual knowledge.

(e)Books and Records.  The Ceding Company shall maintain and implement reasonable administrative and operating procedures with respect to records relating to the Reinsured Policies and shall keep and maintain all material documents, books, records and other information reasonably necessary for the maintenance of the Reinsured Policies, which documents, books, records and other information will be accurately maintained in all material respects throughout the term of this Agreement.

(f)Reinsurance Credit Notice.  Without limitation of the Ceding Company's rights under Article XI, and so long as no event described in Section 11.1 giving rise to a right of recapture hereunder by the Ceding Company has occurred and is continuing, following the delivery of a Reinsurance Credit Notice, the Ceding Company will, promptly upon any written request delivered by the Reinsurer within five (5) Business Days of delivery of such Reinsurance Credit Notice, discuss in good faith with the Reinsurer and consider whether to (i) make such modifications as may be needed to this Agreement and the Reinsurance Trust Agreement or (ii) enter into new agreements, in each case, as may be necessary to cure any denial of Statutory Financial Statement Credit by any insurance regulatory Governmental Authority.  For the avoidance of doubt, the foregoing shall not require the Ceding Company to take actions that would be adverse to the Ceding Company in its sole discretion.

Section 17.3Representations and Warranties of the Reinsurer.

(a)Organization, Standing and Authority of the Reinsurer.  The Reinsurer is a special purpose financial insurance company duly organized, validly existing and in good standing under the laws of the State of Vermont and has all requisite corporate power and authority to carry on the operations of its business as they are proposed to be conducted.  The Reinsurer has obtained all authorizations and approvals required under Applicable Law to enter into and perform the obligations contemplated of the Reinsurer under this Agreement and the Reinsurer shall maintain throughout the term of this Agreement all licenses, permits or other permissions of any Governmental Authority that shall be required in order to perform the obligations of the Reinsurer hereunder.

(b)Authorization.  The Reinsurer has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder.  The execution and delivery by the Reinsurer of this Agreement, and the performance by the Reinsurer of its obligations under this Agreement, have been duly authorized by all necessary corporate action and do not require any further authorization, action or consent of the Reinsurer or its stockholder.  This Agreement, when duly executed and delivered by the Reinsurer, subject to the due execution and delivery by the Ceding Company, will be a valid and binding obligation of the Reinsurer, enforceable against the Reinsurer in accordance with its terms, in each case subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting enforcement of creditors' rights and to general equity principles.

(c)No Conflict or Violation.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (a) violate any provision of the Articles of Incorporation, Bylaws or other charter or organizational document of the Reinsurer, or (b) violate any order, judgment, injunction, award or decree of any court, arbitrator or Governmental Authority against, or binding upon, or any agreement with, or condition imposed by, any Governmental Authority, foreign or domestic, binding upon the Reinsurer, except when any such violation would not have a material adverse effect on this Agreement or the consummation of the transactions contemplated hereby.

(d)Absence of Litigation.  There is no action, suit, proceeding or investigation pending or threatened that questions the legality of the transactions contemplated by this Agreement or that would prevent consummation of the transactions contemplated by this Agreement or the performance by the Reinsurer of its obligations hereunder.

Section 17.4Covenants of the Reinsurer.

(a)The Reinsurer shall comply with all covenants that are memorialized in Section IV.C. “Other Agreements” in the Reinsurer's plan of operation as filed with the Commissioner prior to the Restatement Date.  The Reinsurer shall not amend, modify or change, or request or petition for any amendment, modification or change to such covenants without the Ceding Company's prior written consent.

(b)The Reinsurer shall not redomesticate or change its domiciliary jurisdiction without the Ceding Company's prior written consent, such consent not to be unreasonably withheld, conditioned or delayed.

(c)The Reinsurer shall not, without the prior written consent of the Massachusetts Division of Insurance, amend this Agreement (other than Schedule C) or the Reinsurance Trust Agreement.

(d)The Reinsurer shall not engage in any business, other than the business provided by or relating to this Agreement, the Collateralized Stop Loss Reinsurance Agreement, the Excess of Loss Reinsurance Agreement and as permitted by Section 21.9.  Other than the reinsurance provided hereunder, the Reinsurer shall not issue or reinsure any insurance policies.

ARTICLE XVIII

INDEMNIFICATION

Section 18.1Indemnification.

(a)The Ceding Company shall indemnify, defend and hold harmless the Reinsurer and its directors, officers, employees, agents, representatives, successors, permitted assigns and Affiliates from and against any and all losses, liabilities, claims, expenses (including reasonable attorneys' fees and expenses) and damages reasonably and actually incurred by the Reinsurer (collectively, “Indemnification Claims”) to the extent arising from:

(i)any breach or falsity of any representation, warranty or covenant of the Ceding Company; or

(ii)the breach of or failure to perform any of the duties, obligations, covenants or agreements of the Ceding Company contained in this Agreement.

(b)The Reinsurer agrees to indemnify and hold harmless the Ceding Company and its directors, officers, employees, agents, representatives, successors, permitted assigns and Affiliates from and against any and all Indemnification Claims to the extent arising from:

(i)any breach or falsity of any representation, warranty or covenant of the Reinsurer; or

(ii)the breach of or failure to perform any of the duties, obligations, covenants or agreements of the Reinsurer contained in this Agreement.

ARTICLE XIX

LICENSES; REGULATORY MATTERS

Section 19.1Licenses.

(a)At all times during the term of this Agreement, each of the Reinsurer and the Ceding Company, respectively agrees that it shall hold and maintain all licenses and authorities required under Applicable Laws to perform its respective obligations hereunder unless otherwise mutually agreed by the parties.

(b)At all times during the term of this Agreement, the Reinsurer shall hold and maintain all licenses and authorizations required under Applicable Law or otherwise take all action that may be necessary so that the Ceding Company shall receive Statutory Financial Statement Credit.

Section 19.2Regulatory Matters.

(a)If Ceding Company or Reinsurer receives notice of, or otherwise becomes aware of any inquiry, investigation, examination, audit or proceeding outside the ordinary course of business by Governmental Authorities, relating to the Reinsured Policies or the reinsurance provided hereunder, the Ceding Company or Reinsurer, as applicable, shall promptly notify the other party thereof.

(b)If Ceding Company or Reinsurer receives notice of, or otherwise becomes aware of any enforcement action by any Governmental Authority arising out of any inquiry, investigation, examination, audit or proceeding by such Governmental Authority, the Ceding Company or Reinsurer, as applicable, shall promptly notify the other party thereof, and the Parties shall cooperate to resolve such matter.

ARTICLE XX

DURATION OF AGREEMENT; TERMINATION

Section 20.1Duration.  This Agreement shall automatically terminate if, at such time, there are no Covered Liabilities.

Section 20.2Termination.  This Agreement shall be terminated only by the mutual written consent of the Reinsurer and the Ceding Company, which writing shall state the effective date and relevant terms of termination or by the Reinsurer pursuant to Section 21.8.  For the avoidance of doubt, a Change of Control, sale or merger of the Reinsurer will not result in termination of this Agreement.

Section 20.3Survival.  Notwithstanding the other provisions of this Article XX, the terms and conditions of Articles I, IV, V, VIII, X, XI, XII, XIV, XV, XVI, XX and XXI shall remain in full force and effect after termination of this Agreement.

ARTICLE XXI

MISCELLANEOUS

Section 21.1Entire Agreement.  Without superseding anything contained in the Transaction Cooperation Agreement, among the Ceding Company, Prime Re, Swiss Re Life & Health America Inc. and Reinsurer, dated January 25, 2016, this Agreement represents the entire agreement between the Reinsurer and the Ceding Company concerning the business reinsured hereunder.  There are no understandings between the Reinsurer and the Ceding Company other than as expressed in this Agreement and the Reinsurance Trust Agreement.

Section 21.2Amendments.

(a)Any provision of this Agreement may be amended if, but only if, such amendment is in writing and is signed by each party to this Agreement; provided, that the Ceding Company shall not unreasonably withhold, condition or delay its consent to any amendment, change or modification to Schedule C proposed by the Reinsurer with at least forty-five (45) days prior written notice, subject to the provision by the Reinsurer of any information reasonably requested in connection with such proposed amendment, modification or change; it being acknowledged and agreed that it would be unreasonable for the Ceding Company to withhold, condition or delay its consent to any amendment, modification or change to Schedule C that is not adverse to the Ceding Company.  Any change or modification to this Agreement shall be null and void unless made by an amendment hereto signed by each party to this Agreement.

(b)No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 21.3Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law or if determined by a court of competent jurisdiction to be unenforceable, and if the rights or obligations of the Ceding Company or the Reinsurer under this Agreement will not be materially and adversely affected thereby, such provision shall be fully severable, and this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

Section 21.4Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.

Section 21.5Notices.  Any notice and other communication required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified, registered or express mail, postage prepaid.  Any such notice shall be deemed given when so delivered personally or, if mailed, on the date shown on the receipt therefore, as follows:

if to the Ceding Company:

Primerica Life Insurance Company

1 Primerica Parkway

Duluth, Georgia 30099

Attention: General Counsel

with copies to (which shall not constitute notice to the Ceding Company for purposes of this Section 21.5):

DLA Piper LLP (US)
1251 Avenue of the Americas, 27th Floor
New York, NY 10020

Attention: David D. Luce

if to the Reinsurer:

Pecan Re Inc.

c/o Marsh Management Services, Inc.

P.O. Box 530

100 Bank Street, Suite 610
Burlington, Vermont 05402-0530
Attention: Kimberly Whitcomb

with copies to (which shall not constitute notice to the Reinsurer for purposes of this Section 21.5):

Swiss Re Life & Health America Inc.

175 King Street

Armonk, New York 10504

Attention:John Regan

and

Swiss Re Life & Health America Inc.

175 King Street

Armonk, New York 10504

Attention:Reka Koerner

and

Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
Attention:Alexander R. Cochran

Either Party may change the names or addresses where notice is to be given by providing notice to the other Party of such change in accordance with this Section 21.5.

Section 21.6Consent to Jurisdiction.  Subject to the terms and conditions of Article XIV, the Reinsurer agrees that in the event of the failure of either Party to perform its obligations under the terms of this Agreement, the Party so failing to perform, at the request of the other Party, shall submit to the jurisdiction of any court of competent jurisdiction in any state of the United States shall comply with all requirements necessary to give such court jurisdiction, and shall abide by the final decision of such court or of any appellate court in the event of an appeal.

Section 21.7Service of Process.  The Reinsurer hereby designates Marsh Management Services, Inc., P.O. Box 530, 100 Bank Street, Suite 610, Burlington, Vermont 05402-0530 as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Ceding Company.  The Ceding Company hereby designates CT Corporation System, 155 Federal Street, Suite 700, Boston, Massachusetts 02110, and the insurance commissioner in Reinsurer's state of domicile, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Reinsurer.

Section 21.8Failure to Pay. If the Ceding Company fails to pay any Net Premiums that are due within 20 Business Days of the Ceding Company receiving written notice from the Reinsurer that Net Premiums are past due, the Reinsurer will have the right to terminate this Agreement and the reinsurance provided hereunder upon at least five (5) Business Days written notice to the Ceding Company specifying the termination effective date; provided, however, that upon any such termination effective date unless on or prior to such termination effective date the Reinsurer pays such Net Premiums and any interest thereon in full, (i) in accordance with Section 11.5, the Reinsurer shall pay the Ceding Company a Commutation Payment, unless the amount thereof is negative, in which case the Ceding Company shall pay the absolute value thereof to the Reinsurer and (ii) the Ceding Company shall pay a Recapture Fee to the Reinsurer.  The Ceding Company will not cease paying any Net Premiums that are due or any other amounts in an effort to force or encourage the Reinsurer to exercise its termination rights under this Section 21.8.

Section 21.9Assignment and Retrocession.  This Agreement will inure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties.  Neither Party may assign any of its duties or obligations hereunder without the prior written consent of the other Party or without the prior written consent of the regulatory states; provided, that the Reinsurer may assign its rights under Sections 15.3(c) and 15.6, including any enforcement rights against the Ceding Company under such sections, to Prime Re for so long as the Collateralized Stop Loss Reinsurance Agreement remains in effect.  Notwithstanding any other provision in this Agreement to the contrary, the Reinsurer shall have the right to retrocede all or a portion of the Reinsured Policies under this Agreement.

Section 21.10Captions.  The captions contained in this Agreement are for reference only and are not part of the Agreement.

Section 21.11Treatment of Confidential Information.  The Parties agree that, other than as contemplated by this Agreement and to the extent permitted or required to implement the transactions contemplated hereby, the Parties will keep confidential and will not use or disclose the other Party's Confidential Information or the terms and conditions of this Agreement, including, without limitation, the exhibits and schedules hereto, except as otherwise required by Applicable Law or any order or ruling of any state insurance regulatory authority, the Securities and Exchange Commission or any other Governmental Authority; provided, however, that the Reinsurer may disclose Confidential Information to its Representatives in connection with the exercise of its rights under Article XII; provided, further, that either party may disclose, with the other party's written consent, Confidential Information to any person other than its Representatives who agrees to (i) hold such Confidential Information in strict confidence as if such person were a party to this Agreement and (ii) use such Confidential Information solely for the limited purpose of evaluating a potential purchase, merger or Change of Control of such Party.  Without limiting the generality of the foregoing, neither the Reinsurer nor any Affiliates of the Reinsurer shall utilize any Confidential Information regarding Policyholders for the purpose of soliciting Policyholders for the sale of any insurance policies or other products or services.  The parties agree that any violation or threatened violation of this Section 21.11 may cause irreparable injury to a party and that, in addition to any other remedies that may be available, each party shall be entitled to seek injunctive relief against the threatened breach of the provisions of this Section 21.11, or a continuation of any such breach by the other party or any person provided with Confidential Information, specific performance and other such relief to redress such breach together with damages and reasonable counsel fees and expenses to enforce its rights hereunder.  For purposes of this Agreement, “Confidential Information” means all documents and information concerning one Party, any of its Affiliates, the Covered Liabilities or the Reinsured Policies, including any information relating to any person insured directly or indirectly under the Reinsured Policies, furnished to the other Party or such other Party's Affiliates or representatives in connection with this Agreement or the transactions contemplated hereby, except that Confidential Information shall not include information which:  (a) at the time of disclosure or thereafter is generally available to and known by the public other than by way of a wrongful disclosure by a Party or by any representative of a Party; (b) was available on a nonconfidential basis from a source other than the Parties or their representatives, provided that such source is not and was not bound by a confidentiality agreement with a Party; or (c) was independently developed without violating any obligations under this Agreement and without the use of any Confidential Information.  For the purposes of this Agreement, “Change of Control” means the acquisition of ten percent (10%) or more of the voting securities of a Party or any parent of such Party, or any other acquisition that is deemed to be a Change of Control by applicable insurance regulatory authorities of the state of domicile of such Party.

Section 21.12No Waiver; Preservation of Remedies.  No consent or waiver, express or implied, by any Party to or of any breach or default by any other Party in the performance by such other Party of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of obligations hereunder by such other Party hereunder.  Failure on the part of any Party to complain of any act or failure to act of any other Party or to declare any other Party in default, irrespective of how long such failure continues, shall not constitute a waiver by such first Party of any of its rights hereunder.

Section 21.13Calendar Days.  To the extent that any calendar day on which a deliverable pursuant to this Agreement is due is not a Business Day, such deliverable will be due the next Business Day.

Section 21.14Counterparts.  This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument, and either of the Parties may execute this Agreement by signing such counterpart.  This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

Section 21.15Incontestability.  In consideration of the mutual covenants and agreements contained herein, each party hereto does hereby agree that this Agreement, and each and every provision hereof, is and shall be enforceable by and between them according to its terms, and each party does hereby agree that it shall not contest the validity or enforceability hereof.

Section 21.16Interpretation.

(a)When a reference is made in this Agreement to a Section, such reference shall be to a Section to this Agreement unless otherwise indicated.  The Section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect in any way the meaning or interpretation of this Agreement.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term.  Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes.  References to a person are also to its permitted successors and assigns.

(b)The parties have participated jointly in the negotiation and drafting of this Agreement; consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties thereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

Section 21.17Reasonableness.  Each of the parties will act reasonably and in good faith on all matters within the terms of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PRIMERICA LIFE INSURANCE COMPANY
By:	/s/Dan Settle
Name:	Dan Settle
Title:	Executive Vice President

PECAN RE INC.

By:	/s/Brian Lo
Name:	Brian Lo
Title:	President

By:	/s/John Gribbon
Name:	John Gribbon
Title:	Sr. Vice President and CFO

[Signature Page to the Amended and Restated 80% Coinsurance Agreement]

Schedule A

Identification of Reserves

Exhibit 5 Policy Reserves

•	Life Insurance Reserves
•	Disability — Active Lives Reserves
•	Disability — Disabled Lives Reserves
•	Miscellaneous Reserves

Exhibit 8 Claim Reserves

•	Pending Claims
•	Incurred but Not Reported Claims
•	Amounts Recoverable on Paid Claims

A-1

Schedule B

No Conflict or Violation Exceptions

None.

B-1

Schedule C

Stop Loss Assets Amount

Calendar Quarter End Date	Stop Loss Assets Amount ($mm)
December 31, 2015	1819
March31, 2016	1743
June 30, 2016	1668
September 30, 2016	1592
December 31, 2016	1516
March 31, 2017	1443
June 30, 2017	1369
September 30, 2017	1296
December 31, 2017	1222
March 31, 2018	1154
June 30, 2018	1086
September 30, 2018	1017
December 31, 2018	749
March 31, 2019	686
June 30, 2019	624
September 30, 2019	561
December 31, 2019	498
March 31, 2020	436
June 30, 2020	374
September 30, 2020	312
December 31, 2020	250
March 31, 2021	192
June 30, 2021	134
September 30, 2021	76
December 31, 2021	18
at all times after January 1, 2022	—

C-1

Exhibit I

Identification of Reinsured Policies

Exhibit I - Identification of Reinsured Policies

PLAN	FORM	POLICIES	RIDERS	FACE AMOUNT
$$ 10	ML-301S 10	—	12	215,000
	ML-421(10)S	—	3	40,000
	TD 65/20 S	4	—	41,763
		4	15	296,763

$$ 10 REN	ML-301S 10	—	35	471,000
	ML-421(10)S	—	117	1,644,065
	TD 65/20S	142	—	1,997,943
		142	152	4,113,008

$$ 12REN	ML-301S	—	7	70,000
	TD 12/2 S	20	—	663,000
		20	7	733,000

ADD ON	ML-767	—	29	580,000
	ML-777	—	11	220,000
		—	40	800,000

ART	ML-875	—	16	735,000
	ML-901 W	—	34	2,623,000
	ML-901A	—	5	450,000
	ML-901X	—	243	16,438,000
	ML-911	—	14	475,000
	ML-911 W	—	142	8,658,000
	ML-911 X	—	10	770,000
	ML-911A	—	8	205,000
	ML-911X	—	336	14,710,000
		—	808	45,064,000

A10	A-10	3,689	—	278,421,629
	A-10I	—	6,202	396,324,349
	A-10S	—	5,974	350,411,170
		3,689	12,176	1,025,157,148

A10B	A-10B	19,189	—	2,481,429,480
	A-10IB	—	15,808	1,405,224,997
	A-10IBNJ	—	324	29,500,000
	A-10SB	—	21,967	1,726,249,304
	A-10SBNJ	—	579	48,287,840
		19,189	38,678	5,690,691,621

Exhibit I - Identification of Reinsured Policies

PLAN	FORM	POLICIES	RIDERS	FACE AMOUNT
BART	BART	615	—	56,082,000
	BART(85)	83	—	7,688,000
	BART(85) MO	179	—	16,681,000
	BART(85) MT	1	—	100,000
		878	—	80,551,000

BART 100	BART-100	408	—	70,873,712
	BART-100OR	3	—	750,000
	BART-101	—	16	2,615,001
	BART-102	—	34	2,147,200
	BART-200	12	—	2,115,000
	BART-300	409	—	58,325,599
		832	50	136,826,512

B20	B-20	41,043	—	5,111,385,327
	B-20I	—	6,580	669,617,925
	B-20S	—	25,750	2,503,896,739
		41,043	32,330	8,284,899,991

B20B	B-20B	46,306	—	7,127,569,620
	B-20IB	—	6,542	748,481,812
	B-20IBNJ	—	109	12,810,500
	B-20SB	—	29,056	3,394,085,205
	B-20SBNJ	—	1,052	152,046,000
		46,306	36,759	11,434,993,137

CART	CART	187	—	2,457,553
	CARTNS	786	—	14,375,131
	CARTNSR	—	106	1,713,336
	CARTS	26	—	400,751
	CARTSP	—	24	172,976
	CARTSR	—	3	28,750
	NO FORMCART	530	69	10,721,612
		1,529	202	29,870,109

CHILD RIDER	CH-25	—	99,987	2,037,471,000
	CP-CH	—	519,939	12,281,632,100
	ML-309 S	—	254	2,420,000
	ML-909	—	3,421	40,011,010
	ML-909 B	—	61,360	887,806,500
	ML-909A	—	1,263	16,124,000

Exhibit I - Identification of Reinsured Policies

PLAN	FORM	POLICIES	RIDERS	FACE AMOUNT
CHILD RIDER	ML-909AR	—	1,153	15,314,000
	ML-917	—	8	76,000
	PL-CR	—	101,605	1,923,587,000
		—	788,990	17,204,441,610

CONV DT100	DT-1000X	—	17	110,178
	NO FORM DTC	6,263	2,232	106,742,022
		6,263	2,249	106,852,200

CST	ML-T90	19,318	—	1,617,173,172
	ML-T90OR	114	—	9,902,000
	ML-T95	69,424	—	6,146,403,242
	ML-T95MD	2,439	—	225,706,120
	ML-867 S	—	92	4,990,000
	ML-867A	—	2,055	127,531,955
	ML-867AMD	—	67	4,016,000
	ML-867S	—	10	405,000
	ML-877A	—	33,118	1,786,297,369
	ML-877AMD	—	1,073	69,243,000
	ML-877S	—	9,181	439,663,292
	ML-877SOR	—	57	2,819,000
	ML-887 S	—	278	7,416,000
	ML-887A	—	1,774	48,475,900
	ML-887AMD	—	78	1,975,000
	ML-887S	—	28	545,000
		91,295	47,811	10,492,562,050

C25 LEVEL	C-25	36,565	—	5,298,618,351
	C-25I	—	2,691	327,332,299
	C-25IX	—	365	54,279,099
	C-25S	—	21,214	2,482,828,024
	C-25SX	—	3,703	521,706,299
	C-25X	5,897	—	1,067,003,314
		42,462	27,973	9,751,767,386

C25B	C-25B	63,418	—	10,484,273,839
	C-25IB	—	3,855	484,574,536
	C-25IBNJ	—	76	12,874,000
	C-25SB	—	33,356	4,618,655,588
	C-25SBNJ	—	1,482	253,885,000
		63,418	38,769	15,854,262,963

	C4-10IB	—	115,613	8,043,108,434
C4IBR10	C4-10SB	—	57,571	3,652,087,750
		—	173,184	11,695,196,184

Exhibit I - Identification of Reinsured Policies

PLAN	FORM	POLICIES	RIDERS	FACE AMOUNT
C4IBR5	C4-5IB	—	81,949	3,109,314,910
	C4-5SB	—	42,201	1,446,605,810
		—	124,150	4,555,920,720

C410	C4-I10	—	43,168	4,723,448,083
	C4-Sl0	—	138,215	10,608,149,425
	C4-10	200,844	—	22,578,357,011
		200,844	181,383	37,909,954,519

C415	C4-I15	—	18,674	2,322,209,846
	C4-S15	—	44,022	4,921,592,696
	C4-l5	64,986	—	9,046,327,346
		64,986	62,696	16,290,129,888

C420	C4-I20	—	23,609	3,622,066,590
	C4-S20	—	99,223	14,346,340,732
	C4-20	163,597	—	29,013,813,050
		163,597	122,832	46,982,220,372

C425	C4-I25	—	5,695	809,524,971
	C4-S25	—	19,968	3,643,093,897
	C4-25	28,333	—	6,388,962,299
		28,333	25,663	10,841,581,167

C430	C4-I30	—	9,953	1,776,376,796
	C4-S30	—	72,461	14,026,310,685
	C4-30	148,891	—	31,245,530,547
	C4-30MS	1	—	40,000
		148,892	82,414	47,048,258,028

C435	C4-I35	—	1,756	304,461,497
	C4-I35AFL	—	124	23,555,900
	C4-S35	—	12,845	2,340,377,398
	C4-S35AFL	—	692	138,740,000
	C4-35	40,206	—	6,841,254,800
	C4-35AFL	2,750	—	462,808,300
		42,956	15,417	10,111,197,895

C5IBR10	C5IBR	—	45,858	1,203,280,860
	C5SBR	—	20,304	506,651,400
		—	66,162	1,709,932,260

Exhibit I - Identification of Reinsured Policies

PLAN	FORM	POLICIES	RIDERS	FACE AMOUNT
C5IBR5	C5IBR	—	27,626	364,510,050
	C5SBR	—	12,562	156,868,150
		—	40,188	521,378,200

C510	C5	38,912	—	6,634,142,069
	C5IR	—	17,208	2,246,751,204
	C5SR	—	26,642	3,489,261,134
		38,912	43,850	12,370,154,407

C515	C5	29,286	—	4,657,708,223
	C5IR	—	8,792	1,207,355,616
	C5SR	—	17,211	2,418,471,303
		29,286	26,003	8,283,535,142

C520	C5	105,903	—	21,047,223,456
	C5IR	—	13,359	2,232,806,421
	C5SR	—	53,488	9,467,983,505
		105,903	66,847	32,748,013,382

C525	C525	21,952	—	5,231,434,200
	C525IR	—	2,770	466,281,600
	C525SR	—	12,307	2,526,419,300
		21,952	15,077	8,224,135,100

C530	C5	71,272	—	15,972,695,801
	C5IR	—	4,443	843,630,379
	C5SR	—	32,665	6,716,721,349
		71,272	37,108	23,533,047,529

C535	C5	77,401	—	13,263,063,232
	C5IR	—	2,189	392,047,100
	C5SR	—	20,498	3,772,519,599
		77,401	22,687	17,427,629,931

DECR TRM	ML-271	—	62	117,313
	ML-300	—	26	63,906
		—	88	181,219

DT65	ML-T100	6,259	—	231,309,412
	ML-T100OR	9	—	171,950
	ML-1000	—	1,641	45,971,915
	ML-1000OR	—	3	49,905
	ML-1001	—	3,656	97,104,210
	ML-1001OR	—	5	65,828
		6,268	5,305	374,673,219

Exhibit I - Identification of Reinsured Policies

PLAN	FORM	POLICIES	RIDERS	FACE AMOUNT
D05 BD	ML-D5	213	—	693,500
	ML-1000A	—	3	—
	ML-1001A	—	135	325,000
	ML-1002A	—	4	50,000
		213	142	1,068,500

D10 BD	ML-D10	527	—	2,619,500
	ML-1000B	—	7	—
	ML-1001B	—	324	1,378,500
	ML-1002B	—	7	125,000
		527	338	4,123,000

D25 MOD	D-25	2,354	—	219,340,620
	D-25X	462	—	67,305,000
		2,816	—	286,645,620

EAGLE IBR	PL-104	—	1,234	48,667,900
	PL-105	—	789	21,408,300
	PL-154	—	10,011	571,299,000
	PL-155	—	2,483	105,446,300
	PL-204	—	93,218	4,663,075,650
	PL-205	—	53,776	2,053,882,400
		—	161,511	7,463,779,550

EAGLE 10	PL-EAGLE 10	10,260	—	558,297,408
	PL-106	—	2,616	190,100,041
	PL-107	—	4,778	242,484,431
	PL-108	—	166	6,759,999
		10,260	7,560	997,641,879

EAGLE 10E	PL-EAGLE 10	86	—	1,049,000
	PL-106	—	3	24,000
	PL-107	—	8	96,000
		86	11	1,169,000

EAGLE 15	PL-EAGLE 15	18,165	—	2,450,079,228
	PL-156L	—	1,603	168,772,470
	PL-157L	—	5,591	574,374,174
	PL-158L	—	71	2,477,000
		18,165	7,265	3,195,702,872

Exhibit I - Identification of Reinsured Policies

PLAN	FORM	POLICIES	RIDERS	FACE AMOUNT
EAGLE 20	PL-EAGLE 20	191,096	—	22,860,717,525
	PL-206	—	11,940	1,103,253,571
	PL-207	—	110,592	10,195,409,737
	PL-208	—	2,700	98,881,499
		191,096	125,232	34,258,262,332

E15	E-15I	—	5,506	436,121,000
	E-15S	—	4,300	312,842,048
		—	9,806	748,963,048

E15B	E-15B	35,114	—	3,416,406,232
	E-15IB	—	8,917	788,792,244
	E-15IBNJ	—	132	14,536,000
	E-15SB	—	26,620	1,859,136,845
	E-I5SBNJ	—	635	49,848,000
		35,114	36,304	6,128,719,321

FAMILY	ML-297 S	—	57	108,000
	ML-299 S	—	31	55,000
	NO FORM FAM	—	46	169,000
		—	134	332,000

F12	F-12	502	—	34,335,000
	F-12I	—	6	579,000
	F-12S	—	340	12,309,640
		502	346	47,223,640

IBR	ML-667	—	18,666	971,741,850
	ML-677	—	11,211	368,838,500
		—	29,877	1,340,580,350

IBR10	BI-101	—	16,254	1,785,390,200
	BI-105	—	8,543	775,353,900
		—	24,797	2,560,744,100

IBR10B	BI-10IB	—	29,926	3,368,247,500
	BI-10IBNJ	—	1,248	146,281,900
	BI-10SB	—	16,307	1,546,985,800
	BI-10SBNJ	—	539	52,796,000
		—	48,020	5,114,311,200

IBR5	BI-5I	—	23,977	1,505,154,400
	BI-5S	—	13,745	704,838,950
		—	37,722	2,209,993,350

Exhibit I - Identification of Reinsured Policies

PLAN	FORM	POLICIES	RIDERS	FACE AMOUNT
IBR5B	BI-5IB	—	30,369	1,964,729,850
	BI-5IBNJ	—	961	62,684,500
	BI-5SB	—	17,574	949,958,550
	BI-5SBNJ	—	477	26,569,500
		—	49,381	3,003,942,400

MOD-11	ML-301S 11	—	2	15,000

MOD-11 REN	ML-301 S 11	—	263	3,768,000
	TD-11 S	1,041	—	40,523,000
	TD-11 STX	185	—	7,351,000
		1,226	263	51,642,000

MOD15	MT85(15)ML	9,276	—	384,548,697
	MT85(l5)MLM	1,162	—	39,579,835
	MT85-15MLM	511	—	17,560,000
	MT85-15MLMO	5,445	—	186,297,509
	MT85-15MLMT	8	—	272,000
	MT85ML NJ	165	—	6,389,000
		16,567	—	634,647,041

NL RIDER	ML-867 W	—	3,472	210,518,369
	ML-867W WA	—	55	3,556,000
	ML-867Y	—	3,636	206,083,500
	ML-877	—	3,341	151,116,495
	ML-877 W	—	2,836	138,021,600
		—	13,340	709,295,964

O-MOD15	CR-85(l5)	—	735	26,460,500
	SR-85(15)	—	1,637	26,542,184
		—	2,372	53,002,684

OLDT15	T 15	3,368	—	44,490,569

PAIDUP	CTI(80)	2	—	10,000
	CTI(86)	23,710	—	219,109,000
	STI(80)	35	—	68,000
		23,747	—	219,187,000

PDP EAGLE 20	PL-EAGLE 20	45	—	2,440,000
	PL-206	—	1	26,000
	PL-207	—	17	682,000
		45	18	3,148,000

Exhibit I - Identification of Reinsured Policies

PLAN	FORM	POLICIES	RIDERS	FACE AMOUNT
PDP T20	ML-T20	72	—	5,753,000
	ML-867C	—	1	1,000
	ML-877C	—	20	1,300,000
		72	21	7,054,000

PLUSIBR10	CP-10IB	—	39,662	4,212,811,400
	CP-10SB	—	21,815	1,980,554,000
		—	61,477	6,193,365,400

PLUSIBR5	CP-5IB	—	36,270	2,132,619,570
	CP-5SB	—	20,737	1,044,154,500
		—	57,007	3,176,774,070

PLUS10	CP-I10	—	14,425	1,459,241,214
	CP-I10YWA	—	79	8,727,000
	CP-S10	—	21,146	1,993,368,164
	CP-S10YWA	—	163	18,001,750
	CP-10	23,716	—	3,138,021,509
	CP-10MS	259	—	27,552,000
	CP-10YWA	172	—	28,157,000
		24,147	35,813	6,673,068,637

PLUS15	CP-I15	—	8,458	903,605,421
	CP-I15YWA	—	47	5,297,000
	CP-S15	—	17,129	1,868,860,034
	CP-S15YWA	—	106	13,925,000
	CP-15	21,388	—	3,049,496,804
	CP-15MS	331	—	38,255,999
	CP-15YWA	129	—	23,253,000
		21,848	25,740	5,902,693,258

PLUS20	CP-I20	—	8,112	1,094,283,197
	CP-I20YWA	—	36	4,971,000
	CP-S20	—	35,745	5,254,206,955
	CP-S20YWA	—	175	27,437,000
	CP-20	55,453	—	10,178,381,894
	CP-20MS	636	—	96,182,000
	CP-20YWA	269	—	55,420,000
		56,358	44,068	16,710,882,046

Exhibit I - Identification of Reinsured Policies

PLAN	FORM	POLICIES	RIDERS	FACE AMOUNT
PLUS25	CP-I25	—	4,348	634,730,599
	CP-S25	—	35,652	5,945,760,896
	CP-25	66,597	—	12,408,101,481
	CP-25MS	947	—	133,876,000
		67,544	40,000	19,122,468,976

PLUS30	CP-I30YWA	—	17	2,952,500
	CP-S30YWA	—	232	40,806,000
	CP-30YWA	360	—	79,835,000
		360	249	123,593,500

SPECIAL CASES	A-10	1	—	125,000
	A-10B	4	—	205,000
	A-10SB	—	3	55,000
	A-10SP	—	1	10,000
	B-20B	1	—	150,000
	B-20IB	—	1	200,000
	C-25	1	—	75,000
	CP-10	3	—	225,000
	CP-20	2	—	350,000
	C4-S15	—	1	225,000
	E-15B	3	—	807,000
	E-15IBNJ	—	1	50,000
	E-15SB	—	1	21,000
	E-15SBNJ	—	1	50,000
	ML-T20	3	—	80,000
	ML-T90	2	—	375,000
	ML-T95	1	—	2,000,000
	ML-297 S	—	1	25,980
	ML-867C	—	2	210,000
	ML-877C	—	2	75,000
	ML-877S	—	1	61,000
	ML-967	—	2	245,000
	ML-977	—	2	100,000
	MT-85(M)LM	1	—	25,000
	MX-T95	1	—	10,000
	NO FORM SPC	56	12	3,680,263
	NOFORMOGC	402	—	10,013,750
	PL-EAGLE 10	1	—	100,000
	PL-EAGLE 20	1	—	150,000
	PL-207	—	1	150,000
	WL70	3	—	54,187
		486	32	19,903,180

Exhibit I - Identification of Reinsured Policies

PLAN	FORM	POLICIES	RIDERS	FACE AMOUNT

TI0 JUMBO RIDER	ML-967	—	8,481	1,123,433,220
	ML-977	—	5,690	519,843,967
	ML-987	—	138	12,983,000
		—	14,309	1,656,260,187

T15 BD	ML-T15	524	—	62,052,000
	ML-867B	—	4	465,000
	ML-877B	—	295	17,890,000
	ML-887B	—	34	1,505,000
		524	333	81,912,000

T20 BD	ML-T20	160,540	—	20,093,614,525
	ML-867C	—	2,505	164,703,629
	ML-877C	—	92,527	7,531,373,930
	ML-887C	—	2,993	109,458,000
		160,540	98,025	27,899,150,083

T2000	PL-I25	—	10,346	1,276,822,184
	PL-I25X	—	1,544	269,516,000
	PL-M25	33,452	—	3,522,137,246
	PL-M25X	6,188	—	801,747,900
	PL-S25	—	19,504	2,162,337,444
	PL-S25X	—	3,313	441,588,400
		39,640	34,707	8,474,149,174

ULTIMA TERM	ML-900	—	64	3,876,000
	ML-910	—	213	9,529,000
	MT90(15)MLX	287	—	34,326,000
		287	277	47,731,000

WHLE LIFE	MWL-110	7	—	294,000
		1,993,217	3,104,562	535,938,951,588

Exhibit II

Third Party Reinsurance

II-1

EXHIBIT II - THIRD PARTY REINSURANCE

REINSURER / AGREEMENT TYPE *		POLICIES	RIDERS	REINSURANCE AMOUNT

ACE LIFE INSURANCE CO	QS	354,442	480,539	10,182,917,910
ALLIANZ LIFE REINSURANCE	QS	289,576	443,856	5,119,945,446
GENERALI USA	CO	7,613	445	13,914,158
GENERALI USA	QS	977,897	1,393,214	50,651,871,392
MUNICH RE	CO	180,432	94,956	1,918,433,790
MUNICH RE	QS	624,659	1,001,043	34,535,423,977
CANADA LIFE ASSURANCE	QS	279,266	432,890	8,669,564,108
CHARTER SECURITY LIFE	CO	6,487	469	11,910,689
EMPLOYERS RE CORP	CO	335,867	204,840	1,261,287,786
SCOR GLOBAL LIFE	QS	977,772	1,393,152	50,092,374,065
REASSURANCE OF HANOVER	CO	250,738	151,238	269,488,301
REASSURANCE OF HANOVER	QS	291,276	509,031	13,273,885,387
REASSURANCE OF HANOVER	XL	80	32	11,775,455
LINCOLN NATIONAL LIFE	CO	66,796	10,238	575,612,779
LINCOLN NATIONAL RE	CO	399,982	257,151	6,009,492,365
LIFE REASSURANCE CORP	CO	463,813	267,277	6,441,512,922
MERCANTILE & GENERAL	QS	369,925	534,672	17,994,316,223
MUNICH AMERICAN RE	XL	49	15	2,588,939
SWISS RE	CO	270,574	153,439	1,069,504,653
SWISS RE	XL	79	31	6,687,092
OXFORD LIFE INS CO	CO	250,637	151,178	790,076,012
AMERICAN PHOENIX LIFE	QS	220,511	338,204	6,246,784,768
REINS GROUP OF AMERICA	QS	945,549	1,400,267	48,106,916,734
SCOR LIFE RE US	QS	640,927	920,825	24,995,041,915
SCOTTISH RE	QS	244,546	402,537	11,290,886,467
SWISS RE LIFE & HEALTH	QS	354,464	480,552	17,042,273,815
TEXAS RE LIFE INS CO	CO	166,947	105,960	84,329,176
TOA REINSURANCE COMPANY	QS	484,791	671,543	24,681,975,884
TRANSAMERICA OCCIDENTAL	CO	76,008	47,122	846,241,682
TRANSAMERICA OCCIDENTAL	QS	876,919	1,187,614	37,661,911,091
TRANSAMERICA OCCIDENTAL	XL	1	1	35,000
COMPANY TOTALS				379,858,979,981

* CO = COINSURANCE

   XL = EXCESS LOSS YRT

   QS = QUOTA SHARE YRT

II-2

Exhibit III

Form of Monthly Report

Prime Re

Monthly Settlement Report

[See attached]

III-1

Swiss Re Reinsurance

Manual Expense Allowance

[•]

Section 4.2 Allowances	DL01
[•]
MSCWPE2--1 Policy Exhibit
Beginning Direct inforce [first day of applicable month]	[•]
Ending Direct inforce [last day of applicable month]	[•]
Avg Direct Inforce	[•]
*Expense Allowance @ 100%	[•]
Expense Allowance @ Deal %	[•]
Annual Expense Allowance	[•]
Monthly Expense Allowance (1/12)	[•]

Section 4.3 Other Obligations	DL01
[•]
(i) Other obligations
MSCWRA1-1 Settlement Rpt (CO9999 for DL02)
Direct Premiums [applicable month]	[•]
** Premium Tax Rate	[•]
Premium taxes Incurred	[•]
DL01
[•]
(ii) Other obligations
# EOT Policy Conversions	[•]
** Allowance	[•]
Total EOT Conversion Allowance	[•]
EOT Conversion Allowance per Deal%	[•]
DL01
[•]
(iv) Other obligations
U/W expenses on Reinstatements	[•]
Reinstatement U/W Expenses per Deal %	[•]
DL01
[•]
(iii) Other obligations
Conversion Bonus	[•]
Continuation Bonus	[•]
Total EOT Bonus	[•]
Bonus Funding Valn	[•]
Legacy Total	[•]
Commission Adj Per Deal %	[•]

III-2

[•]

*	Expense Allowance Rate for DLO1/DLO4/DL03 is adjusted annually in January.
*	Expense Allowance Rate for DLO2 is adjusted annually in March. See 'Expense
**	Per the coinsurance agreements, these rates do not change.

Prepared By:	Reviewed By:

Date:	Date:

Swiss Re Reinsurance Top Up Notice

As of
[•]
Pecan Re 80%
DL01
Reserve Report
Direct Reserves	[•]
Ceded Reserves	[•]
—
Direct Pending	[•]
Ceded Pending	[•]
Recoverables	[•]
—
Economic Reserve
Excess Reserve	—
Reserve Report	—
—
Required Reserve Balance	—
Security Balance as of [•]
Fair Value of Trust	[•]
Fair Value of Economic Trust	—
Fair Value of Excess Trust	—
—
Over/(Under) funded: Security Balance minus Required Reserve Balance
-10% Economic Reserve	—
-10% Excess Reserve	—
Over/(Under) funded	—
102% of Required Reserves Balance
Economic Reserve	—
Excess Reserve	—
—
Excess Security Balance in Trust:
Economic Trust > Economic Reserve	—
Excess Trust > Excess Reserve	—
Security Balance minus 102% of Required Reserve Balance (105% for FRAC)	—

—

III-3

.								if <= current month, 1 1		if <= current month, 1 1	if <= current month, 1 1	if <= current month, 1	if <= current month, 1	if<= current month, 1 1	if<= current month, 1 1	if<= current month, 1 1	if <= current month, 1 1	if <= current month, 1
PLIC - Pecan Re Settlement Statement [•], YTD								(4 wks) January	(5 wks) February	(4 wks) March	(4 wks) April	(5 wks) May	(4 wks) June	(4 wks) July	(5 wks) August	(4 wks) September	(4 wks) October	(5 wks) November	YTD
	Due							DL01 -80%	DL01 -80%	DL01 -80%	DL01 -80%	DL01 -80%	DL01 -80%	DL01 -80%	DL01 -80%	DL01 -80%	DL01 -80%	DL01 -80%	DL01 -80%
Business	to/form
Unit	Account	9.2 BU	Book Code	Deal Id	Prod		Description	AmountDue	AmountDue	AmountDue	AmountDue	AmountDue	AmountDue	AmountDue	AmountDue	AmountDue	AmountDue	AmountDue	AmountDue
Due to/from PR20 Cash ledger
[•]	[•]	[•]	[•]	[•]	[•]	[•]	Direct Premiums	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—
[•]	[•]	[•]	[•]	[•]	[•]	[•]	Direct Claims	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—
[•]	[•]	[•]	[•]	[•]	[•]	[•]	ETPR Claims	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—
ETPR Premiums Monthly True Up & Manual Premiums
[•]	[•]	[•]	[•]	[•]	[•]	[•]	Prior Month Accrual Deal	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
[•]	[•]	[•]	[•]	[•]	[•]		Current Month Cash Deal	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
							Manual Premium Pmts(FAC, Term)	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
										—	—	—	—	—	—	—	—	—	—
[•]	[•]	[•]	[•]	[•]	[•]				—	—	—	—	—	—			—-
[•]	[•]	[•]	[•]	[•]	[•]	[•]	Expense Allowance	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—
[•]	[•]	[•]	[•]	[•]	[•]	[•]	Premium Tax Allowance	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—
[•]	[•]	[•]	[•]	[•]	[•]	[•]	Premium Tax Recovered	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—
[•]	[•]	[•]	[•]	[•]	[•]	[•]	Conversion Allowance	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—
[•]	[•]	[•]	[•]	[•]	[•]	[•]	Reinstatement U/W Expense	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—
							Commissions												—
[•]	[•]	[•]	[•]	[•]	[•]	[•]	Bonus Funding, EOT Bonus	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—
[•]	[•]	[•]	[•]	[•]	[•]	[•]	ICA Comm Exp	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—
[•]	[•]	[•]	[•]	[•]	[•]	[•]	Lf 1 yr Com	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—
[•]	[•]	[•]	[•]	[•]	[•]	[•]	Lf Ren Com	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—
							Commission Allowance	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—
[•]	[•]	[•]	[•]	[•]	[•]	[•]	Lf 1YrComm-Re-Ced
Scottish Re's & Canada Life's reprocessed IBR's
[•]	[•]	[•]	[•]	[•]	[•]	[•]	(PSR/PCR)
[•]	[•]	[•]	[•]	[•]	[•]	[•]		—	—	—	—	—	—	—	—	—	—	—	—
Total Due to/from PR20 Cash ledger								[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—
Due tofrom PR2G Accrual ledger
							ETPR Premiums (excluding Frozens)	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
							Frozen Release ETPR Premiums	-	[•]	[•]	[•]	[•]	-	[•]	[•]	-	[•]	[•]
[•]	[•]	[•]	[•]	[•]	[•]	[•]	ETPR Premiums - Monthly accrual	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—
Net Amount Due to Pecan Re								[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	—

III-4

Coinsurance Agreement		Primerica Report ID / Name	File 1
Article VIII Section 8.1 & 8.2	Report ID	Report Name	[●]
Monthly Settlement Report	SCWRA1 --1	Monthly Settlement Report	✓
Policy Exhibit	SCWPE2 --1	Exhibit of Life Insurance	✓
	SCWPE3--1	Policy Exhibit Errors	✓
Non-Bordereau Claims Report	SCWRA4 --1	Bulk Claim	✓
Bordereau Report	SCWRA4 --2	NonBulk Claim	✓
Reserve Report	SCWRA3 -- 1	Monthly Reserve Report	✓
Claim Reserve Report	SCWRA2 -- 1	Claim Reserve Report	✓
	SCWRA4 --3	Detail Pending Claims and Recoverables	✓
Monthly Account Balance Reports	PSP419-MP	Pecan Re General Ledger Summary	✓
Top-Up Notice	PDF	Top Up Notice	✓
	SCWR07 --1	Monthly Settlement Report - Peoplesoft Ledger Balance	✓
	SCWR07 -- 2	Claim Reserve Report - Peoplesoft Ledger Balance	✓
	SCWR07 -- 3	Monthly Reserve Report - Peoplesoft Ledger Balance	✓
	PDF	Policy and Claim Reserve Recon to GL	✓
	Excel	N'Vision Report: Pecan Re	✓
	PDF	Settlement Statements - Pecan Re	✓
	PDF	Monthly Manual Deal Entries	✓
	Excel	GL Interface file	✓
	PDF	Reinsurance Recoverables Aging Report	✓
	PDF	Pending Litigation Claims Report	✓

System Generated Report - not available in Excel/Word format
Attached Excel Version of this report
Report provided in an Excel version already. Re-attached this report

III-5

	Report ID	Report Name
Coinsurance AgreementArticle VIII Section 8.1 & 8.2
Monthly Settlement Report	SCWRA1 --1	Monthly Settlement Report
Policy Exhibit	SCWPE2 -- 1	Exhibit of Life Insurance
	SCWPE3--1	Policy Exhibit Errors
Non-Bordereau Claims Report	SCWRA4 --1	Bulk Claim
Bordereau Report	SCWRA4 -- 2	NonBulk Claim
Reserve Report	SCWRA3 --1	Monthly Reserve Report
Claim Reserve Report	SCWRA2 -- 1	Claim Reserve Report
	SCWRA4 -- 3	Detail Pending Claims and Recoverables
Monthly Account Balance Reports	PSP419	General Ledger Summary-USD
	PSP419	General Ledger Summary-CAD
Top-Up Notice	PDF	Top Up Notice (required quarterly)
Additional Reports provided
	PDF	Settlement Statements - Pecan Re & Experience Refund - Pecan Re
	SCWR07 --1	Monthly Settlement Report - Peoplesoft Ledger Balance
	SCWR07 -- 2	Claim Reserve Report - Peoplesoft Ledger Balance
	SCWR07 --3	Monthly Reserve Report - Peoplesoft Ledger Balance
	PDF	Monthly Manual Deal Entries & Support (Expense Allowance, End of Term & Reinst U/W Expense detail)
	Excel	N'Vision Report: Pecan Re
	PDF	Policy and Claim Reserve Recon to GL
	Excel	GL Interface file

Total 26 files

Manic Lefebvre	manic_lefebvre@swissre.com
[●]	[●]
[●]	[●]
[●]	[●]

III-6

PRIMG&SB	[●]
SWISS RE REINSURANCE PECAN RE GAAP & STAT
Run: [●]

		Pecan Re GAAP				Pecan Re STAT
		DL01: 80%				DL01: 80%
	8.4 Business Unit	PR20	PR2G	PR2GG	Pecan Re_GP	PR20	PR2G	PR2S	Pecan Re_St
	9.2 Business Unit	Pecan	Pecan	Pecan		Pecan	Pecan	Pecan
	9.2 Deal ID	Pecan80	Pecan80	Pecan80		Pecan80	Pecan80	Pecan80
	9.2 Book Code	Base	Comb	GAAP	Total	Base	Comb	STAT	Total
	9.2 Product	Uncons	Uncons	Uncons	GAAP	Uncons	Uncons	Uncons	STAT
Assets
	Intercompany Legacy	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
	Premium Due and Unpaid	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
	Due From Rein-UW and Other	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
	Reinsurance Recoverable	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
	Ceded Pending	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
	Ceded Reserves	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
	Direct Pending	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
	Direct Reserves	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
	Due to Affiliates	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
	Deferred ACQ Cost (DAC)	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
T otal Assets		[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Liabilities
	Future Policy Benefits - Life	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
	Direct Pending Claims	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
	Accrued Taxes Licenses Fees	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
	Cost of Collection	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
	Advance Premium	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
	Due to Reinsurers	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
	Commissions Payable	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
T otal Liabilities		[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
	Net Income	[•]	[•]	[•]		[•]	[•]	[•]	[•]
	Paid in Capital	[•]	[•]	[•]		[•]	[•]	[•]	[•]
	Retained Earnings	[•]	[•]	[•]		[•]	[•]	[•]	[•]
Total Equity		[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Total Liabilities & Equity			[•]	[•]	[•]	[•]	[•]
		[•]	[•]		[•]	[•]	[•]	[•]	[•]
Revenue
	Premium		[•]	[•]	[•]	[•]	[•]	[•]	[•]
Total Revenue		[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Benefit
	Claims - Life	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
	Change In Reserve - Life	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Total Benefits		[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Commission & Expenses
	Commissions - Net	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
	Amortization of DAC	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
	Allowances	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
	Legal Settlements	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Total Commisions & Expenses		[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Total Benefit, Commissions & Expenses		[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Net Income		[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]

Exhibit IV

Form of Monthly Account Balance Report

[See attached]

Prepared By:
Approved By:

[•]

Policy Reserves:	Direct Reserves		ETPR Reserves		Net	Total Reserves
DL01: PLIC 80% SCWRA3-1 balance	[•]		[•]		—	DL01 Σ (A)	—
Manual Adjustments:
DIS Monthly Inc./Stat Errors	[•]
Adj. to [year] waiver clms-Lx	[•]
Frozen Stat Reserves - Coin @ 80%			[•]
Frozen Stat Reserves Qsyrt @ 80%			[•]
CTR & Spouse Conversions incorrectly ceded to Citi	[•]		[•]
Adjusted Rsrv Balance:	—		—		—	(A)

General Ledger: PSP030	B.U.	Deal ID	Book Code	Product
8.4 BU: PR2S	PrmRe	PrmRe80	stat	uncons
200109-FPB Reserves SW Asmd	[•]
200119-Waiver Reserve SW Asmd	[•]
141213-ETPR COI Reserves Frzn SW Asmd			[•]
141218-ETPR YRT Reserves Frzn SW Asmd			[•]
141207-ETPR COI Reserves SW Asmd			[•]
141203-ETPR YRT Reserves SW Asmd			[•]
	—		—		—
	—		—		—

[•]
Claim Reserves	Direct Pending		ETPR Pending		ETPR Recoverables	Net

DL01: PLIC 80% SCWRA2-1 balance	[•]		[•]		[•]
Manual Adjustments:
IBNR - Direct	[•]
SSAP 55 (stat only adj)	[•]
IBNR - Coin			[•]
IBNR - Qsyrt			[•]
Clm Accrl	—
CTR & Spouse Conversions incorrectly ceded to Citi	[•]		[•]				(A)
Adjusted Claim Rsrv:	—		—		—	—
General Ledger: PSP030
	B.U.	Deal ID	Book Code	Product
	PrmRe	PrmRe80	comb stat	uncons
8.4 BU: PR2G 201202-Direct Pending Claims SW Asmd	[•]
PR2G 201213-Direct IBNR SW Asmd	[•]
PR2S 201213-Direct IBNR SW Asmd	[•]
PR2G 140803-ETPR Pending Clms YRT SW Asmd			[•]
PR2G 140813-ETPR YRT IBNR SW Asmd			[•]
PR2G 140807-ETPR Pending Clms COI SW Asmd			[•]
PR2G 140818-ETPR COI IBNR SW Asmd			[•]
PR2G 140823-ETPR Reins Recov Adj SW Asmd					-
PR2G 140603-ETPR Reins Recov YRT SW Asmd					[•]
PR2G 140607-ETPR Reins Recov COI SW Asmd					[•]
	—		—		—	—
	—		—		—	—

PFS_REINS_C	107
Year	Period	Unit	Deal	Product	Book Code	Account	Sum Amount	Base Curr
[•]	11	[•]	[•]	[•]	[•]	[•]	[•]	USD
[•]	11	[•]	[•]	[•]	[•]	[•]	[•]	USD

PFS_REINS_C	117
Year	Period	Unit	Deal	Product	Book Code	Account	Sum Amount	Base Curr
[•]	11	[•]	[•]	[•]	[•]	[•]	[•]	USD
[•]	11	[•]	[•]	[•]	[•]	[•]	[•]	USD

Exhibit V-A

Milliman Information

1)	Inventories of term life insurance policies in force as of June 30, 2009, including computer files and other listings of these records.
2)	Current set of assumptions actually used for pricing the Custom Advantage Policy as provided by the Ceding Company.
3)	Mortality and lapse studies prepared by the Ceding Company for the business in force.
4)	Product characteristics and data including premium rates, policy fees, banding, commission rates, product benefit features, etc.
5)	Ceding Company methodology and basis regarding statutory reserves and tax reserves.
6)	Information on the terms of existing reinsurance agreements with third parties.
7)	Information with respect to the current unit expenses of the Ceding Company.

V-A-1

Exhibit V-B

Milliman Information

1)	Actual recent financial data for the Covered Liabilities.

V-B-1

Exhibit VI

Milliman Report

[See attached]

VI-1

ACTUARIAL ANALYSIS OF

PRIMERICA LIFE INSURANCE COMPANY

AS OF JUNE 30, 2009

PREPARED FOR:

Citigroup, Inc.

PREPARED BY:

Bruce W. Winterhof, F.S.A., M.A.A.A.
Yiping Yang, F.S.A., M.A.A.A.
Laird D. Zacheis, F.S.A., M.A.A.A.

September 14, 2009
Revised October 23, 2009

Milliman

71 S. Wacker Drive, 31st Floor
Chicago, IL 60606
Tel +1 312 726.0677
Fax +1 312 499.5700
www.milliman.com

September 14, 2009
Revised October 23, 2009

Mr. James von Moltke	Mr. D. Richard Williams
M&A Group Manager	Co-Chief Executive Officer &
Citigroup Inc.	Chief Operating Officer
909 Third Avenue	Primerica Financial Services
New York, New York 10022	3120 Breckinridge Boulevard
Duluth, Georgia 30099

Dear Sirs:

This report provides actuarial values and projections as of June 30, 2009 for the individual life and annuity business of Primerica Life Insurance Company. This report reflects updates to our September 14, 2009 report for certain reinsurance treaty terms and other refinements to the projections.

Section I outlines the scope and qualifications associated with the analysis. Actuarial values and yearly statutory profits are summarized in Section II. Section III and the Appendices summarize the methodology, models and actuarial assumptions underlying the developed values.

This report is a statement of actuarial opinion under guidelines promulgated by the American Academy of Actuaries. The undersigned professionals are members of the American Academy of Actuaries and meet the Qualification Standards of the American Academy of Actuaries to render the opinion contained herein.

The professionals responsible for developing the actuarial values in this report are available to answer any questions regarding the assumptions and procedures underlying the values. Please contact us if any questions are raised.

Sincerely,

/s/ Laird D. Zacheis	/s/ Yiping Yang
Laird D. Zacheis, F.S.A., M.A.A.A.	Yiping Yang, F.S.A., M.A.A.A.
Consulting Actuary	Consulting Actuary

LDZ/YY:jk

Offices in Principal Cities Worldwid

Milliman

SECTION I

Introduction and Qualifications

Milliman, Inc. (“Milliman”) was retained by Citigroup, Inc. (“Citi”) to perform certain actuarial analyses with respect to the life insurance business in Primerica Life Insurance Company (“Primerica” or “PLIC”). PLIC is wholly owned through various holding companies by Citi.

Specifically, our assignment has been to develop projected statutory earnings arising from the existing and new individual life business of Primerica and to calculate present values of these future earnings using discount rates of 11%, 13% and 15%.

The Primerica business consists primarily of level term traditional life business. Primerica markets through a network of about 100,000 independent agents who are primarily part-time, and who are exclusive to Primerica. The term business sold through this network is referred to generally as “term” in this report.

Milliman is frequently engaged to prepare such analyses of life insurance companies. The approach followed in this situation is consistent with methodology we have generally employed in previous engagements.

We have prepared this report with the understanding that it will be used by Citi and its advisors to analyze the potential value of Primerica. The report is intended to provide certain actuarial information and analyses as of June 30, 2009 that would assist a qualified actuary, technically competent in the area of actuarial appraisals, to develop an estimate of (1) the adjusted statutory book value of the companies as of June 30, 2009; (2) the projected amounts and present values of future statutory profits from insurance in force as of June 30, 2009; and (3) the projected amounts and present values of future statutory profits from insurance written after June 30, 2009.

In order to fully comprehend this report, any user of this report should be advised by an actuary with a substantial level of expertise in areas relevant to this analysis to appreciate the significance of the underlying assumptions and the impact of those assumptions on the illustrated results. This report must be read in its entirety to be understood.

This report may not be distributed, disclosed, copied or otherwise furnished to any party without our prior consent. Any distribution of this report must be in its entirety.

Nothing included in this report is to be used in any filings with any public body, such as but not limited to the Securities and Exchange Commission or State Insurance Departments, without prior written consent from Milliman. We understand this report may be shared with the Massachusetts Department of Insurance.

We have projected future statutory profits computed according to regulatory reporting criteria. The validity of these projections depends on how well future experience conforms to our assumptions. Our assumptions for future mortality, persistency, expenses, investment return and other actuarial factors are based on our evaluation of recent experience of Primerica, industry experience and anticipated future trends. The approach employed to develop the projection assumptions is described below.

1.	Mortality and persistency assumptions are based on the experience of Primerica and on general industry experience.
2.	Expenses were projected as a combination of unit expense allowables and excess costs to reproduce the budgeted expenses of Primerica.
3.

Future investment income reflects a new money investment yield of 5.70% based on assumptions for asset yield, quality, and maturity provided by Primerica. The projections are based on the June 30, 2009 interest rate environment.

4.	Financing of excess level term reserves is reflected based on a net cost of 300 bp of outstanding amounts per year.
5.	New business production assumptions were provided by Primerica and are summarized in Section II.

Milliman

Actual experience may differ from that assumed in the projections. To the extent actual experience is different from the assumptions underlying this Report, so will actual results differ from the projected results shown here. Sensitivity of results to changes in assumptions is provided as part of Section II, Summary of Results.

Rationale for Statutory Approach

Our development of the projected amounts and actuarial values in this report reflect statutory accounting practices. Two reasons why we believe it is appropriate to analyze a life company using the statutory approach are:

1)	Statutory accounting determines the availability of earnings for dividends to life company shareholders.
2)	Statutory surplus constitutes the funds available for investments in new business or other ventures requiring capital.

Relationship to Market Value

An actuarial appraisal value does not necessarily represent the value of a company's stock in the open market. Rather, it is derived from a projection of future earnings and therefore reflects the value of a company's earnings potential under a specific set of assumptions. Assignment of a value to any business enterprise is also a matter of informed judgment. Purchase or sales price is determined by the parties involved, based on their respective evaluations of all relevant factors, including:

1)	the perspective of the buyer and the seller and the level of confidence regarding the assumptions underlying projected earnings,
2)	the desired rate of return and the associated cost of capital,
3)	the degree of urgency associated with the sale or acquisition,
4)	economies of scale and scope associated with the potential transaction, and
5)	significant tax or other consequences/benefits, unique to a proposed transaction, which can have an effect on fair market value.

Data Reliance

We have relied on information supplied by Primerica as well as on published financial information. We performed no audits or independent verification of the information furnished to us. To the extent that there are any material errors in the information provided, the results of our analysis will be affected as well. The principal materials relied upon include:

1)	Information contained in the public and internal statutory and GAAP financial statements of Primerica.
2)	Inventory of insurance policies as of June 30, 2009, December 31, 2008 and December 31, 2007.
3)

Information on business inforce, including schedules or electronic files of premiums, policy benefits, commission rates, cost of insurance charges, description of guaranteed benefits, and other policy benefits.

4)	Information relating to Primerica’s statutory reserve practices.
5)	Current and historical pricing assumptions.
6)	Information and analysis prepared by Primerica on recent mortality and persistency experience.
7)	Information on invested assets as of June 30, 2009.
8)	Information on new investment strategy.
9)	Information on statutory/tax asset and reserve assumptions and differences and other information with respect to Federal income taxes.
10)	Information on the terms of reinsurance agreements.

Milliman

11)	Information on future premium production volumes, products, and mix of riders and other guaranteed benefits.
12)	Information on future expenses.
13)	Information on excess reserve financing costs provided by Primerica and Citi.
14)	Information on terms of reinsurance between Primerica and PrimeRe, a newly formed captive owned by Citi.

Milliman

.SECTION II

Summary of Results

Summary of Actuarial Appraisal Values

Table I summarizes the present value of future statutory profits from business inforce on June 30, 2009, and the development of the reinsurance ceding commission for 80% of the inforce business. The business values are based upon thirty years of projected profits. Amounts reflect cost of capital based on 300% of NAIC RBC (Company Action Level).

Table I 80% of PLIC Inforce Business Actuarial Appraisal Value (As of June 30, 2009, in millions)

	11%	13%	15%
Pre-Tax Value	$3,667	$3,361	$3,108
Taxes	(1,070)	(959)	(867)
Cost of Capital at 300% RBC	(144)	(166)	(184)
Total After-tax	$2,454	$2,236	$2,057
Tax Benefit on Reinsurance	1,047	923	819
Total Value	$3,500	$3,159	$2,876

PLIC is coinsuring an additional 10% of the inforce to PrimeRe under a treaty that incorporates an experience refund for the business, as described later in this Section. The effect of the experience refund is to transfer back to PLIC the profits of the business on an economic reserve basis, subject to a cap on the mortality. For this treaty, the ceding commission is assumed to equal the difference between statutory and economic reserves, as estimated below:

PLIC 10% Coinsurance Treaty (in millions)

Statutory Reserve	$403
Economic Reserve	56
Ceding Commission	$347

Tables II and III provide a summary of ten years of projected after-tax statutory profits for Primerica Life assuming ten years of projected new business, and after the reinsurance of the inforce business to

PrimeRe, a newly formed captive owned by Citi. No dividends are reflected out of PLIC. Tables IV and V provide a summary of the ten-year statutory income statements for PrimeRe.

Summaries of assumptions for each line of business are provided in Section III and in the Appendices. Detailed projections of annual statutory profits and present values of profit by line of business are provided in Appendix C.

Milliman

Table II Primerica Life Line of Business Statutory Projection (in millions of dollars)

Year Ending June 30,	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Existing Business at 06/30/2009
Primerica - Net (Before New Conversions)		$210.6	$143.0	$137.7	$133.5	$129.4	$124.2	$122.1	$123.7	$128.3	$130.3
Primerica New Conversions - Net		(42.4)	0.2	(0.1)	(1.7)	(3.0)	(3.4)	(3.8)	(12.2)	(13.0)	(18.5)
Miscellaneous Primerica		12.3	12.0	11.9	11.9	12.0	12.0	12.0	12.0	12.0	11.9
Total Existing Business		$180.6	$155.1	$149.5	$143.7	$138.3	$132.8	$130.4	$123.6	$127.3	$123.8
Ten Years of New Business from 06/30/2009
Traditional Life		$(200.8)	$(180.2)	$(157.0)	$(134.4)	$(109.9)	$(86.5)	$(60.7)	$(31.2)	$1.7	$38.2
Primerica Waiver of Premium		0.6	1.5	2.3	3.1	3.9	4.8	5.7	6.6	7.6	8.7
Primerica Retained Asset Account		0.2	0.5	0.9	1.3	1.7	2.3	2.9	3.5	4.3	5.1
Total New Business		$(200.0)	$(178.2)	$(153.8)	$(130.0)	$(104.2)	$(79.4)	$(52.1)	$(21.1)	$13.6	$52.0
Unallocated Expense		(16.7)	(16.7)	(16.7)	(16.7)	(16.7)	(16.7)	(16.7)	(16.7)	(16.7)	(16.7)
Change in Internal Reserve Financing		23.4	(0.1)	(6.8)	(37.2)	(36.0)	(35.1)	(34.8)	(34.4)	(33.8)	(31.9)
Interest Cost on Internal Reserve Financing		(30.1)	(32.1)	(32.1)	(31.5)	(28.3)	(25.2)	(22.1)	(19.1)	(16.1)	(13.2)
Interest on Capital, Surplus & AVR		21.9	21.3	19.1	17.5	15.1	14.0	14.2	16.0	19.4	25.5
Total Pre-Tax Earnings		$(20.9)	$(50.6)	$(40.7)	$(54.1)	$(31.7)	$(9.5)	$18.8	$48.4	$93.8	$139.6
Federal Income Tax (35.0%)		—	—	—	—	—	—	—	—	—	(67.8)
NBL Distributed Earnings		11.3	12.2	12.2	12.3	12.5	12.3	12.3	12.2	12.8	13.5
After-Tax Earnings		$(9.7)	$(38.4)	$(28.5)	$(41.9)	$(19.2)	$2.8	$31.2	$60.6	$106.7	$85.4
Distributed Earnings (Target RBC Ratio=300%)	$20.0	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
General Account Liabilities	$673.7	$682.3	$731.7	$832.4	$978.1	$1,163.9	$1,387.8	$1,645.5	$1,927.3	$2,247.5	$2,605.5
Separate Account Liabilities	—	—	—	—	—	—	—	—	—	—	—
General Account Tax Reserve (Net of DAC)	(50.7)	(5.9)	90.8	232.1	409.3	615.6	846.6	1,096.7	1,354.2	1,631.0	1,928.1
External Reserve Financing (w/LOC @300bp)	—	—	—	—	—	—	—	—	—	—	—
50% Inforce Internal Reserve Financing (w/LOC @300bp)	345.8	369.2	369.1	362.4	325.2	289.2	254.1	219.3	185.0	151.2	119.3
Interest Maintenance Reserve	—	—	—	—	—	—	—	—	—	—	—
Capital, Surplus & AVR Excluding NBL	384.0	374.3	335.9	307.4	265.6	246.4	249.2	280.4	341.0	447.7	533.0
NBL Carrying Value	150.0	150.0	150.0	150.0	150.0	150.0	150.0	150.0	150.0	150.0	150.0
Capital, Surplus & AVR Including NBL	534.0	524.3	485.9	457.4	415.6	396.4	399.2	430.4	491.0	597.7	683.0
NAIC RBC (Company Action Level)	90.0	93.3	97.2	101.7	107.1	113.1	119.6	126.9	135.5	145.0	155.6
RBC Ratio (Company Action Level)	593.2%	562.0%	499.8%	449.8%	388.1%	350.6%	333.9%	339.1%	362.4%	412.3%	438.9%

Note: Interest on Capital, Surplus, & AVR is based on a net earnings rate of 5.70%.

Milliman

Table III Primerica Life Projected Statutory Operating Results (in millions of dollars)

Year Ending June 30,	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Existing and New Business
Gross Premium Income		$422.6	$546.2	$666.1	$787.2	$911.3	$1,040.6	$1,176.9	$1,345.0	$1,539.9	$1,736.5
Reinsurance Premiums (Net of Allowances)		(118.1)	(142.6)	(171.8)	(205.1)	(242.6)	(283.2)	(328.2)	(396.4)	(470.3)	(550.3)
Allowances From PrimeRe		92.1	85.3	80.8	77.3	74.3	71.5	69.2	65.1	61.3	57.8
Investment Income		79.3	82.4	84.7	89.9	96.6	106.6	119.8	136.0	155.8	180.2
Total Income		$475.9	$571.4	$659.8	$749.3	$839.6	$935.5	$1,037.7	$1,149.6	$1,286.7	$1,424.1
Surrender, Health and Other Benefits		$33.7	$12.7	$8.4	$7.7	$8.1	$9.0	$10.6	$12.2	$14.4	$16.5
Direct Death Benefits		182.1	207.0	235.9	269.4	306.9	348.3	393.8	456.1	534.4	616.3
Reinsurance Death Benefits		(103.9)	(126.4)	(152.4)	(182.3)	(215.9)	(253.1)	(293.7)	(348.4)	(417.1)	(490.6)
Cost of Financing		30.1	32.1	32.1	31.5	28.3	25.2	22.1	19.1	16.1	13.2
Reserve Increase		5.9	46.8	100.9	172.9	208.7	243.4	273.0	292.1	327.5	362.7
Expense (Other Than Premium Tax) (Incl Unalloc)		158.2	162.5	168.7	176.1	184.4	194.2	205.3	217.4	230.2	244.1
Premium Tax		35.1	36.0	37.4	39.0	40.8	42.9	45.1	47.5	50.2	53.1
Commission		155.6	251.4	269.4	289.1	310.1	335.2	362.8	405.3	437.2	469.2
Total Benefits and Expenses		$496.8	$622.0	$700.5	$803.5	$871.3	$945.0	$1,018.9	$1,101.2	$1,192.9	$1,284.5
Total Pre-Tax Earnings		$(20.9)	$(50.6)	$(40.7)	$(54.1)	$(31.7)	$(9.5)	$18.8	$48.4	$93.8	$139.6
Federal Income Tax (35.0%)		—	—	—	—	—	—	—	—	—	(67.8)
NBL Distributed Earnings		11.3	12.2	12.2	12.3	12.5	12.3	12.3	12.2	12.8	13.5
After-Tax Earnings		$(9.7)	$(38.4)	$(28.5)	$(41.9)	$(19.2)	$2.8	$31.2	$60.6	$106.7	$85.4
Distributed Earnings (Target RBC Ratio=300%)	$20.0	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
General Account Liabilities	$673.7	$682.3	$731.7	$832.4	$978.1	$1,163.9	$1,387.8	$1,645.5	$1,927.3	$2,247.5	$2,605.5
Separate Account Liabilities	—	—	—	—	—	—	—	—	—	—	—
General Account Tax Reserve (Net of DAC)	(50.7)	(5.9)	90.8	232.1	409.3	615.6	846.6	1,096.7	1,354.2	1,631.0	1,928.1
External Reserve Financing (w/LOC @300bp)	—	—	—	—	—	—	—	—	—	—	—
50% Inforce Internal Reserve Financing (w/LOC @300bp)	345.8	369.2	369.1	362.4	325.2	289.2	254.1	219.3	185.0	151.2	119.3
Interest Maintenance Reserve	—	—	—	—	—	—	—	—	—	—	—
Capital, Surplus & AVR	534.0	524.3	485.9	457.4	415.6	396.4	399.2	430.4	491.0	597.7	683.0
NAIC RBC (Company Action Level)	90.0	93.3	97.2	101.7	107.1	113.1	119.6	126.9	135.5	145.0	155.6
RBC Ratio (Company Action Level)	593.2%	562.0%	499.8%	449.8%	388.1%	350.6%	333.9%	339.1%	362.4%	412.3%	438.9%

Note: Interest on Capital, Surplus, & AVR is based on a net earnings rate of 5.70%.

Milliman

Table IV PrimeRe
Line of Business Statutory Projection (post-tax; in millions of dollars)

Year Ending June 30,	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Existing Business at 06/30/2009
Term — Net (Before New Conversions)		$534.4	$572.0	$550.7	$533.9	$517.4	$496.8	$488.5	$477.0	$453.7	$421.9
Term — New Conversions - Net		(169.3)	0.7	(0.3)	(6.7)	(11.9)	(13.6)	(15.0)	(7.6)	(4.9)	2.2
Canada Segregated Funds		—	—	—	—	—	—	—	—	—	—
Miscellaneous		$12.3	$11.4	$10.7	$10.1	$9.6	$9.0	$8.5	$7.9	$7.4	$7.0
Total Existing Business		$377.4	$584.1	$561.1	$537.4	$515.0	$492.2	$482.0	$477.3	$456.3	$431.1
Ten Years of New Business from 06/30/2009 N/A		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total New Business		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Unallocated Expense		(5.0)	(5.0)	(5.0)	(5.0)	(5.0)	(5.0)	(5.0)	(5.0)	(5.0)	(5.0)
Change in Internal Reserve Financing		(23.4)	0.1	6.8	37.2	36.0	35.1	34.8	34.4	33.8	31.9
Interest Cost on Internal Reserve Financing		30.1	32.1	32.1	31.5	28.3	25.2	22.1	19.1	16.1	13.2
Interest on Capital, Surplus & AVR		17.3	16.3	15.2	14.4	13.5	12.6	11.9	11.2	10.4	9.6
Total Pre-Tax Earnings		$396.4	$627.6	$610.2	$615.5	$587.8	$560.1	$545.8	$537.0	$511.5	$480.7
Federal Income Tax (35.0%)		(175.8)	(200.5)	(193.8)	(196.5)	(187.7)	(178.9)	(175.1)	(173.6)	(166.3)	(157.6)
After-Tax Earnings		$220.6	$427.0	$416.5	$419.0	$400.1	$381.2	$370.7	$363.4	$345.2	$323.1
Distributed Earnings	$—	$238.1	$445.0	$431.9	$434.1	$415.3	$393.6	$383.3	$377.8	$359.3	$337.0
General Account Liabilities	$3,443.7	$3,635.0	$3,615.4	$3,556.5	$3,438.6	$3,294.6	$3,130.8	$2,936.1	$2,717.3	$2,471.8	$2,208.8
Separate Account Liabilities	—	—	—	—	—	—	—	—	—	—	—
General Account Tax Reserve (Net of DAC)	2,642.4	2,685.6	2,712.5	2,706.6	2,667.5	2,597.0	2,503.3	2,373.6	2,215.1	2,025.2	1,812.0
External Reserve Financing (w/LOC @300bp)	—	—	—	—	—	—	—	—	—	—	—
50% Inforce Internal Reserve Financing (w/LOC @300bp)	(345.8)	(369.2)	(369.1)	(362.4)	(325.2)	(289.2)	(254.1)	(219.3)	(185.0)	(151.2)	(119.3)
Interest Maintenance Reserve	—	—	—	—	—	—	—	—	—	—	—
Capital, Surplus & AVR	303.0	285.4	267.5	252.0	236.9	221.7	209.3	196.7	182.3	168.2	154.3
NAIC RBC (Company Action Level)	101.0	95.1	89.2	84.0	79.0	73.9	69.8	65.6	60.8	56.1	51.4
RBC Ratio (Company Action Level)	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%

Note: Interest on Capital, Surplus, & AVR is based on a net earnings rate of 5.70%.

Milliman

Table V PrimeRe
Projected Statutory Operating Results (in millions of dollars)

Year Ending June 30,	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Existing and New Business
Gross Premium Income		$1,330.7	$1,255.1	$1,202.9	$1,163.9	$1,132.6	$1,104.5	$1,079.1	$1,030.3	$969.7	$920.1
Reinsurance Premiums (Net of Allowances)		(421.0)	(435.9)	(452.3)	(470.4)	(489.8)	(505.1)	(519.0)	(515.0)	(507.7)	(501.5)
Seg Fund Policy Charges		—	—	—	—	—	—	—	—	—	—
Investment Income		205.7	212.9	209.3	204.1	197.4	189.3	180.3	169.9	157.5	143.8
Total Income		$1,115.4	$1,032.1	$959.9	$897.6	$840.2	$788.8	$740.5	$685.1	$619.4	$562.3
Surrender, Health and Other Benefits		$46.7	$45.0	$41.7	$39.5	$37.8	$36.3	$34.8	$33.7	$32.2	$30.7
Direct Death Benefits		665.3	661.3	671.3	684.7	698.7	712.4	723.9	721.0	702.8	682.3
Reinsurance Death Benefits		(366.7)	(373.2)	(387.1)	(402.5)	(418.7)	(434.1)	(447.5)	(450.2)	(441.2)	(428.9)
Cost of Financing		(30.1)	(32.1)	(32.1)	(31.5)	(28.3)	(25.2)	(22.1)	(19.1)	(16.1)	(13.2)
Reserve Increase		190.2	(20.4)	(59.0)	(117.6)	(142.4)	(162.0)	(192.7)	(219.7)	(246.8)	(262.3)
Expense Allowances		92.1	85.3	80.8	77.3	74.3	71.5	69.2	65.1	61.3	57.8
Other Expenses		5.0	5.0	5.0	5.0	5.0	5.0	5.0	5.0	5.0	5.0
Commission		116.6	33.6	29.0	27.2	26.0	24.8	24.0	12.6	10.8	10.3
Total Benefits and Expenses		$719.0	$404.6	$349.6	$282.1	$252.4	$228.7	$194.7	$148.3	$107.9	$81.7
Total Pre-Tax Earnings		$396.4	$627.6	$610.2	$615.5	$587.8	$560.1	$545.8	$536.9	$511.5	$480.6
Federal Income Tax (35.0%)		(175.8)	(200.5)	(193.8)	(196.5)	(187.7)	(178.9)	(175.1)	(173.6)	(166.3)	(157.6)
After-Tax Earnings		$220.6	$427.0	$416.5	$419.0	$400.1	$381.2	$370.7	$363.3	$345.1	$323.0
Distributed Earnings (Target RBC Ratio=300%)	$—	$238.1	$445.0	$431.9	$434.1	$415.3	$393.6	$383.3	$377.8	$359.3	$337.0
General Account Liabilities	$3,443.7	$3,635.0	$3,615.4	$3,556.5	$3,438.6	$3,294.6	$3,130.8	$2,936.1	$2,717.3	$2,471.8	$2,208.8
Separate Account Liabilities	—	—	—	—	—	—	—	—	—	—	—
General Account Tax Reserve (Net of DAC)	2,642.4	2,685.6	2,712.5	2,706.6	2,667.5	2,597.0	2,503.3	2,373.6	2,215.1	2,025.2	1,812.0
External Reserve Financing (w/LOC @300bp)	—	—	—	—	—	—	—	—	—	—	—
50% Inforce Internal Reserve Financing (w/LOC @300bp)	(345.8)	(369.2)	(369.1)	(362.4)	(325.2)	(289.2)	(254.1)	(219.3)	(185.0)	(151.2)	(119.3)
Interest Maintenance Reserve	—	—	—	—	—	—	—	—	—	—	—
Capital, Surplus & AVR	303.0	285.4	267.5	252.0	236.9	221.7	209.3	196.7	182.3	168.2	154.3
NAIC RBC (Company Action Level)	101.0	95.1	89.2	84.0	79.0	73.9	69.8	65.6	60.8	56.1	51.4
RBC Ratio (Company Action Level)	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%

Note: Interest on Capital, Surplus, & AVR is based on a net earnings rate of 5.70%.

Milliman

Discount Rates

The actuarial appraisal values were developed using discount rates of 11%, 13%, and 15%. Table I illustrates the importance of the discount rate in the determination of the value of profits from the business.

New Business

New business is projected to grow based on Primerica’s business plan. Life insurance production is stated in terms of annualized issued premium. No new production is assumed after ten years.

Primerica Production Amounts (annualized issued premium, in millions of $)

				Growth Rate
Product Line	Year 1	Year 2	Year 3	Years 4-5	Years 6+
Life – U.S.	$180.0	$192.6	$206.1	7%	8%

Of the U.S. life production, 7.5% is assumed to be in National Benefit Life (NBL), PLIC’s New York subsidiary.

Reserve Financing

Primerica Life reserves for all term business using segmented reserves, both before and after the introduction of Guideline XXX in 2000. The development of the ceding commission reflects reserve financing based on the following assumptions:

•	For the business in PLIC, $1 billion of reserve financing is assumed; spread pro-rata over the excess reserves on the inforce block of business.
•

The amount of excess reserve is assumed to be the statutory reserve less the greater of the economic reserve or zero, for the block in total. Economic reserves are gross premium reserves over the level period only, and are defined in more detail in Section III. A summary of the reserves is shown below.

Milliman

Primerica Life Excess Reserve Summary by Issue Year As of June 30, 2009 (in millions)

Issue Year	Statutory Reserve	Economic Reserve
2009	$99	$(170)
2008	245	(301)
2007	275	(271)
2006	199	(200)
2005	218	(154)
2004	274	(110)
2003	255	(86)
2002	240	(58)
2001	253	(38)
2000	239	15
1999	154	13
1998	136	30
1997	138	27
1996	155	34
1995	134	29
1994	111	10
1993	114	7
1992	100	14
1991	73	15
1990	45	10
1989	(5)	(3)
Total	$3,451	$(1,188)

•	The cost of financing is assumed to be 300 bp of amounts outstanding.
•	Tax reserves are projected based on the Company’s current methodology.

The projections of the 20% of the inforce business remaining in PLIC, along with the new business, does not reflect any external reserve financing.

General Expense and Commissions

The unit expense assumptions were developed based on a combination of Primerica’s internal pricing allowables for acquisition costs and target allowables for maintenance. The difference between Primerica’s budgeted expenses and the unit cost allowable of $29 million was reflected as an unallocated expense and held constant for a period consistent with new business production.

Primerica does not perform a detailed allocation of shared expenses to the non-life product lines. Therefore, a significant portion of the unallocated expense represents shared expenses that support other business segments. In addition, the unallocated expense includes amounts that provide shared support for Primerica’s distribution system, for both life and non-life businesses.

PLIC has cost-sharing agreements and management agreements in place with its non-life affiliates. For purposes of a PLIC-only projection, excess experience is reduced by a net $12 million for these agreements.

Milliman

The projections reflect commission on a paid basis. Under the reinsurance treaty, PrimeRe will reimburse PLIC for commissions on an earned basis. In the first projection year, this results in an increase in the commission reimbursement by about $61.6 million for 80% of the business, which is reflected as an aggregate adjustment in Table I, and the ten-year projections. Subsequent years are not impacted.

Statutory Surplus Levels. Cost of Required Capital, and Risk Based Capital

The approach used to project yearly profits underlying the present values reflects an assumption that all future earnings from inforce and new business are paid out as reported. Included in this calculation is provision for the minimum level of statutory net worth required to continue favorable regulatory and rating agency treatment. Tables II and III provide a projection of capital, surplus, and AVR levels assuming all statutory earnings are paid out in excess of the funds required to maintain a 300% NAIC RBC (Risk Based Capital - Company Action Level) ratio in Primerica.

The cost of retaining capital to support the ongoing insurance operations will depend on a) the level of capital believed necessary for the risks inherent in the insurance operations of Primerica and to achieve desired ratings from various rating agencies; and b) the differential between the rate of return realized on retained capital and a buyer’s desired rate of return for an acquisition. The cost of capital based on maintaining 300% NAIC RBC is provided for in Table I. The detailed factors used to develop projected RBC are summarized in Appendix A.

Federal Income Taxes

The actuarial appraisal values summarized in Table I have been adjusted for the effect of Federal income taxes, assuming a 35% tax rate. In evaluating the potential effect of taxes on value, one should consider:

a)	Differences between tax and statutory reserves;
b)	Impact of the D AC proxy tax; and
c)	Other differences between tax and statutory amounts.

For purposes of this analysis, we have projected taxes as 35% of statutory income, adjusted as described below.

•

The statutory reserve exceeds the tax reserve as of June 30, 2009 by approximately $890 million. The difference represents reserves that will eventually flow into statutory income but not taxable income.

•

The impact of Deferred Acquisition Cost (DAC) proxy tax is based on the establishment of an asset for purposes of calculating taxable income equal to 7.70% of life insurance or 1.75% of annuity non-qualified direct premiums and reinsurance net cashflow. The resulting tax asset is assumed to be amortized over ten years. We also projected the amortization of the June 30, 2009 tax DAC balance of $635 million.

The 80% reinsurance transaction will be under an indemnity coinsurance arrangement. Under an indemnity coinsurance transaction, a reinsurer would receive a deduction of the tax-basis ceding commission. The Tax Benefit on Reinsurance in Table I is developed as follows:

1)	DAC proxy tax is determined based on net consideration, including the initial net cash transfer, instead of premium
2)	The excess ceding commission (on a tax basis) is assumed to be deductible immediately.

Milliman

Reinsurance Between PLIC and Prime Re

The ten-year projections for PLIC and Prime Re reflect the following anticipated reinsurance terms:

1)	PLIC coinsures 80% of the inforce Term business to Prime Re.
2)	PLIC coinsures an additional 10% of the inforce Term business to Prime Re under a second treaty, which includes an experience refund. The experience refund is defined as:

Experience Refund	= Premiums — Claims — Expense Allowances

- Increase in Economic Reserve (net of interest on economic reserve)

- Finance charge

The Finance charge is assumed to be 3% of excess reserves (statutory reserve — economic reserve).

In addition, the following terms are reflected for EOT conversions and renewals:

•	EOT conversions beginning in year 8 of the projection are assumed to be written in PLIC
•	Similarly, PLIC has the right to recapture new EOT renewals beginning in year 8, and the projections assume PLIC will exercise this option.

Sensitivity Analysis

We have developed values and projections under the following changes in assumptions:

1)	110% of baseline mortality
2)	120% of baseline lapses (other than shock lapse)
3)	400% of baseline default rates on assets
4)	New business production growth reduced to 3% in all years.

Results are summarized below.

PLIC Inforce Business at 80% Sensitivity Analysis (after-tax, cost of capital, before reinsurance tax benefit)

Scenario	11%	13%	15%
Baseline	$2,454	$2,236	$2,057
1) 110% Mortality	2,306	2,106	1,940
2) 120% Lapse	2,404	2,203	2,037
3) 400% Defaults	2,369	2,159	1,987

The ten-year projections are included on the following pages.

Milliman

Primerica Life: 110% Mortality Line of Business Statutory Projection (post-tax; in millions of dollars)

Year Ending June 30,	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Existing Business at 06/30/2009
Primerica - Net (Before New Conversions)		$203.3	$136.4	$131.6	$127.8	$124.1	$119.2	$117.3	$119.0	$123.7	$125.9
Primerica New Conversions - Net		(42.5)	(0.5)	(1.2)	(3.2)	(4.9)	(5.6)	(6.1)	(6.5)	(6.3)	(6.2)
Miscellaneous Primerica		13.1	12.9	12.8	12.8	12.9	13.0	13.0	13.0	13.0	12.9
Total Existing Business		$173.9	$148.8	$143.2	$137.5	$132.1	$126.6	$124.2	$125.5	$130.3	$132.6
Ten Years of New Business from 06/30/2009
Traditional Life		$(201.1)	$(181.1)	$(158.2)	$(136.1)	$(112.0)	$(89.1)	$(63.8)	$(34.9)	$(2.6)	$33.1
Primerica Waiver of Premium		0.6	1.5	2.3	3.1	3.9	4.8	5.7	6.6	7.6	8.7
Primerica Retained Asset Account		0.2	0.5	0.9	1.4	1.9	2.5	3.1	3.8	4.6	5.5
Total New Business		$(200.4)	$(179.1)	$(155.0)	$(131.6)	$(106.2)	$(81.9)	$(55.1)	$(24.5)	$9.6	$47.3
Unallocated Expense		(16.7)	(16.7)	(16.7)	(16.7)	(16.7)	(16.7)	(16.7)	(16.7)	(16.7)	(16.7)
Change in Internal Reserve Financing		23.3	(0.2)	(11.8)	(38.5)	(37.2)	(35.2)	(34.8)	(34.3)	(33.5)	(31.4)
Interest Cost on Internal Reserve Financing		(30.1)	(32.1)	(32.1)	(31.1)	(27.7)	(24.5)	(214)	(18.4)	(15.4)	(12.5)
Interest on Capital, Surplus & AVR		21.9	20.9	18.3	15.9	12.9	11.2	10.8	11.9	15.0	20.9
Total Pre-Tax Earnings		$(28.1)	$(58.3)	$(54.1)	$(64.5)	$(42.7)	$(20.4)	$7.0	$43.5	$89.3	$140.1
Federal Income Tax (35.0%)		0.0	(0.0)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(46.1)
NBL Distributed Earnings		11.3	12.2	12.2	12.3	12.5	12.3	12.3	12.2	12.8	13.5
After-Tax Earnings		(16.8)	(46.1)	(41.9)	(52.2)	(30.2)	(8.1)	19.3	55.7	102.1	107.6
Distributed Earnings (Target RBC Ratio=300%)	$20.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
General Account Liabilities	$673.7	$709.2	$759.0	$860.6	$1,007.5	$1,194.6	$1,419.9	$1,679.0	$1,968.9	$2,289.9	$2,638.2
Separate Account Liabilities	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
General Account Tax Reserve (Net of DAC)	(50.7)	20.4	116.7	258.0	435.4	641.9	873.1	1,123.2	1,388.0	1,666.2	1,955.0
External Reserve Financing (w/LOC @300bp)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
50% Inforce Internal Reserve Financing (w/LOC @300bp)	345.8	369.1	368.9	357.1	318.6	281.5	246.3	211.5	177.3	143.7	112.3
Interest Maintenance Reserve	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Capital, Surplus & AVR Excluding NBL	384.0	367.2	321.1	279.2	227.0	196.8	188.7	208.1	263.8	365.9	473.5
NBL Carrying Value	150.0	150.0	150.0	150.0	150.0	150.0	150.0	150.0	150.0	150.0	150.0
Capital, Surplus & AVR Including NBL	534.0	517.2	471.1	429.2	377.0	346.8	338.7	358.1	413.8	515.9	623.5
NAIC RBC (Company Action Level)	90.0	93.6	97.5	101.9	107.1	113.0	119.4	126.7	135.0	144.2	154.6
RBC Ratio (Company Action Level)	593.2%	552.3%	483.2%	421.4%	352.0%	306.8%	283.6%	282.6%	306.6%	357.7%	403.2%

Note: Interest on Capital, Surplus, & AVR is based on a net earnings rate of 5.70%.

Milliman

Primerica Life: 110% Mortality Line of Business Statutory Projection (post-tax; in millions of dollars)

Year Ending June 30,	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Existing and New Business
Gross Premium Income		$422.5	$546.0	$665.7	$786.6	$910.6	$1,039.7	$1,175.8	$1,330.2	$1,502.9	$1,683.3
Reinsurance Premiums (Net of Allowances)		(118.0)	(142.5)	(171.6)	(204.8)	(242.3)	(282.9)	(327.7)	(383.9)	(445.8)	(514.5)
Allowances From PrimeRe		92.1	85.3	80.7	77.2	74.2	71.4	69.0	665	63.5	60.6
Investment Income		79.8	83.3	85.1	89.7	95.9	105.3	117.9	133.9	153.6	177.7
Total Income		$476.4	$572.1	$659.9	$748.6	$838.3	$933.4	$1,035.0	$1,146.7	$1,274.3	$1,407.0
Surrender, Health and Other Benefits		$6.6	$12.7	$8.0	$7.0	$7.3	$8.1	$9.7	$11.2	$13.4	$15.5
Direct Death Benefits		200.3	227.6	259.3	296.0	337.0	382.5	432.4	491.5	560.6	636.6
Reinsurance Death Benefits		(114.3)	(139.0)	(167.5)	(200.4)	(237.3)	(278.0)	(322.6)	(375.5)	(437.3)	(505.9)
Cost of Financing		30.1	32.1	32.1	31.1	27.7	24.5	21.4	18.4	15.4	12.5
Reserve Increase		32.8	47.2	106.8	175.3	211.1	244.7	274.3	300.0	328.0	352.5
Expense (Other Than Premium Tax) (Incl Unalloc)		158.2	162.4	168.6	176.1	184.3	194.1	205.2	217.2	230.1	243.9
Premium Tax		35.1	36.0	37.3	39.0	40.8	42.8	45.0	47.4	50.1	53.0
Commission		155.6	251.4	269.4	289.1	310.1	335.2	362.7	392.9	424.7	458.9
Total Benefits and Expenses		$504.4	$630.4	$714.0	$813.1	$881.0	$953.8	$1,028.0	$1,103.2	$1,185.0	$1,266.9
Total Pre-Tax Earnings		$(28.1)	$(58.3)	$(54.1)	$(64.5)	$(42.7)	$(20.4)	$7.0	$43.5	$89.3	$140.1
Federal Income Tax (35.0%)		0.0	(0.0)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(46.1)
NBL Distributed Earnings		11.3	12.2	12.2	12.3	12.5	12.3	12.3	12.2	12.8	13.5
After-Tax Earnings		$(16.8)	$(46.1)	$(41.9)	$(52.2)	$(30.2)	$(8.1)	$19.3	$55.7	$102.1	$107.6
Distributed Earnings (Target RBC Ratio=300%)	$20.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
General Account Liabilities	$673.7	$709.2	$759.0	$860.6	$1,007.5	$1,194.6	$1,419.9	$1,679.0	$1,968.9	$2,289.9	$2,638.2
Separate Account Liabilities	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
General Account Tax Reserve (Net of DAC)	(50.7)	20.4	116.7	258.0	435.4	641.9	873.1	1,123.2	1,388.0	1,666.2	1,955.0
External Reserve Financing (w/LOC @300bp)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
50% Inforce Internal Reserve Financing (w/LOC @300bp)	345.8	369.1	368.9	357.1	318.6	281.5	246.3	211.5	177.3	143.7	112.3
Interest Maintenance Reserve	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Capital, Surplus & AVR	534.0	517.2	471.1	429.2	377.0	346.8	338.7	358.1	413.8	515.9	623.5
NAIC RBC (Company Action Level)	90.0	93.6	97.5	101.9	107.1	113.0	119.4	126.7	135.0	144.2	154.6
RBC Ratio (Company Action Level)	593.2%	552.3%	483.2%	421.4%	352.0%	306.8%	283.6%	282.6%	306.6%	357.7%	403.2%

Note: Interest on Capital, Surplus, & AVR is based on a net earnings rate of 5.70%.

Milliman

PrimeRe: 110% Mortality Line of Business Statutory Projection (post-tax; in millions of dollars)

Year Ending June 30,	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Existing Business at 06/30/2009
Term — Net (Before New Conversions)		$505.4	$545.7	$526.3	$511.2	$496.4	$476.9	$469.3	$458.7	$436.7	$406.2
Term — New Conversions - Net		(170.1)	(1.9)	(4.6)	(12.7)	(19.6)	(22.4)	(24.5)	(26.1)	(25.4)	(24.9)
Canada Segregated Funds		—	—	—	—	—	—	—	—	—	—
Miscellaneous		12.3	11.4	10.7	10.1	9.5	9.0	8.5	7.9	7.4	6.9
Total Existing Business		$347.6	$555.1	$532.4	$508.7	$486.3	$463.5	$453.2	$440.5	$418.8	$388.2
Ten Years of New Business from 06/30/2009
N/A		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total New Business		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Unallocated Expense		(5.0)	(5.0)	(5.0)	(5.0)	(5.0)	(5.0)	(5.0)	(5.0)	(5.0)	(5.0)
Change in Internal Reserve Financing		(23.3)	0.2	11.8	38.5	37.2	35.2	34.8	34.3	33.5	31.4
Interest Cost on Internal Reserve Financing		30.1	32.1	32.1	31.1	27.7	24.5	21.4	18.4	15.4	12.5
Interest on Capital, Surplus & AVR		17.3	16.3	15.2	14.3	13.5	12.6	11.9	11.2	10.4	9.6
Total Pre-Tax Earnings		$366.7	$598.7	$586.5	$587.6	$559.7	$530.7	$516.3	$499.4	$473.1	$436.8
Federal Income Tax (35.0%)		(165.4)	(190.5)	(185.6)	(186.9)	(178.0)	(168.9)	(165.1)	(160.5)	(153.4)	(143.1)
After-Tax Earnings		$201.2	$408.2	$400.9	$400.7	$381.7	$361.9	$351.3	$338.9	$319.7	$293.7
Distributed Earnings	$—	$218.8	$426.2	$416.5	$415.9	$396.9	$374.3	$363.9	$352.6	$333.3	$307.0
General Account Liabilities	$3,443.7	$3,634.0	$3,613.3	$3,548.6	$3,428.6	$3,282.8	$3,118.4	$2,923.4	$2,697.7	$2,452.9	$2,201.3
Separate Account Liabilities	—	—	—	—	—	—	—	—	—	—	—
General Account Tax Reserve (Net of DAC)	2,642.4	2,682.3	2,706.1	2,697.4	2,655.6	2,582.7	2,487.0	2,355.5	2,188.3	1,995.8	1,790.1
External Reserve Financing (w/LOC @300bp)	—	—	—	—	—	—	—	—	—	—	—
50% Inforce Internal Reserve Financing (w/LOC @300bp)	(345.8)	(369.1)	(368.9)	(357.1)	(318.6)	(281.5)	(246.3)	(211.5)	(177.3)	(143.7)	(112.3)
Interest Maintenance Reserve	—	—	—	—	—	—	—	—	—	—	—
Capital, Surplus & AVR	303.0	285.4	267.3	251.8	236.5	221.3	208.8	196.2	182.5	169.0	155.7
NAIC RBC (Company Action Level)	101.0	95.1	89.1	83.9	78.8	73.8	69.6	65.4	60.8	56.3	51.9
RBC Ratio (Company Action Level)	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%

Note: Interest on Capital, Surplus, & AVR is based on a net earnings rate of 5.70%.

Milliman

PrimeRe: 110% Mortality Projected Statutory Operating Results (post-tax; in millions of dollars)

Year Ending June 30,	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Existing and New Business
Gross Premium Income		$1,330.4	$1,254.3	$1,201.5	$1,162.0	$1,130.1	$1,101.5	$1,075.4	$1,039.6	$1,000.3	$965.8
Reinsurance Premiums (Net of Allowances)		(420.8)	(435.5)	(451.7)	(469.5)	(488.7)	(503.7)	(517.4)	(525.2)	(529.4)	(534.0)
Seg Fund Policy Charges		—	—	—	—	—	—	—	—	—	—
Investment Income		204.9	212.0	208.3	203.1	196.3	188.3	179.2	168.4	155.8	142.3
Total Income		$1,114.4	$1,030.8	$958.1	$895.5	$837.8	$786.0	$737.3	$682.7	$626.7	$574.1
Surrender, Health and Other Benefits		$46.8	$45.0	$41.7	$39.6	$37.8	$36.3	$34.8	$33.7	$32.2	$30.7
Direct Death Benefits		731.7	727.0	737.6	751.8	766.7	781.3	793.5	799.0	795.5	786.4
Reinsurance Death Benefits		(403.4)	(410.3)	(425.4)	(442.1)	(459.6)	(476.3)	(490.8)	(500.8)	(504.3)	(502.5)
Cost of Financing		(30.1)	(32.1)	(32.1)	(31.1)	(27.7)	(24.5)	(21.4)	(18.4)	(15.4)	(12.5)
Reserve Increase		189.1	(21.5)	(64.8)	(119.6)	(144.2)	(162.6)	(193.1)	(226.6)	(246.1)	(250.9)
Expense Allowances		92.1	85.3	80.7	77.2	74.2	71.4	69.0	66.5	63.5	60.6
Other Expenses		5.0	5.0	5.0	5.0	5.0	5.0	5.0	5.0	5.0	5.0
Commission		116.6	33.6	29.0	27.2	26.0	24.8	24.0	25.0	23.3	20.6
Total Benefits and Expenses		$747.8	$432.1	$371.7	$307.9	$278.1	$255.3	$221.0	$183.4	$153.6	$137.4
Total Pre-Tax Earnings		$366.7	$598.7	$586.5	$587.6	$559.7	$530.7	$516.3	$499.4	$473.1	$436.7
Federal Income Tax (35.0%)		(165.4)	(190.5)	(185.6)	(186.9)	(178.0)	(168.9)	(165.1)	(160.5)	(153.4)	(143.1)
After-Tax Earnings		$201.2	$408.2	$400.9	$400.7	$381.7	$361.9	$351.2	$338.9	$319.6	$293.7
Distributed Earnings (Target RBC Ratio=300%)	$—	$218.8	$426.2	$416.5	$415.9	$396.9	$374.3	$363.9	$352.6	$333.3	$307.0
General Account Liabilities	$3,443.7	$3,634.0	$3,613.3	$3,548.6	$3,428.6	$3,282.8	$3,118.4	$2,923.4	$2,697.7	$2,452.9	$2,201.3
Separate Account Liabilities	—	—	—	—	—	—	—	—	—	—	—
General Account Tax Reserve (Net of DAC)	2,642.4	2,682.3	2,706.1	2,697.4	2,655.6	2,582.7	2,487.0	2,355.5	2,188.3	1,995.8	1,790.1
External Reserve Financing (w/LOC @300bp)	—	—	—	—	—	—	—	—	—	—	—
50% Inforce Internal Reserve Financing (w/LOC @300bp)	(345.8)	(369.1)	(368.9)	(357.1)	(318.6)	(281.5)	(246.3)	(211.5)	(177.3)	(143.7)	(112.3)
Interest Maintenance Reserve	—	—	—	—	—	—	—	—	—	—	—
Capital, Surplus & AVR	303.0	285.4	267.3	251.8	236.5	221.3	208.8	196.2	182.5	169.0	155.7
NAIC RBC (Company Action Level)	101.0	95.1	89.1	83.9	78.8	73.8	69.6	65.4	60.8	56.3	51.9
RBC Ratio (Company Action Level)	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%

Note: Interest on Capital, Surplus, & AVR is based on a net earnings rate of 5.70%.

Milliman

Primerica Life: 120% Lapse Line of Business Statutory Projection (post-tax; in millions of dollars)

Year Ending June 30,	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Existing Business at 06/30/2009
Primerica - Net (Before New Conversions)		$218.6	$148.6	$140.6	$134.3	$128.2	$121.2	$117.3	$116.8	$119.1	$118.7
Primerica New Conversions - Net		(42.2)	0.6	0.2	(1.3)	(2.6)	(3.0)	(33)	(3.5)	(3.1)	(2.8)
Miscellaneous Primerica		12.3	11.7	11.5	11.4	11.4	11.3	11.3	11.2	11.0	10.9
Total Existing Business		$188.6	$160.9	$152.4	$144.4	$136.9	$129.5	$125.2	$124.5	$127.0	$126.8
Ten Years of New Business from 06/30/2009
Traditional Life		$(201.4)	$(181.8)	$(160.7)	$(140.5)	$(118.9)	$(99.3)	$(78.0)	$(54.1)	$(27.8)	$0.8
Primerica Waiver of Premium		0.6	1.4	2.2	2.9	3.6	4.4	5.2	6.0	6.9	7.8
Primerica Retained Asset Account		0.2	0.5	0.8	1.2	1.6	2.1	2.6	3.2	3.9	4.6
Total New Business		$(200.7)	$(179.9)	$(157.7)	$(136.4)	$(113.7)	$(92.8)	$(70.2)	$(44.9)	$(17.1)	$13.2
Unallocated Expense		(17.4)	(17.4)	(17.4)	(17.4)	(17.4)	(17.4)	(17.4)	(17.4)	(17.4)	(17.4)
Change in Internal Reserve Financing		19.0	(4.8)	(13.1)	(39.1)	(36.9)	(35.1)	(34.0)	(32.9)	(31.9)	(29.7)
Interest Cost on Internal Reserve Financing		(30.1)	(31.7)	(31.3)	(30.2)	(26.8)	(23.6)	(20.5)	(17.5)	(14.7)	(11.9)
Interest on Capital, Surplus & AVR		21.9	21.5	19.2	17.2	14.4	12.6	11.8	12.2	14.3	18.4
Total Pre-Tax Earnings		$(18.7)	$(51.5)	$(47.9)	$(61.5)	$(43.5)	$(26.8)	$(5.1)	$23.9	$60.3	$99.4
Federal Income Tax (35.0%)		—	(—)	—	—	—	—	—	—	—	—
NBL Distributed Earnings		11.3	12.2	12.2	12.3	12.4	12.3	12.3	12.2	12.8	13.5
After-Tax Earnings		$(7.4)	$(39.3)	$(35.6)	$(49.3)	$(31.0)	$(14.4)	$7.2	$36.1	$73.1	$112.9
Distributed Earnings (Target RBC Ratio=300%)	$20.0	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
General Account Liabilities	$673.7	$675.9	$713.1	$796.6	$918.6	$1,073.8	$1,259.9	$1,472.9	$1,710.2	$1,972.1	$2,255.2
Separate Account Liabilities	—	—	—	—	—	—	—	—	—	—	—
General Account Tax Reserve (Net of DAC)	(50.7)	(10.2)	78.3	207.1	365.9	547.6	747.4	960.1	1,181.6	1,411.1	1,646.3
External Reserve Financing (w/LOC @300bp)	—	—	—	—	—	—	—	—	—	—	—
50% Inforce Internal Reserve Financing (w/LOC @300bp)	345.8	364.8	360.0	346.9	307.8	270.9	235.8	201.7	168.8	136.9	107.2
Interest Maintenance Reserve	—	—	—	—	—	—	—	—	—	—	—
Capital, Surplus & AVR Excluding NBL	384.0	376.6	337.3	301.6	252.4	221.4	206.9	214.1	250.2	323.3	436.1
NBL Carrying Value	150.0	150.0	150.0	150.0	150.0	150.0	150.0	150.0	150.0	150.0	150.0
Capital, Surplus & AVR Including NBL	534.0	526.6	487.3	451.6	402.4	371.4	356.9	364.1	400.2	473.3	586.1
NAIC RBC (Company Action Level)	89.7	92.5	95.3	98.5	102.5	107.1	112.0	117.7	124.3	131.7	140.0
RBC Ratio (Company Action Level)	595.5%	569.2%	511.6%	458.7%	392.6%	346.9%	318.6%	309.3%	322.1%	359.4%	418.6%

Note: Interest on Capital, Surplus, & AVR is based on a net earnings rate of 5.70%.

Milliman

Primerica Life: 120% Lapse Projected Statutory Operating Results (post-tax; in millions of dollars)

Year Ending June 30,	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Existing and New Business
Gross Premium Income		$417.9	$528.4	$632.9	$737.1	$843.1	$952.8	$1,068.1	$1,199.6	$1,346.3	$1,498.1
Reinsurance Premiums (Net of Allowances)		(116.4)	(137.8)	(163.1)	(191.7)	(223.8)	(258.1)	(295.8)	(343.3)	(395.1)	(451.9)
Allowances From PrimeRe		91.3	83.2	77.8	73.6	70.1	66.8	64.1	61.3	58.2	55.1
Investment Income		79.2	81.6	82.6	85.9	90.4	97.5	107.1	119.4	134.7	153.3
Total Income		$472.0	$555.5	$630.2	$705.0	$779.8	$859.0	$943.6	$1,037.0	$1,144.2	$1,254.6
Surrender, Health and Other Benefits		$35.7	$16.5	$11.7	$10.6	$10.8	$11.5	$12.9	$14.1	$16.0	$17.9
Direct Death Benefits		180.7	201.9	226.5	254.9	286.5	321.3	359.2	404.3	456.9	513.9
Reinsurance Death Benefits		(103.0)	(122.9)	(145.7)	(171.6)	(200.5)	(232.2)	(266.6)	(307.3)	(354.7)	(406.7)
Cost of Financing		30.1	31.7	31.3	30.2	26.8	23.6	20.5	17.5	14.7	11.9
Reserve Increase		(0.7)	34.5	85.6	147.3	175.8	203.1	225.8	245.2	267.1	286.0
Expense (Other Than Premium Tax) (Incl Unalloc)		158.2	160.9	165.8	171.9	178.9	187.4	197.2	208.0	219.5	231.9
Premium Tax		34.7	35.0	35.8	36.9	38.1	39.6	41.3	43.1	45.2	47.5
Commission		155.1	249.3	267.0	286.3	306.8	331.5	358.5	388.1	419.3	452.8
Total Benefits and Expenses		$490.7	$607.0	$678.0	$766.5	$823.2	$885.7	$948.7	$1,013.0	$1,083.9	$1,155.2
Total Pre-Tax Earnings		$(18.7)	$(51.5)	$(47.9)	$(61.5)	$(43.5)	$(26.8)	$(5.1)	$23.9	$60.3	$99.4
Federal Income Tax (35.0%)		—	(—)	—	—	—	—	—	—	—	—
NBL Distributed Earnings		11.3	12.2	12.2	12.3	12.4	12.3	12.3	12.2	12.8	13.5
After-Tax Earnings		$(7.4)	$(39.3)	$(35.6)	$(49.3)	$(31.0)	$(14.4)	$7.2	$36.1	$73.1	$112.9
Distributed Earnings (Target RBC Ratio=300%)	$20.0	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
General Account Liabilities	$673.7	$675.9	$713.1	$796.6	$918.6	$1,073.8	$1,259.9	$1,472.9	$1,710.2	$1,972.1	$2,255.2
Separate Account Liabilities	—	—	—	—	—	—	—	—	—	—	—
General Account Tax Reserve (Net of DAC)	(50.7)	(10.2)	78.3	207.1	365.9	547.6	747.4	960.1	1,181.6	1,411.1	1,646.3
External Reserve Financing (w/LOC @300bp)	—	—	—	—	—	—	—	—	—	—	—
50% Inforce Internal Reserve Financing (w/LOC @300bp)	345.8	364.8	360.0	346.9	307.8	270.9	235.8	201.7	168.8	136.9	107.2
Interest Maintenance Reserve	—	—	—	—	—	—	—	—	—	—	—
Capital, Surplus & AVR	534.0	526.6	487.3	451.6	402.4	371.4	356.9	364.1	400.2	473.3	586.1
NAIC RBC (Company Action Level)	89.7	92.5	95.3	98.5	102.5	107.1	112.0	117.7	124.3	131.7	140.0
RBC Ratio (Company Action Level)	595.5%	569.2%	511.6%	458.7%	392.6%	346.9%	318.6%	309.3%	322.1%	359.4%	418.6%

Note: Interest on Capital, Surplus, & AVR is based on a net earnings rate of 5.70%.

Milliman

PrimeRe: 120% Lapse Line of Business Statutory Projection (post-tax; in millions of dollars)

Year Ending June 30,	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Existing Business at 06/30/2009
Term — Net (Before New Conversions)		$566.2	$594.5	$562.4	$537.2	$512.7	$484.8	$469.2	$451.2	$423.2	$388.3
Term — New Conversions - Net		(168.7)	2.2	1.0	(5.3)	(10.5)	(12.0)	(13.2)	(13.9)	(12.4)	(11.2)
Canada Segregated Funds		—	—	—	—	—	—	—	—	—	—
Miscellaneous		12.2	11.2	10.4	9.8	9.1	8.6	8.0	7.4	6.9	6.4
Total Existing Business		$409.7	$607.9	$573.8	$541.6	$511.4	$481.3	$464.0	$444.7	$417.7	$383.5
Ten Years of New Business from 06/30/2009
N/A		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total New Business		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Unallocated Expense		(5.0)	(5.0)	(5.0)	(5.0)	(5.0)	(5.0)	(5.0)	(5.0)	(5.0)	(5.0)
Change in Internal Reserve Financing		(19.0)	4.8	13.1	39.1	36.9	35.1	34.0	32.9	31.9	29.7
Interest Cost on Internal Reserve Financing		30.1	31.7	31.3	30.2	26.8	23.6	20.5	17.5	14.7	11.9
Interest on Capital, Surplus & AVR		17.3	16.1	14.9	13.9	12.9	12.0	11.2	10.4	9.6	8.9
Total Pre-Tax Earnings		$433.1	$655.5	$628.0	$619.8	$582.9	$547.0	$524.7	$500.7	$468.9	$428.9
Federal Income Tax (35.0%)		(185.5)	(207.7)	(198.1)	(196.7)	(185.1)	(173.9)	(167.6)	(160.8)	(151.9)	(140.2)
After-Tax Earnings		$247.6	$447.9	$429.9	$423.1	$397.8	$373.1	$357.1	$339.9	$317.0	$288.7
Distributed Earnings	$—	$268.7	$468.7	$447.6	$440.0	$414.3	$386.7	$370.5	$353.8	$330.6	$301.7
General Account Liabilities	$3,443.7	$3,594.2	$3,530.4	$3,430.7	$3,280.6	$3,110.6	$2,927.1	$2,719.8	$2,488.9	$2,244.8	$1,998.5
Separate Account Liabilities	—	—	—	—	—	—	—	—	—	—	—
General Account Tax Reserve (Net of DAC)	2,642.4	2,654.9	2,646.7	2,608.6	2,540.5	2,445.6	2,332.5	2,189.4	2,016.8	1,824.8	1,624.1
External Reserve Financing (w/LOC @300bp)	—	—	—	—	—	—	—	—	—	—	—
50% Inforce Internal Reserve Financing (w/LOC @300bp)	(345.8)	(364.8)	(360.0)	(346.9)	(307.8)	(270.9)	(235.8)	(201.7)	(168.8)	(136.9)	(107.2)
Interest Maintenance Reserve	—	—	—	—	—	—	—	—	—	—	—
Capital, Surplus & AVR	303.0	281.8	261.0	243.3	226.4	209.9	196.3	183.0	169.0	155.5	142.4
NAIC RBC (Company Action Level)	101.0	93.9	87.0	81.1	75.5	70.0	65.4	61.0	56.3	51.8	47.5
RBC Ratio (Company Action Level)	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%

Note: Interest on Capital, Surplus, & AVR is based on a net earnings rate of 5.70%.

Milliman

PrimeRe: 120% Lapse

Projected Statutory Operating Results

(post-tax; in millions of dollars)

Year Ending June 30,	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Existing and New Business
Gross Premium Income		$1,317.6	$1,222.1	$1,156.2	$1,106.3	$1,065.6	$1,029.3	$996.5	$955.8	$913.1	$875.5
Reinsurance Premiums (Net of Allowances)		(415.2)	(424.0)	(435.0)	(447.9)	(462.2)	(472.8)	(482.1)	(486.1)	(486.9)	(488.5)
Seg Fund Policy Charges		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Investment Income		205.6	210.2	204.1	196.7	188.2	178.6	168.4	156.8	143.9	130.3
Total Income		$1,108.1	$1,008.4	$925.3	$855.1	$791.6	$735.1	$682.8	$626.5	$570.0	$517.3
Surrender, Health and Other Benefits		$46.9	$45.0	$41.2	$38.8	$36.8	$35.2	$33.6	$32.3	$30.8	$29.2
Direct Death Benefits		660.6	647.6	649.8	655.9	662.9	669.7	674.7	674.3	666.6	654.7
Reinsurance Death Benefits		(363.9)	(364.7)	(373.7)	(384.5)	(396.1)	(407.2)	(416.5)	(422.0)	(422.3)	(418.3)
Cost of Financing		(30.1)	(31.7)	(31.3)	(30.2)	(26.8)	(23.6)	(20.5)	(17.5)	(14.7)	(11.9)
Reserve Increase		149.1	(64.6)	(100.0)	(149.9)	(168.6)	(181.9)	(205.6)	(231.9)	(245.4)	(245.8)
Expense Allowances		91.3	83.2	77.8	73.6	70.1	66.8	64.1	61.3	58.2	55.1
Other Expenses		5.0	5.0	5.0	5.0	5.0	5.0	5.0	5.0	5.0	5.0
Commission		116.0	33.1	28.4	26.6	25.3	24.1	23.4	24.5	22.9	20.4
Total Benefits and Expenses		$675.0	$352.9	$297.2	$235.3	$208.6	$188.2	$158.2	$125.9	$101.1	$88.4
Total Pre-Tax Earnings		$433.1	$655.5	$628.0	$619.8	$583.0	$547.0	$524.7	$500.6	$468.9	$428.8
Federal Income Tax (35.0%)		(185.5)	(207.7)	(198.1)	(196.7)	(185.1)	(173.9)	(167.6)	(160.8)	(151.9)	(140.2)
After-Tax Earnings		$247.6	$447.9	$429.9	$423.1	$397.8	$373.1	$357.1	$339.8	$316.9	$288.6
Distributed Earnings (Target RBC Ratio=300%)	$0.0	$268.7	$468.7	$447.6	$440.0	$414.3	$386.7	$370.5	$353.8	$330.6	$301.7
General Account Liabilities	$3,443.7	$3,594.2	$3,530.4	$3,430.7	$3,280.6	$3,110.6	$2,927.1	$2,719.8	$2,488.9	$2,244.8	$1,998.5
Separate Account Liabilities	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
General Account Tax Reserve (Net of DAC)	2,642.4	2,654.9	2,646.7	2,608.6	2,540.5	2,445.6	2,332.5	2,189.4	2,016.8	1,824.8	1,624.1
External Reserve Financing (w/LOC @300bp)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
50% Inforce Internal Reserve Financing (w/LOC @300bp)	(345.8)	(364.8)	(360.0)	(346.9)	(307.8)	(270.9)	(235.8)	(201.7)	(168.8)	(136.9)	(107.2)
Interest Maintenance Reserve	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Capital, Surplus & AVR	303.0	281.8	261.0	243.3	226.4	209.9	196.3	183.0	169.0	155.5	142.4
NAIC RBC (Company Action Level)	101.0	93.9	87.0	81.1	75.5	70.0	65.4	61.0	56.3	51.8	47.5
RBC Ratio (Company Action Level)	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%

Note: Interest on Capital, Surplus, & AVR is based on a net earnings rate of 5.70%.

Milliman

Primerica Life: 400% Defaults

Line of Business Statutory Projection

(post-tax; in millions of dollars)

Year Ending June 30,	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Existing Business at 06/30/2009
Primerica - Net (Before New Conversions)		$205.4	$137.7	$132.5	$128.4	$124.4	$119.5	$117.7	$119.6	$124.5	$126.9
Primerica New Conversions - Net		(42.3)	(0.1)	(0.3)	(1.9)	(3.3)	(3.7)	(4.2)	(12.5)	(13.3)	(18.8)
Miscellaneous Primerica		9.9	9.6	9.6	9.6	9.6	9.6	9.7	9.7	9.6	9.6
Total Existing Business		$172.9	$147.2	$141.7	$136.0	$130.8	$125.4	$123.2	$116.7	$120.8	$117.6
Ten Years of New Business from 06/30/2009
Traditional Life		$(200.1)	$(179.7)	$(157.1)	$(135.3)	$(112.0)	$(90.1)	$(66.0)	$(38.4)	$(7.7)	$26.4
Primerica Waiver of Premium		0.6	1.5	2.3	3.1	3.9	4.8	5.7	6.6	7.6	8.7
Primerica Retained Asset Account		0.2	0.4	0.7	1.1	1.4	1.9	2.3	2.9	3.4	4.1
Total New Business		$(199.4)	$(177.9)	$(154.0)	$(131.2)	$(106.6)	$(83.4)	$(58.0)	$(29.0)	$3.4	$39.2
Unallocated Expense		(16.7)	(16.7)	(16.7)	(16.7)	(16.7)	(16.7)	(16.7)	(16.7)	(16.7)	(16.7)
Change in Internal Reserve Financing		23.4	(0.1)	(6.8)	(37.2)	(36.0)	(35.1)	(34.8)	(34.4)	(33.8)	(31.9)
Interest Cost on Internal Reserve Financing		(30.1)	(32.1)	(32.1)	(31.5)	(28.3)	(25.2)	(22.1)	(19.1)	(16.1)	(13.2)
Interest on Capital, Surplus & AVR		19.2	18.2	15.7	13.6	10.8	9.1	8.4	8.9	10.8	14.8
Total Pre-Tax Earnings		$(30.6)	$(61.3)	$(52.2)	$(66.9)	$(46.0)	$(25.8)	$0.0	$26.6	$68.4	$109.9
Federal Income Tax (35.0%)		—	(—)	—	—	(—)	—	—	—	—	(7.9)
NBL Distributed Earnings		10.3	11.2	11.2	11.2	11.3	11.1	11.0	10.9	11.3	11.9
After-Tax Earnings		$(20.4)	$(50.1)	$(41.1)	$(55.7)	$(34.7)	$(14.7)	$11.1	$37.4	$79.8	$113.9
Distributed Earnings (Target RBC Ratio=300%)	$20.0	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
General Account Liabilities	$673.7	$682.3	$731.7	$832.4	$978.1	$1,163.9	$1,387.8	$1,645.5	$1,927.3	$2,247.5	$2,605.5
Separate Account Liabilities	—	—	—	—	—	—	—	—	—	—	—
General Account Tax Reserve (Net of DAC)	(50.7)	(5.9)	90.8	232.1	409.3	615.6	846.6	1,096.7	1,354.2	1,631.0	1,928.1
External Reserve Financing (w/LOC @300bp)	—	—	—	—	—	—	—	—	—	—	—
50% Inforce Internal Reserve Financing (w/LOC @300bp)	345.8	369.2	369.1	362.4	325.2	289.2	254.1	219.3	185.0	151.2	119.3
Interest Maintenance Reserve	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Capital, Surplus & AVR Excluding NBL	384.0	363.6	313.5	272.5	216.7	182.1	167.3	178.4	215.9	295.6	409.5
NBL Carrying Value	150.0	150.0	150.0	150.0	150.0	150.0	150.0	150.0	150.0	150.0	150.0
Capital, Surplus & AVR Including NBL	534.0	513.6	463.5	422.5	366.7	332.1	317.3	328.4	365.9	445.6	559.5
NAIC RBC (Company Action Level)	90.0	93.3	97.1	101.5	106.8	112.7	119.1	126.3	134.7	144.0	154.5
RBC Ratio (Company Action Level)	593.2%	550.5%	477.2%	416.2%	343.4%	294.7%	266.5%	260.1%	271.6%	309.4%	362.2%

Note: Interest on Capital, Surplus, & AVR is based on a net earnings rate of 5.00%.

Milliman

Primerica Life: 400% Defaults

Projected Statutory Operating Results

(post-tax; in millions of dollars)

Year Ending June 30,	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Existing and New Business
Gross Premium Income		$422.6	$546.2	$666.1	$787.2	$911.3	$1,040.6	$1,176.9	$1,345.0	$1,539.9	$1,736.5
Reinsurance Premiums (Net of Allowances)		(118.1)	(142.6)	(171.8)	(205.1)	(242.6)	(283.2)	(328.2)	(396.4)	(470.3)	(550.3)
Allowances From PrimeRe		92.1	85.3	80.8	77.3	74.3	71.5	69.2	65.1	61.3	57.8
Investment Income		69.5	71.8	73.2	77.1	82.3	90.3	101.0	114.2	130.4	150.4
Total Income		$466.1	$560.7	$648.2	$736.5	$825.3	$919.2	$1,018.9	$1,127.8	$1,261.3	$1,394.3
Surrender, Health and Other Benefits		$33.7	$12.7	$8.4	$7.7	$8.1	$9.0	$10.6	$12.2	$14.4	$16.5
Direct Death Benefits		182.1	207.0	235.9	269.4	306.9	348.3	393.8	456.1	534.4	616.3
Reinsurance Death Benefits		(103.9)	(126.4)	(152.4)	(182.3)	(215.9)	(253.1)	(293.7)	(348.4)	(417.1)	(490.6)
Cost of Financing		30.1	32.1	32.1	31.5	28.3	25.2	22.1	19.1	16.1	13.2
Reserve Increase		5.9	46.8	100.9	172.9	208.7	243.4	273.0	292.1	327.5	362.7
Expense (Other Than Premium Tax) (Incl Unalloc)		158.2	162.5	168.7	176.1	184.4	194.2	205.3	217.4	230.2	244.1
Premium Tax		35.1	36.0	37.4	39.0	40.8	42.9	45.1	47.5	50.2	53.1
Commission		155.6	251.4	269.4	289.1	310.1	335.2	362.8	405.3	437.2	469.2
Total Benefits and Expenses		$496.8	$622.0	$700.5	$803.5	$871.3	$945.0	$1,018.9	$1,101.2	$1,192.9	$1,284.5
Total Pre-Tax Earnings		$(30.6)	$(61.3)	$(52.2)	$(66.9)	$(46.0)	$(25.8)	$—	$26.6	$68.4	$109.9
Federal Income Tax (35.0%)		(—)	—	(—)	—	—	—	—	—	—	(7.9)
NBL Distributed Earnings		10.3	11.2	11.2	11.2	11.3	11.1	11.0	10.9	11.3	11.9
After-Tax Earnings		$(20.4)	$(50.1)	$(41.1)	$(55.7)	$(34.7)	$(14.7)	$11.1	$37.4	$79.8	$113.9
Distributed Earnings (Target RBC Ratio=300%)	$20.0	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
General Account Liabilities	$673.7	$682.3	$731.7	$832.4	$978.1	$1,163.9	$1,387.8	$1,645.5	$1,927.3	$2,247.5	$2,605.5
Separate Account Liabilities	—	—	—	—	—	—	—	—	—	—	—
General Account Tax Reserve (Net of DAC)	(50.7)	(5.9)	90.8	232.1	409.3	615.6	846.6	1,096.7	1,354.2	1,631.0	1,928.1
External Reserve Financing (w/LOC @300bp)	—	—	—	—	—	—	—	—	—	—	—
50% Inforce Internal Reserve Financing (w/LOC @300bp)	345.8	369.2	369.1	362.4	325.2	289.2	254.1	219.3	185.0	151.2	119.3
Interest Maintenance Reserve	—	—	—	—	—	—	—	—	—	—	—
Capital, Surplus & AVR	534.0	513.6	463.5	422.5	366.7	332.1	317.3	328.4	365.9	445.6	559.5
NAIC RBC (Company Action Level)	90.0	93.3	97.1	101.5	106.8	112.7	119.1	126.3	134.7	144.0	154.5
RBC Ratio (Company Action Level)	593.2%	550.5%	477.2%	416.2%	343.4%	294.7%	266.5%	260.1%	271.6%	309.4%	362.2%

Note: Interest on Capital, Surplus, & AVR is based on a net earnings rate of 5.00%.

Milliman

PrimeRe: 400% Defaults

Line of Business Statutory Projection

(post-tax; in millions of dollars)

Year Ending June 30,	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Existing Business at 06/30/2009
Term - Net (Before New Conversions)		$513.4	$550.9	$529.8	$513.5	$497.7	$478.0	$470.7	$460.5	$438.7	$408.3
Term - New Conversions - Net		(169.3)	(0.3)	(1.3)	(7.7)	(13.1)	(14.9)	(16.4)	(9.2)	(6.6)	0.5
Canada Segregated Funds		—	—	—	—	—	—	—	—	—	—
Miscellaneous		10.1	9.3	8.8	8.3	7.8	7.4	6.9	6.5	6.1	5.7
Total Existing Business		$354.2	$560.0	$537.3	$514.1	$492.4	$470.5	$461.3	$457.8	$438.2	$414.6
Ten Years of New Business from 06/30/2009
N/A		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total New Business		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Unallocated Expense		(5.0)	(5.0)	(5.0)	(5.0)	(5.0)	(5.0)	(5.0)	(5.0)	(5.0)	(5.0)
Change in Internal Reserve Financing		(23.4)	0.1	6.8	37.2	36.0	35.1	34.8	34.4	33.8	31.9
Interest Cost on Internal Reserve Financing		30.1	32.1	32.1	31.5	28.3	25.2	22.1	19.1	16.1	13.2
Interest on Capital, Surplus & AVR		15.1	14.3	13.4	12.6	11.8	11.1	10.5	9.8	9.1	8.4
Total Pre-Tax Earnings		$371.1	$601.4	$584.5	$590.4	$563.6	$536.8	$523.7	$516.1	$492.2	$463.0
Federal Income Tax (35.0%)		(167.0)	(191.4)	(184.8)	(187.7)	(179.2)	(170.8)	(167.4)	(166.3)	(159.6)	(151.4)
After-Tax Earnings		$204.1	$410.0	$399.8	$402.7	$384.4	$366.1	$356.3	$349.8	$332.6	$311.6
Distributed Earnings	$—	$221.7	$428.0	$415.2	$417.9	$399.6	$378.5	$368.9	$364.2	$346.8	$325.5
General Account Liabilities	$3,443.7	$3,635.0	$3,615.4	$3,556.5	$3,438.6	$3,294.6	$3,130.8	$2,936.1	$2,717.3	$2,471.8	$2,208.8
Separate Account Liabilities	—	—	—	—	—	—	—	—	—	—	—
General Account Tax Reserve (Net of DAC)	2,642.4	2,685.6	2,712.5	2,706.6	2,667.5	2,597.0	2,503.3	2,373.6	2,215.1	2,025.2	1,812.0
External Reserve Financing (w/LOC @300bp)	—	—	—	—	—	—	—	—	—	—	—
50% Inforce Internal Reserve Financing (w/LOC @300bp)	(345.8)	(369.2)	(369.1)	(362.4)	(325.2)	(289.2)	(254.1)	(219.3)	(185.0)	(151.2)	(119.3)
Interest Maintenance Reserve	—	—	—	—	—	—	—	—	—	—	—
Capital, Surplus & AVR	303.0	285.4	267.5	252.0	236.9	221.7	209.3	196.7	182.3	168.2	154.3
NAIC RBC (Company Action Level)	101.0	95.1	89.2	84.0	79.0	73.9	69.8	65.6	60.8	56.1	51.4
RBC Ratio (Company Action Level)	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%

Note: Interest on Capital, Surplus, & AVR is based on a net earnings rate of 5.00%.

Milliman

PrimeRe: 400% Defaults

Projected Statutory Operating Results

(post-tax; in millions of dollars)

Year Ending June 30,	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Existing and New Business
Gross Premium Income		$1,330.7	$1,255.1	$1,202.9	$1,163.9	$1,132.6	$1,104.5	$1,079.1	$1,030.3	$969.7	$920.1
Reinsurance Premiums (Net of Allowances)		(421.0)	(435.9)	(452.3)	(470.4)	(489.8)	(505.1)	(519.0)	(515.0)	(507.7)	(501.5)
Seg Fund Policy Charges		—	—	—	—	—	—	—	—	—	—
Investment Income		180.5	186.7	183.6	179.0	173.1	166.1	158.2	149.0	138.1	126.1
Total Income		$1,090.1	$1,006.0	$934.2	$872.5	$815.9	$765.6	$718.3	$664.3	$600.1	$544.6
Surrender, Health and Other Benefits		$46.7	$45.0	$41.7	$39.5	$37.8	$36.3	$34.8	$33.7	$32.2	$30.7
Direct Death Benefits		665.3	661.3	671.3	684.7	698.7	712.4	723.9	721.0	702.8	682.3
Reinsurance Death Benefits		(366.7)	(373.2)	(387.1)	(402.5)	(418.7)	(434.1)	(447.5)	(450.2)	(441.2)	(428.9)
Cost of Financing		(30.1)	(32.1)	(32.1)	(31.5)	(28.3)	(25.2)	(22.1)	(19.1)	(16.1)	(13.2)
Reserve Increase		190.2	(20.4)	(59.0)	(117.6)	(142.4)	(162.0)	(192.7)	(219.7)	(246.8)	(262.3)
Expense Allowances		92.1	85.3	80.8	77.3	74.3	71.5	69.2	65.1	61.3	57.8
Other Expenses		5.0	5.0	5.0	5.0	5.0	5.0	5.0	5.0	5.0	5.0
Commission		116.6	33.6	29.0	27.2	26.0	24.8	24.0	12.6	10.8	10.3
Total Benefits and Expenses		$719.0	$404.6	$349.6	$282.1	$252.4	$228.7	$194.7	$148.3	$107.9	$81.7
Total Pre-Tax Earnings		$371.1	$601.4	$584.5	$590.4	$563.6	$536.8	$523.7	$516.0	$492.1	$462.9
Federal Income Tax (35.0%)		(167.0)	(191.4)	(184.8)	(187.7)	(179.2)	(170.8)	(167.4)	(166.3)	(159.6)	(151.4)
After-Tax Earnings		$204.1	$410.0	$399.8	$402.7	$384.4	$366.1	$356.3	$349.8	$332.5	$311.5
Distributed Earnings (Target RBC Ratio=300%)	$—	$221.7	$428.0	$415.2	$417.9	$399.6	$378.5	$368.9	$364.2	$346.8	$325.5
General Account Liabilities	3,443.7	3,635.0	3,615.4	3,556.5	3,438.6	3,294.6	3,130.8	2,936.1	2,717.3	2,471.8	2,208.8
Separate Account Liabilities	—	—	—	—	—	—	—	—	—	—	—
General Account Tax Reserve (Net of DAC)	2,642.4	2,685.6	2,712.5	2,706.6	2,667.5	2,597.0	2,503.3	2,373.6	2,215.1	2,025.2	1,812.0
External Reserve Financing (w/LOC @300bp)	—	—	—	—	—	—	—	—	—	—	—
50% Inforce Internal Reserve Financing (w/LOC @300bp)	(345.8)	(369.2)	(369.1)	(362.4)	(325.2)	(289.2)	(254.1)	(219.3)	(185.0)	(151.2)	(119.3)
Interest Maintenance Reserve	—	—	—	—	—	—	—	—	—	—	—
Capital, Surplus & AVR	303.0	285.4	267.5	252.0	236.9	221.7	209.3	196.7	182.3	168.2	154.3
NAIC RBC (Company Action Level)	101.0	95.1	89.2	84.0	79.0	73.9	69.8	65.6	60.8	56.1	51.4
RBC Ratio (Company Action Level)	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%	300.0%

Note: Interest on Capital, Surplus, & AVR is based on a net earnings rate of 5.00%.

Milliman

Primerica Life: 3% Production Growth

Line of Business Statutory Projection

(post-tax; in millions of dollars)

Year Ending June 30,	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Existing Business at 06/30/2009
Primerica - Net (Before New Conversions)		$210.6	$143.0	$137.7	$133.5	$129.4	$124.2	$122.1	$123.7	$128.3	$130.3
Primerica New Conversions - Net		(42.4)	0.2	(0.1)	(1.7)	(3.0)	(3.4)	(3.8)	(12.2)	(13.0)	(18.5)
Miscellaneous Primerica		12.3	12.0	11.9	11.9	12.0	12.0	12.0	12.0	12.0	11.9
Total Existing Business		$180.6	$155.1	$149.5	$143.7	$138.3	$132.8	$130.4	$123.6	$127.3	$123.8
Ten Years of New Business from 06/30/2009
Traditional Life		$(200.8)	$(172.2)	$(141.5)	$(112.2)	$(81.6)	$(50.4)	$(17.6)	$17.7	$55.2	$94.8
Primerica Waiver of Premium		0.6	1.4	2.2	2.9	3.6	4.3	5.0	5.6	6.3	7.0
Primerica Retained Asset Account		0.2	0.5	0.8	1.2	1.6	2.1	2.6	3.1	3.7	4.3
Total New Business		$(200.0)	$(170.2)	$(138.4)	$(108.0)	$(76.3)	$(44.0)	$(10.1)	$26.4	$65.2	$106.0
Unallocated Expense		(16.7)	(16.7)	(16.7)	(16.7)	(16.7)	(16.7)	(16.7)	(16.7)	(16.7)	(16.7)
Change in Internal Reserve Financing		23.4	(0.1)	(6.8)	(37.2)	(36.0)	(35.1)	(34.8)	(34.4)	(33.8)	(31.9)
Interest Cost on Internal Reserve Financing		(30.1)	(32.1)	(32.1)	(31.5)	(28.3)	(25.2)	(22.1)	(19.1)	(16.1)	(13.2)
Interest on Capital, Surplus & AVR		21.9	21.3	19.6	18.9	17.9	18.6	21.1	25.8	32.3	38.5
Total Pre-Tax Earnings		$(20.9)	$(42.6)	$(24.9)	$(30.7)	$(1.0)	$30.5	$67.9	$105.7	$158.2	$206.6
Federal Income Tax (35.0%)		—	—	—	—	—	—	—	(6.4)	(64.1)	(85.0)
NBL Distributed Earnings		11.3	12.5	12.7	13.0	13.5	13.7	14.0	14.1	15.0	15.9
After-Tax Earnings		$(9.7)	$(30.1)	$(12.1)	$(17.7)	$12.4	$44.2	$81.8	$113.4	$109.0	$137.5
Distributed Earnings (Target RBC Ratio=300%)	$20.0	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
General Account Liabilities	$673.7	$682.3	$731.3	$829.6	$968.6	$1,141.6	$1,344.3	$1,570.2	$1,806.9	$2,066.3	$2,345.4
Separate Account Liabilities	—	—	—	—	—	—	—	—	—	—	—
General Account Tax Reserve (Net of DAC)	(50.7)	(5.9)	92.1	234.5	410.5	611.7	832.0	1,063.8	1,293.2	1,529.9	1,772.9
External Reserve Financing (w/LOC @300bp)	—	—	—	—	—	—	—	—	—	—	—
50% Inforce Internal Reserve Financing (w/LOC @300bp)	345.8	369.2	369.1	362.4	325.2	289.2	254.1	219.3	185.0	151.2	119.3
Interest Maintenance Reserve	—	—	—	—	—	—	—	—	—	—	—
Capital, Surplus & AVR Excluding NBL	384.0	374.3	344.2	332.1	314.4	326.8	371.0	452.9	566.3	675.3	812.8
NBL Carrying Value	150.0	150.0	150.0	150.0	150.0	150.0	150.0	150.0	150.0	150.0	150.0
Capital, Surplus & AVR Including NBL	534.0	524.3	494.2	482.1	464.4	476.8	521.0	602.9	716.3	825.3	962.8
NAIC RBC (Company Action Level)	90.0	93.3	97.0	101.1	105.8	110.9	116.1	121.7	128.1	134.8	141.8
RBC Ratio (Company Action Level)	593.2%	562.0%	509.3%	476.9%	438.8%	429.9%	448.8%	495.2%	559.3%	612.1%	679.0%

Note: Interest on Capital, Surplus, & AVR is based on a net earnings rate of 5.70%.

Milliman

Primerica Life: 3% Production Growth

Projected Statutory Operating Results

(post-tax; in millions of dollars)

Year Ending June 30,	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Existing and New Business
Gross Premium Income		$422.6	$542.7	$653.1	$759.2	$862.6	$964.1	$1,064.5	$1,188.1	$1,329.4	$1,462.6
Reinsurance Premiums (Net of Allowances)		(118.1)	(142.1)	(169.9)	(200.8)	(234.7)	(270.1)	(308.0)	(366.9)	(428.9)	(494.2)
Allowances From PrimeRe		92.1	85.3	80.8	77.3	74.3	71.5	69.2	65.1	61.3	57.8
Investment Income		79.3	82.6	85.5	91.6	99.3	110.4	124.6	141.7	161.7	182.4
Total Income		$475.9	$568.5	$649.4	$727.3	$801.5	$875.9	$950.4	$1,028.0	$1,123.5	$1,208.6
Surrender, Health and Other Benefits		$33.7	$12.8	$8.9	$8.3	$8.8	$9.8	$11.6	$13.3	$15.5	$17.6
Direct Death Benefits		182.1	206.4	233.6	264.3	297.7	333.4	371.0	423.2	488.8	555.1
Reinsurance Death Benefits		(103.9)	(125.9)	(150.6)	(178.2)	(208.4)	(240.7)	(274.8)	(320.9)	(378.8)	(438.8)
Cost of Financing		30.1	32.1	32.1	31.5	28.3	25.2	22.1	19.1	16.1	13.2
Reserve Increase		5.9	46.5	98.4	166.2	195.8	222.2	241.2	247.0	266.7	283.8
Expense (Other Than Premium Tax) (Incl Unalloc)		158.2	160.1	163.4	167.5	171.8	176.3	181.3	186.4	191.4	196.3
Premium Tax		35.1	36.0	37.1	38.5	39.9	41.3	42.8	44.4	46.0	47.6
Commission		155.6	243.2	251.3	260.0	268.8	277.9	287.3	309.8	319.6	327.2
Total Benefits and Expenses		$496.8	$611.2	$674.3	$758.0	$802.6	$845.4	$882.5	$922.3	$965.3	$1,002.0
Total Pre-Tax Earnings		$(20.9)	$(42.6)	$(24.9)	$(30.7)	$(1.0)	$30.5	$67.9	$105.7	$158.2	$206.6
Federal Income Tax (35.0%)		—	—	—	—	—	—	—	(6.4)	(64.1)	(85.0)
NBL Distributed Earnings		11.3	12.5	12.7	13.0	13.5	13.7	14.0	14.1	15.0	15.9
After-Tax Earnings		$(9.7)	$(30.1)	$(12.1)	$(17.7)	$12.4	$44.2	$81.8	$113.4	$109.0	$137.5
Distributed Earnings (Target RBC Ratio=300%)	$20.0	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
General Account Liabilities	$673.7	$682.3	$731.3	$829.6	$968.6	$1,141.6	$1,344.3	$1,570.2	$1,806.9	$2,066.3	$2,345.4
Separate Account Liabilities	—	—	—	—	—	—	—	—	—	—	—
General Account Tax Reserve (Net of DAC)	(50.7)	(5.9)	92.1	234.5	410.5	611.7	832.0	1,063.8	1,293.2	1,529.9	1,772.9
External Reserve Financing (w/LOC @300bp)	—	—	—	—	—	—	—	—	—	—	—
50% Inforce Internal Reserve Financing (w/LOC @300bp)	345.8	369.2	369.1	362.4	325.2	289.2	254.1	219.3	185.0	151.2	119.3
Interest Maintenance Reserve	—	—	—	—	—	—	—	—	—	—	—
Capital, Surplus & AVR	534.0	524.3	494.2	482.1	464.4	476.8	521.0	602.9	716.3	825.3	962.8
NAIC RBC (Company Action Level)	90.0	93.3	97.0	101.1	105.8	110.9	116.1	121.7	128.1	134.8	141.8
RBC Ratio (Company Action Level)	593.2%	562.0%	509.3%	476.9%	438.8%	429.9%	448.8%	495.2%	559.3%	612.1%	679.0%

Note: Interest on Capital, Surplus, & AVR is based on a net earnings rate of 5.70%.

Milliman

SECTION III

Product Descriptions,

Methodology and Actuarial Assumptions

The table below summarizes the term insurance inforce as of June 30, 2009, along with a static validation of the model.

Primerica Term Business Static Validation As of June 30, 2009 ($ in millions)

	Primerica
	Actual	Model	A/E
Policy Count	$1,987,531	$1,978,221	100%
Direct Face Amount	535,159	535,061	100
YRT Face Amount	354,361	355,936	100
Coinsurance Face Amount	20,859	20,823	100
Annualized Premium	1,688	1,679	101
Base Direct Stat Reserve	$3,380	$3,389	100%
- Base Ceded YRT Reserve	531	531	100
- Base Ceded Coinsurance Reserve	214	221	97
+ Deficiency Reserve	855	833	103
=Net Stat Reserve	$3,489	$3,470	101%

The model was projected for June 30, 2009 inforce based on seriatim data provided by Primerica. A detailed description of the model is provided in Appendix B as well as the detailed actuarial assumptions.

The projections extend for a 30 year period beginning June 30, 2009. The projections include premiums, death claims, expense allowances and statutory reserves on a direct and net of third party reinsurance basis. The projected cash flows are developed on an annual basis. Summarized below is a dynamic validation of the main cashflow items for the term model.

Primerica Term Business Dynamic Validation (in millions of dollars)

	7/1/2007-6/30/2008		7/1/2008-6/30/2009
	Actual	Model	Actual	Model
Insurance Amount	$534,081	$534,011	$536,715	$535,061
Direct Premiums	1,611.1	1,607.0	1,676.8	1,685.4
YRT Premiums	345.2	359.1	380.0	399.5
Coinsurance Premiums	144.3	130.8	128.9	132.2
Direct Claims	797.4	801.6	836.4	854.9
YRT Claims	308.3	305.8	337.9	346.2
Coinsurance Claims	130.7	116.7	121.5	116.9
Coinsurance Allowances	23.0	19.1	28.2	18.4
Net Insurance Cash Flows	$786.2	$757.2	$819.2	$780.3
Commissions	$294.0	$290.2	$275.7	$266.8
Net Cash Flows	$492.2	$466.9	$543.4	$513.4

Milliman

Product Descriptions

Primerica was an early leader in the U.S. term insurance market. The inforce business consists almost entirely of level term insurance with level periods of 10 to 30 years. Other minor term insurance is summarized in Appendix B. The business includes several optional riders: child term riders (CTR), spouse riders, increasing benefit riders (IBR), and waiver of premium. The policies inforce, other than the currently sold product, have exchange provisions which allow conversion to a recent plan without new underwriting, as described later in this section.

The following is a brief description of the product history and features.

Term Base Policy

The majority of the businesses consist of renewable 10, 15, 20, 30 and 35 - year term insurance, and decreasing term to age 65. Common Sense Term (CST) was introduced in the mid-1980’s as a 20 year term product, followed by Banded CST with four different term periods, banded by size. The Eagle series was introduced in the early 1990’s. The Custom A, Custom B, Custom Plus and Custom IV were introduced in that order in the late 1990’s and early 2000’s. Prior to the introduction of Custom Advantage in 2007, the products had three underwriting classes: preferred, non-tobacco and tobacco.

Custom Advantage, the only product that Primerica is currently selling, has an additional preferred plus underwriting class.

The premium patterns vary by product, but typically remain level during the minimum of the initial level term period and a specified attained age. After the initial level term period, the premium steps up to a new level premium period. There may be one or several step – up premium periods, until the policy becomes annual renewable term at a specified age in the contract.

The premium rates for each product series are unisex and vary by issue age, underwriting class and band. The premium bands are defined by the total face amount of the policy including riders and are as follows:

Banded CST, Eagle, Custom A:	$0-100k, $100-150k, $150-200k, $200-250k, $250-500k, $500k+
Eagle 2000:	$0-100k, $100-150k, $150-200k, $200k+
Custom B:	$0-150k, $150-250k, $250-350k, $350-500k, $500k+
Custom Plus, Custom Advantage:	$0-150k, $150-250k, $250-500k, $500k+
Others:	No Band

Additionally, distribution summaries are provided in Appendix B.

Child Rider

A Child Rider may be added to any life policy. Each unit of this rider provides $1,000 of death benefit on any covered child (or children). If the primary insured dies, each child will be provided with $1,000 of term insurance per unit. There is no policy fee on the Child Rider.

Premiums are $6.50 per unit for the rider, which covers all children of the primary insured. The rider expires on the policy expiration date or when the insured child reaches 25 years of age. Two children per policy has been assumed for policies that elect this rider.

Milliman

Spouse Riders

Each product series offers a Spouse Rider which has the same rate as the base policy but for the spouse issue age and underwriting class. There is no policy fee on the Spouse Rider. The Spouse Rider amount is part of the total policy face amount for defining the band of each policy. The following table summarizes the amount of Spouse Rider inforce for the term block as of June 30, 2009.

Spouse Riders Inforce As of June 30. 2009 ($ millions)

Direct Face Amount	$151,652
YRT Reinsured Face Amount	106,833
Coinsurance Face Amount	4,812
Net Face Amount	$40,007

IBR

The Increasing Benefit Rider (IBR) gives the policyholder the option to increase his or her face amount according to a specified schedule (either 5 or 10%) in policy years two through ten without undergoing additional underwriting. Each increase will have a separate premium rate according to the attained age, as specified in the rate book, which results in the total premium being the sum of the base policy premium plus each individual increase amount. The policyholder has the option to stop the face amount increases at any point, but is not allowed to re-start.

The following summarizes the amount of IBR inforce for the term block as of June 30, 2009.

IBR Inforce As of June 30. 2009 ($ millions)

	5% Annual Increase	10% Annual Increase	Total IBR
Direct Face Amount	$33,087	$15,048	$48,134
YRT Reinsured Face Amount	29,235	9,618	38,852
Coinsurance Face Amount	—	—	—
Net Face Amount	$3,852	$5,430	$9,282

Conversion

Policies issued prior to the 2007 Custom Advantage Series may be exchanged at any time without evidence of insurability, to any plan available for conversion which is currently the Custom IV product with the same underwriting class available for exchange.

The converted business is modeled with premiums based on the premium schedule of the plan that the policy is converted into. The mortality is based on the point in scale mortality rate from original issue date, mortality era and issue age.

Milliman

The vast majority of recent conversions have occurred at the end of the initial term period. The following table summarizes the amount of past end of term (EOT) conversions as of June 30, 2009.

Primerica Term Business (EOT Converted Business) As of June 30, 2009 ($ in millions)

Company	Block	Policy Count	Inforce Amount
Primerica Life	Direct	212,534	$30,841
	Coinsurance Ceded	187,608	9,252
	YRT ceded	15,560	3,187
Net Primerica Life			$18,402

Future Conversion

Future conversions are projected reflecting EOT conversions to the Custom IV product series, which is the product available for conversions. The conversion rate is based on a study from Primerica of conversions using EOT policies from November 2006 to June 2009. Assumptions for the conversion rate, conversion product distribution and the level of converted face amount are consistent with recent experience. Future conversions other than EOT are treated as persisting policyholders for purposes of modeling.

Based on the anticipated terms of the reinsurance agreement with PrimeRe, new EOT conversions and EOT renewals are assumed to revert to PLIC beginning in year 8 of the projections.

Waiver of Premium Rider

Approximately 40% of the policyholders elect a waiver of premium rider. The rider charges amounted to $39.2 million in 2007, which account for approximately 2% of the total premium. The total premium waived in the last twelve months was $17.4 million for the block.

Summary of Assumptions

A description of the primary actuarial assumptions is provided below.

Mortality

Primerica performs a very detailed mortality study annually. The study used for purposes of this analysis covered claim experience from 2001 up to December 31, 2008. The total claims in the study are $3.7 billion. The study tracks duration from original issue date only. Therefore, business which was converted to a new level term plan prior to June 30, 2009 would be treated as issued from its original date of underwriting and not from date of conversion.

The mortality study includes most of the coverages of Primerica. It excludes business beyond the level term period, IBR, and certain coverages where the data is not available. A separate study is performed for coverages beyond the level term period.

There are three primary underwriting (or mortality eras) for Primerica which are described as follows:

•	Pre 1992 Issues: This business was generally underwritten without blood testing. The underwriting classes are preferred non-smoker, standard non-smoker and smoker.
•

1992 – June 1999 Issues: In 1992 Primerica began underwriting with blood testing in order for a policy to qualify for the preferred class; as a result, the majority of cases were underwritten with blood testing. The blood testing indicator is not available in the data which is used for the mortality study, so the mortality study for this era combines the exposures for blood and non-blood tested policies. Primerica also switched to a tobacco/non-tobacco basis in this era.

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•

July 1999 and Later Issues: The underwriting is the same as the previous mortality era, however the blood testing indicator is available in the data allowing the mortality study to analyze results on a blood tested and non blood tested basis.

The mortality assumptions are based on our evaluation of the recent experience of Primerica, primarily through the company studies. The base mortality assumption is a multiple of the 1975-80 15 Year Select and Ultimate Table for each model cell. The multiple varies by mortality era, underwriting class, issue age and sex. For converted business, we have assumed point in scale mortality from the original issue date, mortality era and issue age.

Additionally, annual mortality improvement of 1% for fifteen years is assumed. Mortality anti-selection according to the Dukes-MacDonald methodology is assumed for persisting policies (both renewals and conversions) after the initial level term period.

Further detail on the mortality assumption is described in Appendix B.

Sensitivity testing of the results under changes to mortality rates is provided in Section II.

Lapse Rates

The lapse assumption is based upon a persistency study using inforce amounts from December 31, 2005 to June 30, 2009 along with Primerica’s recent experience study and pricing assumptions. Primerica’s persistency studies show a consistent pattern for historical lapses from year to year for the term business.

Lapse experience at the end of the initial level term period will depend on whether there is an ART or a level period following the current level term period. Additional lapses are assumed each time there is an increase in premium level after the initial level term period premium increase. Detailed lapse assumptions are described in Appendix B.

Sensitivity testing of the results to changes to lapse rates is provided in Section II.

Expenses

Unit expenses of $275 per policy for acquisition costs were developed based on Primerica’s pricing allowables. Maintenance unit costs of $42.50 per policy, plus 3% annual inflation, were based on target industry allowables.

Statutory Reserves

Statutory reserves have been calculated assuming reserves are calculated according to Primerica practices, which reflect Regulation XXX beginning in 2000 and a segmented basis prior to 2000. The total base statutory reserve after 1988 is equal to the interpolated terminal reserve plus an unearned premium liability for premiums already collected as of the valuation date but are not fully earned until after the valuation date. Issues in 1987 and prior were reserved on a mean basis. Reserves are semi-continuous.

The valuation mortality is equal to the 1958 CSO or 1980 CSO mortality prior to 2006, and 2001 CSO mortality thereafter. Interest rates vary by issue year depending on minimum regulatory requirements.

The valuation mortality for base reserves are smoker distinct and sex distinct, ultimate mortality tables for all policy years. The valuation mortality for deficiency reserves is based on select mortality including X-factors for non-EOT converted and non-converted policies. The ultimate mortality table is used for EOT converted deficiency reserve.

Tax Reserves

Tax reserves are calculated based on IRS requirements and Federally prescribed tax interest rates.

Milliman

Economic Reserve

The economic reserve is calculated on U.S. level term business only, excluding Child Term Rider, and reflects the base case assumptions as described in this report. Economic reserves are defined as:

•	Present value of future death claims, plus
•	Present value of future expenses and financing costs, less
•	Present value of future premiums including policy fee and modal loading where the premiums, expenses and claims are all net of third party reinsurance. Reserve financing costs reflect 300 bp annual cost applied against the excess reserve. The economic reserve is calculated considering the level term period only. After the level term period, economic reserves are set equal to the statutory reserve, adjusted for applicable third party reinsurance. Present values were calculated by discounting at 5.71%.

Retained Asset Account

A liability of $286.5 million as of June 30, 2009 is booked by Primerica for death benefits retained for beneficiaries. We have assumed the projected liability to be a constant percentage of future death benefits and an interest spread throughout consistent with the Company’s current crediting rate practice.

Milliman

APPENDIX A

Asset and Investment Assumptions

Asset Portfolio as of June 30, 2009

The tables below summarize the asset portfolio by investment category. For purposes of this report, a 5.7% net investment earnings rate is assumed, based on the new money reinvestment strategy as well as the current market yield on the portfolios.

PLIC Summary of Modeled Assets as of June 30, 2009 (in millions)

Asset	Par	Book	Market	Coupon Rate	Book Yield	Market Yield
Class	Value	Value	Value	(AnnEff)	(AnnEff)	(AnnEff)
Public Bond	$2,188.4	$2,150.2	$2,141.7	5.89%	6.34%	6.14%
Private Bond	946.5	932.3	898.0	5.93	6.28	6.64
Government	4.7	4.9	5.1	4.47	3.22	1.44
Preferred Stock	19.4	19.5	13.0	6.73	9.95	12.55
Passthrough	638.9	630.9	660.3	5.55	5.91	4.09
ABS	79.5	79.1	63.9	4.07	3.62	16.75
CMBS	416.7	416.3	354.8	5.42	5.33	9.02
CMO	501.3	492.1	478.2	5.50	5.83	7.61
MortLoan	—	—	—	—	—	—
Total	$4,795.4	$4,725.5	$4,615.0	5.74%	6.10%	6.48%

Reinvestment Assumptions

The strategy for the investment of net cash flow is summarized below. Spreads, shown in the following table, are consistent with corporate bond equivalent (semi-annual) yield. Net yields, after deduction of investment expenses and expected defaults, are shown on an annual effective basis.

Primerica Investment Strategy Summary As of June 30, 2009

Asset Class	Allocation	Maturity	Treasury	Gross Spread	Gross Yield (BEY)	Gross Yield (AEY)	Investment Expenses	Expected Defaults	Net Yield (AEY)
Public Bond, A	8.18%	5	2.54%	2.48%	5.02%	5.08%	0.075%	0.15%	4.86%
Public Bond, BBB	7.11	5	2.54	3.25	5.79	5.87	0.075	0.34	5.46
Public Bond, BB	2.49	5	2.54	6.12	8.66	8.84	0.075	1.23	7.54
Public Bond, A	9.40	10	3.53	2.44	5.97	6.06	0.075	0.15	5.83
Public Bond, BBB	8.18	10	3.53	3.18	6.71	6.82	0.075	0.34	6.41
Public Bond, BB	3.73	10	3.53	5.98	9.51	9.74	0.075	1.23	8.43
Public Bond, A	2.86	20	4.30	2.30	6.60	6.71	0.075	0.15	6.49
Public Bond, BBB	2.49	20	4.30	3.10	7.40	7.54	0.075	0.34	7.12
Private Bond, A	3.33	5	2.54	2.73	5.27	5.34	0.075	0.15	5.11
Private Bond, BBB	3.33	5	2.54	3.55	6.09	6.18	0.075	0.34	5.77
Private Bond, A	5.56	10	3.53	2.69	6.22	6.31	0.075	0.15	6.09
Private Bond, BBB	5.56	10	3.53	3.48	7.01	7.13	0.075	0.34	6.72
Private Bond, A	2.22	20	4.30	2.55	6.85	6.97	0.075	0.15	6.75
Private Bond, BBB	2.22	20	4.30	3.40	7.70	7.85	0.075	0.34	7.43

Milliman

Primerica

Investment Strategy Summary

As of June 30, 2009

Asset Class	Allocation	Maturity	Treasury	Gross Spread	Gross Yield (BEY)	Gross Yield (AEY)	Investment Expenses	Expected Defaults	Net Yield (AEY)
ABS, AAA	4.44%	7	3.19%	3.12%	6.31%	6.41%	0.075%	0.01%	6.32%
ABS, AAA	1.11	30	4.32	1.99	6.31	6.41	0.075	0.01	6.32
CMBS, AAA	0.00	30	4.32	6.53	10.85	11.14	0.075	0.01	11.06
CMO, AAA	3.36	15	3.92	0.28	4.19	4.23	0.075	0.01	4.15
CMO, AAA	10.08	30	4.32	0.28	4.60	4.65	0.075	0.01	4.56
Passthrough, AAA	2.87	15	3.92	0.67	4.58	4.63	0.075	0.01	4.55
Passthrough, AAA	11.47	30	4.32	0.26	4.58	4.63	0.075	0.01	4.55
Total	100.00%	14.5	3.55%	2.37%	5.92%	6.02%	0.075%	0.23%	5.71%

For purposes of this analysis, the new money rate for U.S. business was assumed to be 5.70%. The yield on assets backing Primerica Canada general account liabilities was assumed to be 75 bp below the U.S. yields, producing an NIER of 4.95%.

Default Cost

Annual default costs are based on Moody’s Data, covering the period from 1920 through 2008.

Quality	Default Cost
Aaa	0.01%
Aa1	0.02%
Aa2	0.04
Aa3	0.09
A1	0.09%
A2	0.17
A3	0.22
Baa1	0.23%
Baa2	0.36
Baa3	0.46
Ba1	0.88%
Ba2	1.42
Ba3	1.97
B1	2.21%
B2	2.66
B3	2.83
Caa-C	4.63%

Investment Expenses

Investment expenses of 7.5 basis points are included.

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Treasury Yield Curve (Corporate Bond Equivalent)

The projections are based on the constant maturity Treasury yield curve as of June 30, 2009.

Yield Curves June 30, 2009
Maturity	Constant Maturity Treasury	Corporate A-Rated
90-day	0.19%	0.79%
1 year	0.56	1.61
2 year	1.11	3.38
3 year	1.64	3.98
5 year	2.54	5.02
7 year	3.19	5.64
10 year	3.53	5.97
20 year	4.30	6.60
30 year	4.32	5.98

NAIC Risk Based Capital

The factors employed to illustrate future risk based capital amounts were developed from Primerica’s RBC workpapers at June 30, 2009, as follows:

Risk Based Capital Factors: Primerica Life and National Benefit

(100% of NAIC Company Action Level)

Risk Component		Factor
	Base	PLIC	NBL
C-1	General Account Liabilities	1.00%	2.05%
	Reinsurance Reserve Credit	0.50	0.50
C-2	Individual Life Net Amount at Risk (Net)	0.06%	0.15%
	NBL ST Disability Premium	—	10.00
C-3	Life Insurance Liabilities	0.75%	0.75%
C-4	Premium (Direct)	2.00%	2.00%

The projected required capital amounts at 100% NAIC Company Action Level are equal to 70% of the sum of C-1, C-2 and C-3 to reflect the impact of covariance for Primerica, plus 100% of C-4. The C-1 factors for PLIC and NBL reflect the underlying asset portfolio distributions, including size factors, after adjusting for the restructuring transactions.

The cost of capital calculation is based on the cost of retaining capital to support the liabilities of Primerica, assuming earnings on capital at the after-tax annual effective rate of 3.7%.

Milliman

APPENDIX B

Liability Models and Assumptions

Model of Term Business

The following tables summarize the model inforce for the term life business as of June 30, 2009 based on seriatim data provided by the Company.

The inforce amounts summarized below are from the seriatim extracts. There are minor differences due to reporting timing from the seriatim extract to the actual booked amounts as of June 30, 2009 which is summarized at the beginning of Section IV.

The model reflects quinquennial issue ages, sex, underwriting class and face bands.

Inforce for Company and Model Plan

As of June 30, 2009

($ in millions)

Company	Model Plan	Plan Description	Modeled Issue Age Range	Policy Count	Death Benefit	YRT Rein Amount	Coinsurance Amount	Stat Base Reserve	Tax Reserve	Gross Premium
Primerica	TCHD	Child Rider	—	—	$17,371	—	$13	$30	$30	$64
Life	TRMJ	Mod 15	18-63	24,953	1,018	$8	426	23	23	15
	TRMK	Ultima Term Rider	23-53	289	816	1	278	12	12	8
	TRML	Deer Term to 65	28-68	13,367	540	180	302	4	4	10
	TRMM	CST T-95	23-58	20,686	2,228	—	1,093	23	23	30
	TRMN	CST T-90	23-63	114,940	14,420	—	4,954	37	37	80
	TRMO	Jumbo 10 Rider	23-53	—	1,806	161	344	11	10	6
	TRMP	Banded CST	23-63	165,686	30,033	20	2,410	212	212	90
	TRMQ	Eagle	23-53	229,588	48,143	22,166	475	536	531	164
	TRMR	T-2000	18-63	40,561	8,673	6,371	26	168	144	21
	TRMS	Custom A	23-53	95,223	26,416	21,738	386	300	291	86
	TRMT	Custom B	23-65	172,368	49,441	38,088	2,233	527	514	152
	TRMU	Custom Plus	23-68	176,843	59,855	51,242	365	558	544	156
	TRMV	Custom IV	18-68	647,145	188,636	138,746	7,349	894	889	590
	TRMW	Custome Advantage	18-68	283,385	85,876	75,959	404	45	45	225
Total Primerica Life				1,985,034	$535,272	$354,681	$21,058	$3,380	$3,309	$1,697

Additional reserves on the US block include:

Primerica Life (in millions)
Deficiency Reserve	$855

Milliman

EOT Conversion

The table on the previous page reflects all business, including end of term (EOT) conversions. As of June 30, 2009, the EOT converted business in the term life block is as follows:

Past Conversion - EOT

As of June 30, 2009

($ in millions)

Company	Model Plan	Plan Description	Policy Count	Death Benefit	YRT Rein Amount	Coinsurance Amount	Stat Base Reserve	Tax Reserve	Gross Premium
Primerica	TCHD	Child Rider	—	—	—	—	—	—	—
Life	TRMJ	Mod 15	—	—	—	—	—	—	—
	TRMK	Ultima Term Rider	—	—	—	—	—	—	—
	TRML	Deer Term to 65	—	—	—	—	—	—	—
	TRMM	CST T-95	—	—	—	—	—	—	—
	TRMN	CST T-90	—	—	—	—	—	—	—
	TRMO	Jumbo 10 Rider	—	—	—	—	—	—	—
	TRMP	Banded CST	—	—	—	—	—	—	—
	TRMQ	Eagle	2	$—	$—	—	$—	$—	$—
	TRMR	T-2000	$—	—	—	—	—	—	—
	TRMS	Custom A	332	43	1	22	1	1	—
	TRMT	Custom B	35,064	4,519	17	1,764	78	77	29
	TRMU	Custom Plus	5,387	908	15	186	18	18	6
	TRMV	Custom IV	164,083	24,022	2,976	6,918	97	97	164
	TRMW	Custome Advantage	7,666	1,349	178	363	3	3	8
Total Primerica Life			$212,534	$30,841	$3,187	$9,252	$197	$195	$207

Future Business

100% of the future business production including riders (Spouse, CTR, Waiver and IBR) is assumed to be the Custom Advantage product.

Distribution of the Inforce

Distribution for the term life block by key characteristics are summarized below.

Milliman

Primerica Life

Inforce for Company and Model Term Period

As of June 30, 2009

($ in millions)

Term Period	Death Benefit	YRT Reinsurance Amount	Coinsurance Amount	Net Death Benefit
5 Year	$134.0	$9.6	$44.2	$80.2
10 Year	64,282.4	37,143.7	6,626.3	20,512.4
15 Year	44,850.0	30,429.1	2,698.6	11,722.3
20 Year	239,867.5	144,189.4	11,065.7	84,612.4
25 Year	72,818.7	61,397.4	254.7	11,166.6
30 Year	69,679.9	59,547.3	50.6	10,082.1
35 Year	25,728.7	21,783.8	2.7	3,942.3
Deer to Age 65	408.6	136.0	248.5	24.2
15 Year Deer	131.7	44.3	53.7	33.7
Child Rider	17,370.9	—	13.3	17,357.6
Total Primerica Life	$535,272.5	$354,680.6	$21,058.1	$159,533.8

Primerica Life

Inforce for Company and Model Issue Ages

As of June 30, 2009

($ in millions)

Model Issue Ages	Death Benefit	YRT Reinsurance Amount	Coinsurance Amount	Net Death Benefit
Child Rider	$17,370.9	$—	$13.3	$17,357.6
18	1,366.2	1,134.2	24.7	207.3
23	40,428.3	29,762.8	876.2	9,789.3
28	96,135.0	67,966.7	2,340.5	25,827.7
33	120,111.4	83,906.0	3,050.1	33,155.3
38	100,343.7	71,372.1	2,571.0	26,400.7
43	69,219.8	48,977.0	2,570.5	17,672.4
48	44,442.6	28,465.9	3,300.7	12,676.0
53	27,217.3	14,812.6	3,328.1	9,076.7
58	12,442.2	5,892.1	1,857.6	4,692.6
63	4,640.4	1,932.7	788.7	1,918.9
68	1,554.7	458.6	336.8	759.2
Total Primerica Life	$535,272.5	$354,680.6	$21,058.1	$159,533.8

Milliman

Primerica Life

Inforce for Company and Smoking Class

As of June 30, 2009

($ in millions)

Model Smoking Class	Model Smoking Class	Death Benefit	YRT Reinsurance Amount	Coinsurance Amount	Net Death Benefit
Pre 1/1/92	Super Preferred NS	$244.3	—	$73.7	$170.6
	Preferred NS	13,870.2	—	3,462.3	10,407.9
	Standard NS	53,844.6	—	15,856.7	37,987.9
	Smoker	3,766.8	—	1,018.4	2,748.4
	Child Rider	1,552.5	—	13.3	1,539.2
Pre 7/1/99	Super Preferred NS	$157.0	$94.9	$0.3	$61.9
	Preferred NS	20,464.4	10,391.1	35.8	10,037.4
	Standard NS	68,393.3	38,010.7	214.5	30,168.1
	Smoker	7,968.7	4,374.2	15.0	3,579.4
	Child Rider	3,207.8	—	—	3,207.8
Post 7/1/99	Blood Tested Super Preferred NS	$14,328.3	$12,866.0	$3.6	$1,458.7
	Blood Tested Preferred NS	83,295.2	71,551.8	48.0	11,695.5
	Blood Tested Standard NS	142,670.7	122,897.2	65.3	19,708.2
	Blood Tested Smoker	11,844.1	10,244.2	3.7	1,596.2
	Non-Blood Tested Standard NS	82,013.9	71,186.9	228.7	10,598.2
	Non-Blood Tested Smoker	15,040.2	13,063.6	18.8	1,957.8
	Child Rider	12,610.6	—	—	12,610.6
Total Primerica Life		$535,272.5	$354,680.6	$21,058.1	$159,533.8

Milliman

Primerica Life

Inforce for Company and Model Issue Years

As of June 30, 2009

($ in millions)

Model Issue Years	Death Benefit	YRT Reinsurance Amount	Coinsurance Amount	Net Death Benefit
1980	$9.7	—	$4.3	$5.4
1981	46.1	—	30.1	16.0
1982	124.9	—	55.2	69.7
1983	280.3	—	79.5	200.8
1984	363.8	—	111.3	252.5
1985	569.7	—	272.1	297.6
1986	780.7	—	317.7	463.0
1987	1,360.8	—	686.0	674.8
1988	1,775.4	—	889.9	885.4
1989	8,127.0	—	3,567.9	4,559.1
1990	15,199.7	—	2,762.6	12,437.1
1991	11,250.8	—	545.1	10,705.7
1992	11,596.9	—	390.0	11,206.9
1993	11,050.9	—	212.6	10,838.4
1994	12,597.6	$3,936.9	127.2	8,533.5
1995	12,334.9	7,900.5	71.6	4,362.8
1996	12,234.5	8,461.7	54.6	3,718.2
1997	12,113.6	9,366.2	82.4	2,665.1
1998	13,558.9	10,830.6	174.6	2,553.7
1999	17,243.6	13,316.9	444.7	3,482.0
2000	26,087.3	19,369.2	1,448.4	5,269.7
2001	28,464.7	22,116.0	742.4	5,606.4
2002	31,850.6	26,631.2	140.6	5,078.8
2003	35,291.5	29,342.7	150.7	5,798.2
2004	41,445.9	34,577.3	154.0	6,714.6
2005	39,776.4	33,204.2	164.3	6,407.9
2006	43,419.7	33,291.0	913.5	9,215.2
2007	53,249.2	32,981.5	2,200.9	18,066.7
2008	61,452.3	45,565.6	2,895.1	12,991.6
2009	31,614.7	23,789.1	1,368.7	6,457.0
Total Primerica Life	$535,272.5	$354,680.6	$21,058.1	$159,533.8

Milliman

Inforce for Company and Face Amount Per Life

As of June 30, 2009

($ in millions)

Size	Death Benefit	YRT Reinsurance Amount	Coinsurance Amount	Net Death Benefit
$0 - $100k	$96,200	$31,426	$10,937	$53,837
$100k - $250k	191,922	125,942	8,101	57,879
$250k - $500k	169,226	133,662	1,588	33,976
$500k - $750k	47,395	39,368	152	7,874
$750k - $1M	18,574	15,189	198	3,187
$1M - $1.5M	8,045	6,544	50	1,451
$1.5M - $2M	1,997	1,434	22	541
$2M - $2.5M	757	498	5	253
$2.5M - $3M	435	261	4	170
$3M - $3.5M	185	95	0	90
$3.5M - $4M	129	64	1	64
Above $4M	409	196	0	212
Total Company	$535,272	$354,681	$21,058	$159,534

Actuarial Assumptions

Mortality

A.	Mortality Table

For the US block, the assumed mortality is based on the 15 year SOA 75-80 S&U ANB table, except the Child Rider plan which is based on the Ultimate 75-80 ANB table.

For the Canadian block, the assumed mortality is based on the 15 year CIA 86-92 S&U ANB table, except the Child Rider plan which is based on the Ultimate 86-92 ANB table.

B.	Mortality Scaling Factors
i.	Class Specific

% of the 75-80 – 15 Year S&U Table

100% of Ultimate Table for Child Rider

	Prior to 1992						1/1/1992 to 6/30/1999						7/1/1999 + (3 Class) Excluding						Custom Advantage
													Blood Tested						Non-Blood Tested
	PNS		SNS		SM		PNS		SNS		SM		PNS		SNS		SM		SNS		SM
	M	F	M	F	M	F	M	F	M	F	M	F	M	F	M	F	M	F	M	F	M	F
18-23	45	45	70	70	115	115	50	50	70	70	95	95	35	38	44	44	80	83	90	90	105	110
28	45	45	65	65	115	115	50	50	65	65	95	95	35	38	44	44	80	83	85	85	105	110
33	33	36	56	56	115	115	32	34	52	52	95	95	29	32	44	44	80	83	60	60	105	110
38	33	36	56	56	115	115	32	34	52	52	100	100	29	32	44	44	80	83	58	58	105	110
43	33	36	56	56	115	115	32	34	52	52	100	100	29	32	44	44	80	83	58	58	110	115
48	33	36	56	56	125	125	32	34	52	52	120	120	29	32	44	44	100	100	58	55	130	140
53	50	58	75	75	140	140	40	40	55	55	130	130	35	38	44	44	110	110	80	80	150	160
58	60	63	80	80	150	150	50	50	60	60	140	140	45	48	50	50	125	125	95	95	170	180
63	60	63	100	100	165	165	50	55	80	80	150	150	45	48	55	55	125	125	95	95	180	190
68	65	68	105	105	170	170	50	55	90	90	160	160	45	48	65	60	125	125	95	95	190	200

Milliman

Multiples to the above:

A.

Certain smoker class policyholders in the mortality study are considered nonsmoker in the seriatim file for premium purposes. The smoker and SNS mortality rates are increased by the following to adjust for this discrepancy.

SM/SNS
Prior to 92	103%
1/1/92 to 6/30/99	102
7/1/99+	101

B.

Since the mortality study was based on the data with historical exposures without mortality improvement, an additional multiple (0.99) 2.5 is applied to reflect mortality improvement between mid-point of the study years and the start of the projection.

ii.	First Year Adjustment 120%
iii.	Substandard

101.6% applied to all policies to reflect weighted average table weighting.

iv.

Custom Advantage has a new “preferred plus” underwriting class. The mortality factors for Custom Advantage are based on the factors of 3 class policies after July 1, 1999, with the following adjustments:

Preferred Plus	:	95.2% of PNS
Non Smoker
Preferred	:	105.8% of PNS
Non Smoker
Standard	:	100% of SNS
Non-Smoker
Standard	:	100% of SM
Smoker
C.	Mortality Improvement

1% for 15 years from the beginning of the projection

D.	Mortality Anti-Selection

Mortality anti-selection on level premium term products after the initial level term period was reflected based on the assumption that the high level of expected lapse at the end of the level premium period will include a disproportionate share of healthy lives resulting in increased mortality for the remaining lives. We calculated the impact of this anticipated mortality anti-selection using “Dukes/MacDonald theory” with an assumption that 80% of lapses in excess of a base lapse rate of 10% exhibit newly select mortality. Sample mortality anti-selection multiples are shown below for an original issue age 43 non-smoker, with an initial shock lapse of 30% for a 10 year plan and 40% for a 20 year plan.

Issue Age 45
Year After Level Premium Period	10 Year Plan	15 Year Plan
1	122%	131%
2	119	128
5	115	120
10	110	116
15	107	107

A scalar of 110% grading to 100% over fifteen years is applied on subsequent premium increases due to renewal or due to an initial increase going to ART.

Milliman

Lapses

A.

Lapse experience varies by whether or not a policy is an EOT conversion. Base lapse rates in the level term period for the non-converted and the non-EOT converted policies are shown in the table below.

US Block
		Level Term (Excluding EOT Converted)
		Blood Tested									Non-Blood Tested
Policy	Child	PNT			SNT			SM			SNT			SM
Year	Rider	18-28	33-48	53+	18-28	33-48	53+	18-28	33-48	53+	18-28	33-48	53+	18-28	33-48	53+
1	24%	19%	15%	13%	24%	21%	17%	32%	26%	22%	31%	27%	19%	35%	31%	26%
2	16	14	10	9	17	13	11	20	17	13	19	17	13	25	20	16
3	12	11	9	7	13	11	9	16	15	9	15	12	9	16	15	10
4	10	9	7	6	11	9	8	13	12	7	11	9	7	12	10	8
5	8	8	6	5	10	9	8	10	10	7	10	8	7	10	8	7
6	7	8	5	5	9	8	7	10	9	6	9	7	6	9	8	7
7	7	7	5	5	8	7	6	8	8	5	8	6	6	9	7	6
8	6	6	5	5	7	6	5	7	7	4	7	6	5	8	7	6
9	6	5	4	4	6	5	4	6	6	4	6	5	5	7	6	5
10	5	5	4	4	5	4	3	5	4	3	5	4	4	6	5	4
11	5	4	3	3	4	3	3	4	3	3	4	3.5	3.5	5	4	4
12	4	3	3	3	3	3	3	3	3	3	4	3.5	3.5	4	4	4
13	3	2.5	2.5	2.5	2.5	2.5	2.5	3	3	3	3.5	3.5	3.5	3.5	3.5	3.5
14	3	2.5	2.5	2.5	2.5	2.5	2.5	3	3	3	3.5	3.5	3.5	3.5	3.5	3.5
15+	3	2.5	2.5	2.5	2.5	2.5	2.5	3	3	3	3	3	3	3	3	3

Base lapse rates for the EOT converted policies are the same as the above, but no higher than 5%.

B.	Lapse and Conversion at the end of initial Level Term Period (LTP).

Conversion rates at the end of the initial level term period are shown below, for all products except Custom Advantage.

End of Term (EOT) Conversion Rate
Level Term Period	Rate
10	50%
15	50
20	50
25	40
30	35
35	30
Other	0

No future conversions are assumed for Custom Advantage since it does not have the conversion provision in the contract. No future conversions are assumed for policies that are beyond attained age 70 at the end of the level term period.

Milliman

The lapse rates after the end of term are summarized in the following table, depending on whether ART period follows the original level term period. Renewals are not projected for 25, 30, or 35-year term business.

EOT Lapse Rates (% of exposure before conversion)
	Non-ART							ART
	Level Term Period (t)							Level Term Period
	10	15	20	25	30	35	Other	10	15	20	25	30	35	Other
T	28%	30%	35%	60%	65%	70%	100%	28%	30%	35%	60%	65%	70%	100%
t+1	12	12	12					20	20	20
t+2	12	12	12					15	15	15
t+3	10	10	10					15	15	15
t+4	7	7	7					15	15	15
t+5	5	5	5					15	15	15

EOT lapse rates and conversion rates are additive. For example, the total termination rate at the end of a 20-year level term period is 85%.

Lapse rates at the end of the level term period on Custom Advantage are shown below.

Custom Advantage
	Non ART		ART
	10-20	25-30	10-20	25-30
t	60%	100%	60%	100%
t+1	25		50
t+2	10		25
t+3	10		15
t+4	5		15

The shock lapse and conversion is assumed at the end of the current level term period immediately before the renewal period begins.

C.

20% additional lapse is assumed each time there is an increase in premium level after the initial LTP premium increase. If in an ART renewal period, then the 20% is only at the start of the ART period.

D.	Lapse following an ART schedule excluding the end of the initial term period are 20% in the first year followed by 15% throughout.
E.

115%, 105% and 100% of the base lapses is assumed in the first, second and third, respectively, and there after to reflect the deterioration of the lapse observed from 2008 and early 2009 experience which management believes is due to the economy and only temporary.

Expenses

The following expenses are assumed.

A.	Maintenance: $42.5
B.	Inflation: 3%
C.	Premium Tax: 2% US
D.	Acquisition: $275 New Issue

$60 New Conversion

Milliman

Commissions

All commissions are paid on cash premium excluding policy fees.

Commission for Advance (75% of net) - 1st Year (Paid Immediately)
LTP	Custom Advantage								Other
	10			15, 20				25, 30, 35	All
Band	1-2	3	4	1	2	3	4	1-4	All
18-25	67.3%	67.3%	56.1%	82.7%	82.7%	82.7%	71.5%	82.7%	91.5%
26-40	67.3	67.3	56.1	91.3	91.3	91.3	80.1	91.3	91.5
41-45	67.3	56.1	44.8	91.3	80.1	80.1	68.8	91.3	91.5
46-50	67.3	44.8	37.3	91.3	72.6	68.8	61.3	0	91.5
51-60	67.3	41.1	37.3	91.3	65.1	65.1	61.3	0	91.5
61-70	67.3	37.3	37.3	75.9	68.4	68.4	68.4	0	91.5

Modal Commission (25% of net) - 1st Year Only*
	Custom Advantage								Other
LTP	10			15, 20				25, 30, 35	All
Band	1-2	3	4	1	2	3	4	1-4	All
18-25	22.4%	22.4%	18.7%	27.6%	27.6%	27.6%	23.8%	27.6%	30.5%
26-40	22.4	22.4	18.7	30.4	30.4	30.4	26.7	30.4	30.5
41-45	22.4	18.7	14.9	30.4	26.7	26.7	22.9	30.4	30.5
46-50	22.4	14.9	12.4	30.4	24.2	22.9	20.4	0	30.5
51-60	22.4	13.7	12.4	30.4	21.7	21.7	20.4	0	30.5
61-70	22.4	12.4	12.4	25.3	22.8	22.8	22.8	0	30.5

* Modal commissions are paid only at months of 10,11 and 12 within the first issue year.

Bonus Advanced - 1st Year Only (Paid Immediately)
	Custom Advantage								Other
LTP	10			15, 20				25, 30, 35	All
Band	1-2	3	4	1	2	3	4	1-4	All
18-25	52.9%	52.9%	52.9%	49.8%	49.8%	49.8%	49.8%	49.8%	56.3%
26-40	52.9	52.9	52.9	52.9	52.9	52.9	52.9	52.9	56.3
41-45	52.9	52.9	52.9	52.9	52.9	52.9	52.9	52.9	56.3
46-50	52.9	52.9	52.9	52.9	52.9	52.9	52.9	0	56.3
51-60	52.9	52.9	52.9	52.9	52.9	52.9	52.9	0	56.3
61-70	52.9	52.9	52.9	44.6	44.6	44.6	44.6	0	56.3

The companies have charge-back provisions on the base commission on a declining scale for lapses during the first ten months, which have not been reflected in the modeling.

IBR Commissions

•	Percent of Increased premium resulting from the IBR face amount increase, not total rider premium.
•	No Bonus
•	Percentage of cash premium (increased amount)

IA
18-25	75%
26+	90%

Commission on Conversion

63% of first year modal premium, of which 52% is paid at issue and 11% is paid at months 10-12 of the first issue year.

Milliman

Reinsurance

Reinsurance on the inforce business is ceded on both a coinsurance and YRT basis. Beginning in 1994, Primerica has ceded its business primarily on an YRT basis so almost all coinsurance amounts on issues after 1994 are a result of past conversions. Coinsurance exists primarily from business written in the 1980s. The following summarizes the general reinsurance terms.

Coinsurance Allowances

Mod 15

25%

Ultima Term Rider

Issued Prior to 5/1/83:	2.5%
Issued 5/1/83 - 12/31/85:	35%
Issued 1/1/86+:	25%

Common Sense Term

Issued Prior to 1/1/88:	PNS:	2.5%
	SNS:	32.5
	SM:	37.5
Issued in 1988-1990:		12.5%
Issued in 1990+:	IY
	1-20	16%
	21+	12.5

DL65

		1A	1A	1A
		0-49	41-49	50+
Issued Prior to 1/1/90:	PNS	13.8%	8.5%	8.5%
	SNS	18.8	1.5	10.5
	SM	23.8	21.3	21.3
Issued 1//1/90+:	PNS	17.3	12.0	12.0
	SNS	22.3	18.5	14.0
	SM	27.3	24.8	24.8

Jumbo Term Rider 0.10%

0.10%

Bonded CST

19.5%

Milliman

Eagle

Original			10LTP
IY	20LTP	15LTP	1-10	15+
< 1990	20.0%	12.5%	5.0%	12.5%
1/1/90 - 6/30/91	25.0	12.5	5.0	12.5
7/1/91+	26.5	12.5	5.0	12.5

T2000 (Converted policy)

Base:	31.0% (WA w/ Record/Policy Count)
Spouse:	20.0%

Custom Series (converted policy)

	LTP
	10	15	20	25	30
Custom A, Custom B, and Custom Plus	5%	12.5%	20%	20%	20%

YRT Reinsurance

YRT treaty terms are listed below. All YRT premium rates except for Custom Advantage are increased by 103.5% to account for the special pool arrangement where it is assumed to have 7% overall coverage at a 50% additional premium. Additional YRT premium on substandard policies reflects an overall factor of 101.6%, adjusted by a substandard allowance of 90% for the first policy year and 15% thereafter. Finally, the SNS and SM rates are increased by an additional amount consistent with the mortality assumption increase to account for discrepancies from the actual class for reinsurance versus the class on the seriatim file.

The YRT rates are as follows:

ERA	Issue Period	YRT Terms
1	6/94 - 12/96	80% Quota share with max (1,000,000 per life) i.e., Rein Amt = max ($lm, 80% Direct Amount) YRT Rates were provided by the Company. - Assume 100% of the rates defined in treaty
2	1/97 - 5/99	90% Quota share w/ max of $lm per life YRT rates are the same as Era 1.

3	6/99 - 12/00	90% Quota share w/ max of $1M per life
YRT Rates = 100% of rates for non-blood. Rates provided by the Company 72% of rates defined in treaty

4	1/01 - 12/02	90% Quota share w/max of $lm per life YRT Rates = Percentage of 75-80 15 Year S&U Table (ANB) (SOA) 1st Year =0% Renewal:
			Male		Female
			Tested	Non-Tested	Tested	Non-Tested
		PNT	35.1%	—	35.1%	—
		SNT	46.0	59.9%	46.0	59.9%
		Tobacco	95.5	126.1	95.5	126.1

Rates do not vary by sex.

Milliman

ERA	Issue Period	YRT Terms
5	1/03-12/03	90% Quota share w/max of $lm per life
Percentage of 75-80
Tested	Non-Tested
PNT	33.7%	—
SNT	43.3	57.5%
Tobacco	94.4	125.9

6	1/04 - 9/05	90% Quota share w/max of $lm per life
Percentage of 75-80
Tested	Non-Tested
PNT	33.1%	—
SNT	42.9	57.5%
Tobacco	96.7	128.3

7	10/05 - 12/05	90% Quota share w/max of $lm per life
Percentage of 75-80
Tested	Non-Tested
1st Year	Renewal	1st Year	Renewal
PNT	7.4%	33.4%	—	—
SNT	9.1	42.9	12.5	57.6
Tobacco	15.8	93.1	21.5	123.3

8	1/06 - 2/06	90% Quota share w/max of $lm per life
Percentage of 75-80
Tested	Non-Tested
1st Year	Renewal	1st Year	Renewal
PNT	14.67%	34.2%	—	—
SNT	18.09	42.4	24.45%	57.0%
Tobacco	34.58	90.9	48.15	123.6

9	3/06 - 9/06	90% Quota share w/max of $lm per life
Percentage of 75-80
Tested	Non-Tested
1st Year	Renewal	1st Year	Renewal
PNT	19.81%	33.3%	—	—
SNT	25.15	42.1	34.45%	56.8%
Tobacco	49.04	88.9	68.53	121.3

10	10/06+	72% Quota share w/max of $lm per life
Percentage of 75-80
Tested	Non-Tested
1st Year	Renewal	1st Year	Renewal
PNT	24.76%	33.1%	—	—
SNT	31.44	42.1	43.06%	56.4%
Tobacco	61.30	88.2	85.66	119.9

11	Custom Advantage	90% Quota share w/max of $lm per life

Percentage of 75-80
Tested	Non-Tested
1st Year	Renewal	1st Year	Renewal
Female	Pref Plus	22.78%	33.53%	—	—
PNT	25.32	37.25	—	—
SNT	31.48	46.37	43.25%	62.03%
Tobacco	66.07	97.97	87.96	130.55

Male	Pref Plus	21.90%	32.05%	—	—
PNT	24.33	35.61	—	—
SNT	29.91	44.04	41.60%	60.09%
Tobacco	61.27	92.55	82.61	124.88

Reinsurance on new business in the U.S. is assumed to be recaptured at the end of the level period, when the reinsurers generally have the option to increase YRT rates.

Milliman

Miscellaneous Liabilities

The following provides a description of certain blocks of business which were projected on an aggregate basis.

1)	Retained Asset Account:

Retained Asset Account Initial Reserve
PLIC	$286.5 million

•	Future reserves are projected based on 33.5% of claims for PLIC.
•	Investment earnings rate: 5.00%
•	Credited rate: 3.00%
2)	Waiver of Premium:
•	Disabled life reserve: $303.1 million (PLIC). Future reserves are projected based on a 20- year straight-line runoff. Valuation rate is 3.5%. No gain or loss from morbidity experience is projected.
•	Active life reserve: $110.9 million (PLIC), with an average valuation rate of 4.5% (4.0% NBL). Future reserves are projected as a constant percent of waiver premium.
•	Waiver premium: $36.0 million (PLIC). Future premium is projected in proportionto PLIC total premium (about 2.2% of premium)
•	Pre-tax profit margin: 25% of premium

Milliman

APPENDIX C

Detailed Statutory Income Projections

Milliman

017CIG0l\15\0906			Puck(Rev) @06/30/09 - Sens: 7- Year Recapture and PLIC Inforce External Res								10/21/09
From PUCK0906B.XLS			Line of Business Projection								03:55 PM
Existing Business at 06/30/2009 (000's)	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
Primerica - Net (Before New Conversions)
GROSS PREMIUMS	—	1,603,707	1,467,639	1,371,570	1,292,586	1,224,895	1,163,192	1,105,602	1,033,055	955,709	889,594	824,475	756,868	690,002	623,489	563,156	500,966
REINSURANCE PREMIUMS (NET OF ALLOWANCES)	—	(511,964)	(523,237)	(538,948)	(556,469)	(574,692)	(576,618)	(574,992)	(562,842)	(545,556)	(529,031)	(515,196)	(492,815)	(466,018)	(432,651)	(390,339)	(347,211)
GROSS INVESTMENT INCOME PLUS FEE INCOME	—	155,714	155,599	153,629	149,844	148,386	145,167	140,358	133,290	124,370	114,354	103,421	90,736	76,180	61,627	47,209	32,023
ACCRUAL OF DISCOUNT	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
AMORTIZATION OF IMR	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INVESTMENT EXPENSE	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INCOME LOST ON DEFAULTS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL INCOME	—	1,247,457	1,100,001	986,251	885,961	798,589	731,742	670,969	603,502	534,524	474,916	412,700	354,790	300,163	252,465	220,027	185,778
NET SURRENDERS	—	(5,239)	(4,412)	(3,667)	(3,230)	(2,947)	(2,793)	(2,746)	(2,678)	(2,678)	(2,734)	(2,481)	(2,283)	(2,198)	(2,126)	(2,056)	(1,919)
HEALTH BENEFITS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
DIRECT DEATH BENEFITS	—	813,891	775,299	761,663	751,877	743,055	733,731	721,189	698,560	663,538	623,568	596,729	571,379	541,257	506,135	462,969	419,338
REINSURANCE DEATH BENEFITS	—	(450,436)	(447,938)	(459,582)	(473,036)	(487,054)	(493,729)	(492,185)	(483,945)	(467,049)	(444,732)	(429,319)	(413,036)	(392,789)	(367,566)	(334,313)	(299,631)
ACQUISITION EXPENSES	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTHER EXPENSES	—	109,636	99,061	91,879	85,814	80,431	75,625	71,139	66,326	61,175	56,377	52,591	48,901	45,066	41,227	37,210	33,359
NET COMMISSIONS	—	46,378	16,560	14,131	12,053	10,033	8,247	6,298	4,535	2,999	1,665	984	—	—	—	—	—
COST OF FINANCING	—	30,465	30,465	30,465	30,052	27,101	23,980	20,987	17,998	15,018	12,146	9,485	6,823	4,057	1,538	—	—
INCREASE IN LOADING	—	(762)	(568)	(134)	(302)	1,107	660	569	(542)	(1,186)	1,596	(141)	(667)	(651)	(1,170)	2,361	130
INCREASE IN RESERVES	—	46,845	5,654	(47,658)	(96,697)	(140,532)	(164,766)	(203,466)	(240,307)	(260,466)	(264,737)	(297,539)	(336,517)	(331,605)	(303,157)	(263,610)	(206,314)
INCR IN RESERVE FINANCING LIABILITY	—	(13,756)	(1,733)	13,762	98,354	104,030	99,785	99,632	99,339	95,736	88,690	88,718	92,201	83,979	51,263	—	—
TOTAL DISBURSEMENTS	—	577,022	472,387	400,859	404,886	335,224	280,739	221,417	159,285	107,088	71,838	19,027	(33,199)	(52,883)	(73,857)	(97,439)	(55,037)
STATUTORY GAIN	—	670,435	627,614	585,392	481,075	463,365	451,002	449,552	444,218	427,435	403,078	393,673	387,989	353,046	326,322	317,466	240,814
CAPITAL GAINS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GAIN ON CALLS AND ROLLOVER	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS DEFAULT LOSSES	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS IMR CAPITALIZATION	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BOOK PROFIT	—	670,435	627,614	585,392	481,075	463,365	451,002	449,552	444,218	427,435	403,078	393,673	387,989	353,046	326,322	317,466	240,814
INCREASE IN SURPLUS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
FEDERAL INCOME TAX	—	223,984	206,992	197,377	188,810	183,181	176,398	175,260	172,971	166,452	156,569	153,695	153,801	139,421	119,455	99,131	72,778
PROFITS RELEASED	—	446,451	420,622	388,015	292,265	280,184	274,604	274,292	271,247	260,983	246,509	239,978	234,188	213,625	206,867	218,335	168,036
STATUTORY RESERVE (GA) (Canada=GAAP)	3,469,989	3,516,834	3,522,489	3,474,830	3,378,133	3,237,601	3,072,835	2,869,369	2,629,062	2,368,596	2,103,859	1,806,320	1,469,803	1,138,199	835,041	571,431	365,117
RESERVE FINANCING	(1,000,000)	(1,013,756)	(1,015,489)	(1,001,727)	(903,373)	(799,343)	(699,558)	(599,926)	(500,587)	(404,851)	(316,161)	(227,443)	(135,242)	(51,263)	—	—	—
TOTAL LIABILITY (GA)	2,458,300	2,492,115	2,496,376	2,462,544	2,463,470	2,426,037	2,359,465	2,253,710	2,113,356	1,949,072	1,773,761	1,565,732	1,322,191	1,075,357	823,726	560,496	354,861
SEPARATE ACCOUNT LIABILITY	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TAX RESERVE (GA)	2,568,043	2,632,340	2,672,810	2,660,436	2,602,978	2,505,535	2,385,972	2,229,027	2,038,689	1,826,262	1,606,690	1,353,205	1,058,222	766,089	499,480	270,486	97,727
INTEREST MAINTENANCE RESERVE	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
POLICIES IN FORCE (UNSCALED)	1,978,221	1,701,600	1,509,020	1,361,390	1,233,088	1,117,868	1,017,868	923,317	828,674	739,802	660,529	605,434	545,550	489,245	434,169	378,372	330,134
INSURANCE IN FORCE (NET)	158,301,613	137,854,183	119,545,126	104,452,408	91,120,860	78,449,891	71,080,965	64,636,389	57,938,891	52,036.482	46,772,176	42,978,641	38,691,806	34,371,851	30,373,890	26,436,229	22,910,555
CASH VALUE IN FORCE	4,931	5,896	6,343	5,994	5,384	4,708	4,164	3,946	4,072	4,491	5,213	4,940	4,611	4,271	3,184	1,955	1,165
ECONOMIC RESERVE (Canada=GAAP)	(1,169,667)	(736,095)	(351,278)	(26,700)	242,709	461,012	639,743	778,912	882,763	953,827	996,542	1,006,608	989,725	949,339	891,883	822,778	747,503
EXCESS RESERVE (STAT LESS ECON)	3,639,656	3,239,174	2,858,278	2,499,804	2,232,051	1,977,246	1,733,535	1,490,531	1,245,712	1,009,918	791,156	572,269	344,836	137,597	(56,842)	(251,347)	(382,387)
EXCESS RESERVE (STAT less ECON Floored at Zero)	2,641,038	2,672,792	2,679,081	2,499,804	2,232,051	1,977,246	1,733,535	1,490,531	1,245,712	1,009,918	791,156	572,269	344,836	137,597	(56,842)	(251,347)	(382,387)
GROSS DEFERRED PREMIUMS	16,793	15,305	14,397	14,198	14,628	16,666	18,916	21,406	20,249	18,618	19,478	18,545	17,103	15,660	14,227	16,208	15,658
NET DEFERRED PREMIUMS	11,690	10,964	10,624	10,559	11,291	12,221	13,812	15,733	15,118	14,673	13,937	13,146	12,370	11,579	11,316	10,935	10,255
PV AT 9.00% PROFITS RELEASED	—	409,588	763,618	1,063,237	1,270,284	1,452,384	1,616,122	1,766,169	1,902,299	2,022,463	2,126,591	2,219,591	2,302,852	2,372,532	2,434,437	2,494,378	2,536,701
PV AT 11.00% PROFITS RELEASED	—	402,208	743,595	1,027,308	1,219,832	1,386,107	1,532,922	1,665,037	1,782,738	1,884,763	1,971,580	2,047,721	2,114,661	2,169,673	2,217,665	2,263,298	2,294,938
PV AT 13.00% PROFITS RELEASED	—	395,090	724,499	993,413	1,172,664	1,324,736	1,456,634	1,573,225	1,675,257	1,762,134	1,834,753	1,897,315	1,951,343	1,994,958	2,032,334	2,067,244	2,091,020
PV AT 9.00% BOOK PROFITS	9.0%	615,078	1,143,328	1,595,359	1,936,164	2,237,319	2,506,237	2,752,158	2,975,096	3,171,899	3,342,163	3,494,725	3,632,668	3,747,824	3,845,475	3,932,631	3,993,285
PV AT 11.00% BOOK PROFITS	11.0%	603,996	1,113,381	1,541,415	1,858,314	2,133,298	2,374,423	2,590,953	2,783,711	2,950,806	3,092,764	3,217,670	3,328,573	3,419,487	3,495,192	3,561,544	3,606,888
PV AT 13.00% BOOK PROFITS	13.0%	593,306	1,084,819	1,490,526	1,785,578	2,037,074	2,253,698	2,444,785	2,611,882	2,754,169	2,872,911	2,975,541	3,065,052	3,137,132	3,196,090	3,246,850	3,280,924
PV AT 9.00% FEDERAL INCOME TAX	9.0%	205,490	379,711	532,122	665,880	784,935	890,116	985,989	1,072,797	1,149,436	1,215,572	1,275,134	1,329,816	1,375,292	1,411,038	1,438,253	1,456,584
PV AT 11.00% FEDERAL INCOME TAX	11.0%	201,787	369,786	514,107	638,482	747,191	841,501	925,916	1,000,973	1,066,043	1,121,184	1,169,949	1,213,911	1,249,814	1,277,527	1,298,246	1,311,950
PV AT 13.00% FEDERAL INCOME TAX	13.0%	198,216	360,321	497,113	612,914	712,337	797,065	871,561	936,625	992,035	1,038,158	1,078,226	1,113,709	1,142,173	1,163,756	1,179,606	1,189,904
Tax Reserve before unamort DAC	2,568,043	2,745,642	2,876,425	2,936,170	2,934,698	2,878,512	2,787,248	2,646,052	2,458,828	2,236,543	1,994,886	1,714,299	1,393,368	1,075,997	784,754	531,840	336,044
GAAP Benefit Reserve	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GAAP Expense Reserve	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Primerica - Net (Before New Conversions) - Cost of Cap Calc
Capital (Based on 300% RBC (i=5.70%))	415,070	385,058	354,111	328,008	303,500	279,110	260,811	242,710	222,217	201,768	182,703	164,660	144,590	124,613	105,864	88,688	73,666
Capital: After-Tax int less change (i=5.70%)		45,391	45,213	39,223	36,661	35,635	28,640	27,763	29,486	28,683	26,540	24,813	26,171	25,334	23,366	21,098	18,308
PRE-TAX BOOK PROFIT		670,435	627,614	585,392	481,075	463,365	451,002	449,552	444,218	427,435	403,078	393,673	387,989	353,046	326,322	317,466	240,814
FEDERAL INCOME TAX		(223,984)	(206,992)	(197,377)	(188,810)	(183,181)	(176,398)	(175,260)	(172,971)	(166,452)	(156,569)	(153,695)	(153,801)	(139,421)	(119,455)	(99,131)	(72,778)
Profit After-Tax, After Cost of Capital		491,842	465,835	427,238	328,926	315,818	303,245	302,056	300,733	289,666	273,049	264,791	260,358	238,959	230,233	239,433	186,345
Present Values			9.00%	11.00%	13.00%	15.00%	20.00%	16.00%
PV PRE-TAX BOOK PROFIT			4,093,405	3,679,085	3,333,323	3,041,872	2,485,692	2,913,019
PV FEDERAL INCOME TAX			(1,479,933)	(1,329,129)	(1,202,592)	(1,095,491)	(890,222)	(1,048,026)
PV Capital: After-Tax int less change (i=5.70%) less Init Cap			(125,102)	(156,035)	(181,389)	(202,463)	(242,033)	(211,701)
PV After-Tax. After Cost of Capital			2,488,370	2,193,921	1,949,342	1,743,919	1,353,437	1,653,292

Milliman

017CIG01\15\0906 From PUCK0906B.XLS	Puck(Rev) @06/30/09 - Sens: 7-Year Recapture and PLIC Inforce External Res Financing@28.9% (Preliminary) Line of Business Projection												10/21/09 03:55 PM
Existing Business at 06/30/2009 (000's)	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035	2036	2037	2038	2039
Primerica - Net (Before New Conversions)
GROSS PREMIUMS	440,511	387,383	337,677	303,420	278,522	265,352	244,863	223,479	204,668	179,872	155,783	133,976	113,325	81,672
REINSURANCE PREMIUMS (NET OF ALLOWANCE:	(303,319)	(263,588)	(215,361)	(177,770)	(178,870)	(178,559)	(177,944)	(176,767)	(152,134)	(124,130)	(101,572)	(85,562)	(67,987)	(30,419)
GROSS INVESTMENT INCOME PLUS FEE INCOME	20,170	11,007	4,023	373	(1,116)	(1,700)	(2,463)	(3,504)	(3,969)	(2,998)	(1,824)	(1,300)	(1,050)	(45)
ACCRUAL OF DISCOUNT	—	—	—	—	—	—	—	—	—	—	—	—	—	—
AMORTIZATION OF IMR	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INVESTMENT EXPENSE	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INCOME LOST ON DEFAULTS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL INCOME	157,363	134,802	126,340	126,023	98,536	85,094	64,456	43,208	48,564	52,744	52,387	47,115	44,288	51,209
NET SURRENDERS	(1,837)	(1,876)	(1,917)	(1,910)	(1,777)	(1,680)	(1,557)	(1,388)	(1,244)	(1,120)	(1,004)	(892)	(779)	(2,656)
HEALTH BENEFITS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
DIRECT DEATH BENEFITS	377,374	332,463	281,032	234,405	205,916	200,735	196,698	193,407	179,449	148,810	123,181	103,646	85,204	64,084
REINSURANCE DEATH BENEFITS	(266,032)	(231,964)	(194,913)	(159,052)	(138,015)	(136,921)	(136,706)	(137,175)	(127,838)	(103,732)	(83,762)	(69,602)	(57,687)	(51,995)
ACQUISITION EXPENSES	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTHER EXPENSES	29,675	26,003	22,217	18,989	17,365	16,609	15,813	14,970	13,517	11,215	9,305	7,896	6,598	4,982
NET COMMISSIONS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
COST OF FINANCING	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INCREASE IN LOADING	(532)	965	(249)	1,424	515	278	(481)	(1,010)	954	(359)	(780)	(833)	(867)	(4,428)
INCREASE IN RESERVES	(161,972)	(131,708)	(72,550)	(16,481)	(5,307)	(4,938)	(12,031)	(15,550)	10,634	16,828	7,784	999	4,117	15,058
INCR IN RESERVE FINANCING LIABILITY	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL DISBURSEMENTS	(23,323)	(6,116)	33,620	77,375	78,697	74,082	61,737	53,253	75,473	71,642	54,723	41,213	36,586	25,045
STATUTORY GAIN	180,686	140,919	92,719	48,648	19,840	11,012	2,720	(10,046)	(26,909)	(18,899)	(2,336)	5,902	7,702	26,164
CAPITAL GAINS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GAIN ON CALLS AND ROLLOVER	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS DEFAULT LOSSES	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS IMR CAPITALIZATION	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BOOK PROFIT	180,686	140,919	92,719	48,648	19,840	11,012	2,720	(10,046)	(26,909)	(18,899)	(2,336)	5,902	7,702	26,164
INCREASE IN SURPLUS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
FEDERAL INCOME TAX	52,712	39,781	24,398	10,295	726	(1,434)	(3,617)	(7,543)	(12,672)	(9,560)	(3,583)	(566)	259	7,524
PROFITS RELEASED	127,974	101,137	68,321	38,353	19,114	12,446	6,336	(2,503)	(14,237)	(9,338)	1,247	6,468	7,443	18,640
STATUTORY RESERVE (GA) (Canada=GAAP)	203,145	71,437	(1,112)	(17,594)	(22,901)	(27,839)	(39,869)	(55,419)	(44,785)	(27,956)	(20,173)	(19,174)	(15,058)	—
RESERVE FINANCING	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL LIABILITY (GA)	193,527	62,633	(10,061)	(27,653)	(33,844)	(39,543)	(49,916)	(63,964)	(52,886)	(35,237)	(26,492)	(24,417)	(19,206)	—
SEPARATE ACCOUNT LIABILITY	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TAX RESERVE (GA)	(33,526)	(137,162)	(186,846)	(185,205)	(173,629)	(164,219)	(161,539)	(164,082)	(143,708)	(117,643)	(100,997)	(91,403)	(79,229)	(55,356)
INTEREST MAINTENANCE RESERVE	—	—	—	—	—	—	—	—	—	—	—	—	—	—
POLICIES IN FORCE (UNSCALED)	284,498	238,073	192,130	160,266	148,799	138,381	129,263	120,384	97,664	75,745	60,960	49,631	39,378	—
INSURANCE IN FORCE (NET)	19,677,811	15,433,294	11,866,442	9.182,259	8,439,733	7,753,031	7,013,809	6,386,939	5,338,440	4,334,747	3,619,827	2.617,631	1,939,061	—
CASH VALUE IN FORCE	301	(376)	(1,223)	(1,995)	(2,037)	(1,471)	(4)	1,169	184	(1,024)	(1,208)	(1,110)	(1,250)	—
ECONOMIC RESERVE (Canada=GAAP)	673,983	603,514	550,180	513,034	460,749	400,998	329,363	246,367	176,042	120,401	74,378	33,275	840	—
EXCESS RESERVE (STAT LESS ECON)	(470,838)	(532,077)	(551,293)	(530,627)	(483,650)	(428,837)	(369,232)	(301,786)	(220,827)	(148,358)	(94,551)	(52,449)	(15,898)	—
EXCESS RESERVE (STAT less ECON Floored at Zero)	(470,838)	(532,077)	(551,293)	(530,627)	(483,650)	(428,837)	(369,232)	(301,786)	(220,827)	(148,358)	(94,551)	(52,449)	(15,898)	—
GROSS DEFERRED PREMIUMS	14,489	14,641	14,537	17,070	18,470	19,509	17,371	14,859	15,369	14,189	12,447	10,537	8,576	—
NET DEFERRED PREMIUMS	9,618	8,804	8,949	10,059	10,943	11,705	10,047	8,545	8,101	7,280	6,319	5,242	4,148	—
PV AT 9.00% PROFITS RELEASED	2,566,273	2,587,713	2,601,001	2,607,844	2,610,973	2,612,842	2,613,715	2,613,399	2,611,748	2,610,754	2,610,876	2,611,455	2,612,067	2,613,472
PV AT 11.00% PROFITS RELEASED	2,316,647	2,332,103	2,341,509	2,346,266	2,348,402	2,349,655	2,350,230	2,350,025	2,348,977	2,348,358	2,348,432	2,348,780	2,349,141	2,349,956
PV AT 13.00% PROFITS RELEASED	2,107,045	2,118,252	2,124,952	2,128,281	2,129,748	2,130,594	2,130,975	2,130,842	2,130,172	2,129,782	2,129,828	2,130,040	2,130,255	2,130,731
PV AT 9.00% BOOK PROFITS	4,035,037	4,064,911	4,082,944	4,091,624	4,094,872	4,096,526	4,096,900	4,095,631	4,092,510	4,090,499	4,090,271	4,090,800	4,091,433	4,093,405
PV AT 11.00% BOOK PROFITS	3,637,538	3,659,073	3,671,839	3,677,873	3,680,090	3,681,198	3,681,445	3,680,624	3,678,643	3,677,390	3,677,251	3,677,568	3,677,942	3,679,085
PV AT 13.00% BOOK PROFITS	3,303,550	3,319,165	3,328,258	3,332,479	3,334,003	3,334,751	3,334,915	3,334,380	3,333,113	3,332,325	3,332,239	3,332,432	3,332,654	3,333,323
PV AT 9.00% FEDERAL INCOME TAX	1,468,764	1,477,198	1,481,943	1,483,780	1,483,899	1,483,683	1,483,185	1,482,232	1,480,762	1,479,745	1,479,395	1,479,345	1,479,366	1,479,933
PV AT 11.00% FEDERAL INCOME TAX	1,320,891	1,326,971	1,330,330	1,331,607	1,331,688	1,331,543	1,331,215	1,330,599	1,329,666	1,329,032	1,328,818	1,328,788	1,328,800	1,329,129
PV AT 13 .00% FEDERAL INCOME TAX	1,196,505	1,200,913	1,203,305	1,204,199	1,204,255	1,204,157	1,203,940	1,203,538	1,202,941	1,202,543	1,202,411	1,202,392	1,202,400	1,202,592
Tax Reserve before unamort DAC	182,712	57,931	(11,365)	(27,865)	(34,021)	(39,700)	(50,072)	(64,141)	(53,111)	(35,490)	(26,756)	(24,673)	(19,436)	—
GAAP Benefit Reserve	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GAAP Expense Reserve	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Primerica - Net (Before New Conversions) - Cost c
Capital (Based on 300% RBC (i=5.70%))	60,504	47,484	37,210	30,814	28,213	26,410	23,940	21,436	19,018	16,445	14,121	11,459	9,343	4,900
Capital: After-Tax int less change (i=5.70%)	15,891	15,262	12,033	7,775	3,742	2,848	3,449	3,391	3,212	3,277	2,933	3,185	2,541	4,788
PRE-TAX BOOK PROFIT	180,686	140,919	92,719	48,648	19,840	11,012	2,720	(10,046)	(26,909)	(18,899)	(2,336)	5,902	7,702	26,164
FEDERAL INCOME TAX	(52,712)	(39,781)	(24,398)	(10,295)	(726)	1,434	3,617	7,543	12,672	9,560	3,583	566	(259)	(7,524)
Profit After-Tax, After Cost of Capital	143,865	116,400	80,354	46,128	22,856	15,294	9,785	888	(11,025)	(6,061)	4,180	9,653	9,984	23,429
Present Values
PV PRE-TAX BOOK PROFIT
PV FEDERAL INCOME TAX
PV Capital: After-Tax int less change (i=5.70%) less Init Cap
PV After-Tax, After Cost of Capital

Milliman

017CIG01\15\0906	Puck(Rev) @06/30/09 - Sens: 7-Year Recapture and PLIC Inforce External				10/21/09
From PUCK0906B.XLS	Line of Business Projection - Present Value of Components of Profi				03:55 PM
	As of June 30, 2009
Existing Business at 06/30/2009 (000’s)	9.00%	11.00%	13.00%	15.00%
Primerica - Net (Before New Conversions)	Value of Existing Business at 06/30/2009 (000’s)
GROSS PREMIUMS	9,927,846	8,888,030	8,034,397	7,323,239
REINSURANCE PREMIUMS (NET OF ALLOWANCE:	(4,719,263)	(4,135,016)	(3,664,307)	(3,279,323)
GROSS INVESTMENT INCOME PLUS FEE INCOME	1,072,960	970,354	883,028	808,165
ACCRUAL OF DISCOUNT	—	—	—	—
AMORTIZATION OF IMR	—	—	—	—
LESS INVESTMENT EXPENSE	—	—	—	—
LESS INCOME LOST ON DEFAULTS	—	—	—	—
TOTAL INCOME	6,281,543	5,723,367	5,253,118	4,852,081
NET SURRENDERS	(29,802)	(26,285)	(23,504)	(21,261)
HEALTH BENEFITS	—	—	—	—
DIRECT DEATH BENEFITS	6,188,951	5,465,007	4,879,021	4,397,414
REINSURANCE DEATH BENEFITS	(4,030,003)	(3,533,332)	(3,133,019)	(2,805,482)
ACQUISITION EXPENSES	—	—	—	—
OTHER EXPENSES	655,453	587,700	532,018	485,580
NET COMMISSIONS	95,562	90,930	86,732	82,912
COST OF FINANCING	170,760	157,575	146,011	135,816
INCREASE IN LOADING	(651)	(575)	(554)	(559)
INCREASE IN RESERVES	(1,351,260)	(1,120,652)	(936,151)	(787,347)
INCR INRESERVE FINANCING LIABILITY	489,130	423,915	369,242	323,135
TOTAL DISBURSEMENTS	2,188,139	2,044,283	1,919,795	1,810,209
STATUTORY GAIN	4,093,405	3,679,085	3,333,323	3,041,872
CAPITAL GAINS	—	—	—	—
GAIN ON CALLS AND ROLLOVER	—	—	—	—
LESS DEFAULT LOSSES	—	—	—	—
LESS IMR CAPITALIZATION	—	—	—	—
BOOK PROFIT	4,093,405	3,679,085	3,333,323	3,041,872
INCREASE IN SURPLUS	—	—	—	—
FEDERAL INCOME TAX	1,479,933	1,329,129	1,202,592	1,095,491
PROFITS RELEASED	2,613,472	2,349,956	2,130,731	1,946,382

Milliman

017CIG01\15\0906	Puck(Rev) @06/30/09 - Sens: 7-Year Recapture and PLIC Inforce External Res Financing@28.9% (Preliminary)										10/21/09
From PUCK0906B.XLS	Line of Business Projection										03:55PM
Existing Business at 06/30/2009 (000's)	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
Primerica New Conversions - Net
GROSS PREMIUMS	—	26,437	70,844	103,618	135,521	165,470	193,421	220,384	233,207	235,829	240,919	237,879	230,755	223,041	215,484	208,747	203,338
REINSURANCE PREMIUMS (NET OF ALLOWANCES)	—	(14,300)	(21,579)	(26,368)	(31,477)	(37,516)	(54,686)	(73,665)	(80,472)	(88,298)	(96,786)	(96,880)	(96,694)	(95,274)	(93,461)	(91,163)	(82,561)
GROSS INVESTMENT INCOME PLUS FEE INCOME	—	(705)	10,161	10,046	10,394	11,391	12,731	14,041	15,755	17,031	17,497	17,295	16,848	16,118	14,904	13,421	11,931
ACCRUAL OF DISCOUNT	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
AMORTIZATION OF IMR	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INVESTMENT EXPENSE	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INCOME LOST ON DEFAULTS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL INCOME	—	11,432	59,425	87,297	114,437	139,345	151,467	160,759	168,490	164,562	161,630	158,294	150,909	143,885	136,927	131,005	132,708
NET SURRENDERS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
HEALTH BENEFITS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
DIRECT DEATH BENEFITS	—	17,706	51,327	77,506	103,974	130,281	156,775	183,704	202,673	214,985	229,339	230,412	219,047	209,342	198,136	186,492	174,617
REINSURANCE DEATH BENEFITS	—	(7,996)	(18,547)	(24,267)	(30,096)	(36,265)	(48,876)	(67,165)	(78,674)	(84,067)	(90,742)	(91,457)	(88,772)	(87,553)	(85,993)	(84,194)	(79,629)
ACQUISITION EXPENSES	—	3,116	2,433	1,974	1,841	1,783	1,623	1,776	610	767	813	147	162	154	134	139	81
OTHER EXPENSES	—	1,709	4,547	6,535	8,421	10,132	11,670	13,158	13,955	14,212	14,611	14,114	13,023	12,131	11,257	10,453	9,651
NET COMMISSIONS	—	22,329	25,487	22,155	21,954	22,455	22,724	23,672	11,162	10,487	11,188	3,216	2,219	2,248	2,016	2,001	1,302
COST OF FINANCING	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INCREASE IN LOADING	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INCREASE IN RESERVES	—	186,253	(6,675)	3,792	16,685	25,884	24,604	24,360	28,319	14,286	(6,376)	(9,745)	(14,332)	(23,825)	(29,118)	(32,177)	(26,257)
INCR IN RESERVE FINANCING LIABILITY	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL DISBURSEMENTS	—	223,117	58,572	87,695	122,780	154,270	168,521	179,505	178,044	170,670	158,834	146,686	131,346	112,497	96,433	82,714	79,765
STATUTORY GAIN	—	(211,685)	853	(398)	(8,343)	(14,924)	(17,054)	(18,746)	(9,555)	(6,109)	2,796	11,609	19,563	31,388	40,494	48,291	52,943
CAPITAL GAINS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GAIN ON CALLS AND ROLLOVER	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS DEFAULT LOSSES	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS IMR CAPITALIZATION	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BOOK PROFIT	—	(211,685)	853	(398)	(8,343)	(14,924)	(17,054)	(18,746)	(9,555)	(6,109)	2,796	11,609	19,563	31,388	40,494	48,291	52,943
INCREASE IN SURPLUS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
FEDERAL INCOME TAX	—	(6,687)	(2,966)	(5,955)	(7,627)	(9,023)	(9,150)	(9,139)	(5,637)	(4,643)	(1,683)	2,880	6,751	10,365	13,140	15,578	17,318
PROFITS RELEASED	—	(204,998)	3,819	5,557	(716)	(5,901)	(7,904)	(9,606)	(3,918)	(1,465)	4,478	8,729	12,812	21,023	27,354	32,712	35,626
STATUTORY RESERVE (GA) (Canada=GAAP)	—	186,253	179,578	183,370	200,054	225,938	250,542	274,902	303,221	317,508	311,132	301,387	287,055	263,230	234,113	201,936	175,679
RESERVE FINANCING	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL LIABILITY (GA)	—	186,253	179,578	183,370	200,054	225,938	250,542	274,902	303,221	317,508	311,132	301,387	287,055	263,230	234,113	201,936	175,679
SEPARATE ACCOUNT LIABILITY	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TAX RESERVE (GA)	—	(6,327)	(3,675)	16,733	46,865	83,606	117,299	149,025	183,894	205,338	206,565	200,201	186,144	164,094	137,928	109,532	86,738
INTEREST MAINTENANCE RESERVE	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
POLICIES IN FORCE (UNSCALED)	—	50,555	85,880	111,334	132,418	150,595	164,679	179,301	176,873	176,273	176,013	153,373	134,763	119,044	104,718	91,641	78,049
INSURANCE IN FORCE (NET)	—	4,092,767	8,757,255	12,662,947	15,939,132	19,046,285	19,584,856	19,850,947	19,375,491	19,008,416	18,651,255	16,521,621	14,251,365	12,224,280	10,398,649	8,663,416	7,517,724
CASH VALUE IN FORCE	—	(1,876)	(2,601)	(831)	1,176	3,011	3,786	3,993	3,116	1,223	(606)	(1,022)	(1,298)	(1,601)	(1,857)	(2,085)	(2,220)
ECONOMIC RESERVE (Canada=GAAP)	—	11,759	30,369	50,499	72,220	98,188	128,631	156,486	171,053	174,534	166,478	160,682	152,311	140,034	125,185	109,549	97,348
EXCESS RESERVE (STAT LESS ECON)	—	174,494	149,209	132,871	127,834	127,750	121,912	118,416	132,168	142,974	144,654	140,705	134,744	123,197	108,927	92,387	78,331
EXCESS RESERVE (STAT less ECON Floored al Zero)	—	174,494	149,209	132,871	127,834	127,750	121,912	118,416	132,168	142,974	144,654	140,705	134,744	123,197	108,927	92,387	78,331
GROSS DEFERRED PREMIUMS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
NET DEFERRED PREMIUMS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PV AT 9.00% PROFITS RELEASED	—	(188,072)	(184,858)	(180,567)	(181,074)	(184,909)	(189,622)	(194,877)	(196,844)	(197,518)	(195,627)	(192,244)	(187,689)	(180,831)	(172,646)	(163,665)	(154,692)
PV AT 11.00% PROFITS RELEASED	—	(184,683)	(181,584)	(177,521)	(177,992)	(181,494)	(185,720)	(190,347)	(192,047)	(192,620)	(191,043)	(188,273)	(184,611)	(179,197)	(172,851)	(166,014)	(159,306)
PV AT 13.00% PROFITS RELEASED	—	(181,414)	(178,424)	(174,573)	(175,012)	(178,215)	(182,011)	(186,094)	(187,568)	(188,056)	(186,737)	(184,461)	(181,505)	(177,213)	(172,271)	(167,040)	(162,000)
PV AT 9.00% BOOK PROFITS	9.0%	(194,207)	(193,489)	(193,796)	(199,706)	(209,406)	(219,575)	(229,829)	(234,625)	(237,437)	(236,256)	(231,757)	(224,802)	(214,564)	(202,446)	(189,189)	(175,854)
PV AT 11.00% BOOK PROFITS	11.0%	(190,707)	(190,015)	(190,306)	(195,802)	(204,659)	(213,776)	(222,805)	(226,951)	(229,339)	(228,355)	(224,672)	(219,080)	(210,997)	(201,602)	(191,510)	(181,541)
PV AT 13.00% BOOK PROFITS	13.0%	(187,332)	(186,664)	(186,940)	(192,057)	(200,157)	(208,348)	(216,316)	(219,911)	(221,944)	(221,120)	(218,094)	(213,581)	(207,172)	(199,856)	(192,135)	(184,644)
PV AT 9.00% FEDERAL INCOME TAX	9.0%	(6.135)	(8,631)	(13,229)	(18,632)	(24,497)	(29,953)	(34,952)	(37,781)	(39,919)	(40,630)	(39,514)	(37,113)	(33,733)	(29,801)	(25,524)	(21,162)
PV AT 11.00% FEDERAL INCOME TAX	11.0%	(6,024)	(8,431)	(12,786)	(17,809)	(23,164)	(28,056)	(32,458)	(34,904)	(36,719)	(37,312)	(36,398)	(34,469)	(31,800)	(28,751)	(25,495)	(22,234)
PV AT 13.00% FEDERAL INCOME TAX	13.0%	(5,918)	(8,240)	(12,367)	(17,045)	(21,942)	(26,337)	(30,222)	(32,342)	(33,888)	(34,384)	(33,633)	(32,076)	(29,959)	(27,585)	(25,094)	(22,644)
Tax Reserve before unamort DAC	—	(4,854)	2,603	29,759	68,245	114,507	158,167	200,339	245,287	275,043	283,038	281,534	270,183	249,224	222,865	193,366	169,170
GAAP Benefit Reserve	—	(952)	7,619	19,527	33,066	45,784	51,505	52,668	46,721	32,105	5,359	(28,237)	(61,220)	(95,542)	(130,152)	(166,247)	(200,378)
GAAP Expense Reserve	—	24,217	49,107	68,927	87,150	104,613	121,093	137,654	156,131	172,846	186,454	193,053	202,279	212,700	221,647	229,898	237,285
Primerica New Conversions - Net - Cost of Cap Calc
Capital (Based on 300% RBC (i=5.70%))	—	12,470	20,922	28,052	34,721	41,327	44,590	47,444	48,533	48,721	48,442	45,272	41,561	37,824	34,167	30,557	27,886
Capital: After-Tax int less change (i=5.70%)		(12,470)	(7,990)	(6,355)	(5,629)	(5,320)	(1,732)	(1,201)	669	1,610	2,084	4,965	5,389	5,277	5,058	4,876	3,804
PRE-TAX BOOK PROFIT		(211,685)	853	(398)	(8,343)	(14,924)	(17,054)	(18,746)	(9,555)	(6,109)	2,796	11,609	19,563	31,388	40,494	48,291	52,943
FEDERAL INCOME TAX		6,687	2,966	5,955	7,627	9,023	9,150	9,139	5,637	4,643	1,683	(2,880)	(6,751)	(10,365)	(13,140)	(15,578)	(17,318)
Profit After-Tax, After Cost of Capital		(217,469)	(4,171)	(798)	(6,345)	(11,221)	(9,636)	(10,808)	(3,249)	145	6,562	13,693	18,201	26,300	32,412	37,588	39,429
Present Values			9.00%	11.00%	13.00%	15.00%	20.00%	16.00%
PV PRE-TAX BOOK PROFIT			(56,631)	(102,328)	(131,242)	(149,419)	(169,309)	(155,718)
PV FEDERAL INCOME TAX			(17,749)	(3,679)	5,141	10,625	16,518	12,507
PV Capital: After-Tax int less change (i=5.70%) less Init Cap			(15,876)	(18,339)	(19,843)	(20,705)	(21,245)	(20,962)
PV After-Tax, After Cost of Capital			(90,256)	(124,345)	(145,944)	(159,499)	(174,036)	(164,173)

Milliman

017CIG01\15\0906	Puck(Rev) @06/30/09 - Sens: 7-Year Recapture and PLIC Inforce External Res Financing@28.9% (Preliminary)												10/21/09
From PUCK0906B.XLS	Line of Business Projection												03:55 PM
Existing Business at 06/30/2009 (000's)	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035	2036	2037	2038	2039
Primerica New Conversions - Net
GROSS PREMIUMS	199,869	194,670	189,597	185,418	176,670	166,904	156,135	145,327	135,475	125,433	115,250	105,180	95,349	86,026
REINSURANCE PREMIUMS (NET OF ALLOWANCES)	(71,998)	(70,427)	(68,947)	(67,362)	(62,196)	(57,052)	(53,022)	(49,107)	(45,456)	(40,441)	(35,320)	(31,950)	(28,807)	(25,926)
GROSS INVESTMENT INCOME PLUS FEE INCOME	10,835	9,725	8,437	7,180	6,056	5,084	4,235	3,441	2,760	2,254	1,926	1,696	1,517	1,379
ACCRUAL OF DISCOUNT	—	—	—	—	—	—	—	—	—	—	—	—	—	—
AMORTIZATION OF IMR	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INVESTMENT EXPENSE	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INCOME LOST ON DEFAULTS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL INCOME	138,706	133,968	129,086	125,235	120,530	114,936	107,348	99,662	92,779	87,246	81,856	74,926	68,059	61,479
NET SURRENDERS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
HEALTH BENEFITS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
DIRECT DEATH BENEFITS	160,579	150,030	143,216	135,327	125,357	114,311	104,158	94,505	85,118	76,207	67,966	60,398	53,465	46,853
REINSURANCE DEATH BENEFITS	(71,596)	(65,723)	(62,824)	(59,535)	(55,053)	(50,113)	(45,898)	(42,189)	(38,694)	(35,059)	(31,245)	(27,753)	(24,728)	(21,817)
ACQUISITION EXPENSES	77	155	155	132	14	6	6	4	20	28	21	14	8	2
OTHER EXPENSES	8,852	8,207	7,730	7,258	6,652	6,019	5,435	4,892	4,395	3,942	3,524	3,136	2,781	2,449
NET COMMISSIONS	1,145	2,284	2,327	1,897	393	94	83	55	285	430	338	229	130	36
COST OF FINANCING	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INCREASE IN LOADING	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INCREASE IN RESERVES	(19,707)	(22,982)	(23,515)	(21,793)	(18,253)	(14,786)	(13,753)	(11,909)	(9,156)	(5,693)	(2,989)	(1,980)	(1,253)	(478)
INCR IN RESERVE FINANCING LIABILITY	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL DISBURSEMENTS	79,349	71,970	67,089	63,284	59,110	55,530	50,032	45,357	41,969	39,855	37,615	34,043	30,402	27,045
STATUTORY GAIN	59,357	61,998	61,998	61,951	61,420	59,406	57,317	54,305	50,811	47,391	44,241	40,882	37,656	34,435
CAPITAL GAINS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GAIN ON CALLS AND ROLLOVER	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS DEFAULT LOSSES	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS IMR CAPITALIZATION	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BOOK PROFIT	59,357	61,998	61,998	61,951	61,420	59,406	57,317	54,305	50,811	47,391	44,241	40,882	37,656	34,435
INCREASE IN SURPLUS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
FEDERAL INCOME TAX	19,733	20,489	20,446	20,423	20,444	19,883	19,030	17,873	16,581	15,358	14,244	13,033	11,886	10,759
PROFITS RELEASED	39,624	41,509	41,552	41,528	40,976	39,523	38,286	36,432	34,229	32,033	29,998	27,850	25,771	23,675
STATUTORY RESERVE (GA) (Canada=GAAP)	155,972	132,990	109,475	87,682	69,429	54,643	40,890	28,980	19,825	14,132	11,142	9,163	7,910	7,432
RESERVE FINANCING	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL LIABILITY (GA)	155,972	132,990	109,475	87,682	69,429	54,643	40,890	28,980	19,825	14,132	11,142	9,163	7,910	7,432
SEPARATE ACCOUNT LIABILITY	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TAX RESERVE (GA)	70,008	50,483	30,549	12,357	(2,887)	(15,075)	(25,883)	(34,555)	(40,275)	(42,457)	(41,902)	(40,235)	(37,791)	(34,574)
INTEREST MAINTENANCE RESERVE	—	—	—	—	—	—	—	—	—	—	—	—	—	—
POLICIES IN FORCE (UNSCALED)	65,149	58,041	51,180	44,515	37,291	31,065	26,046	21,602	17,740	14,714	12,047	9,971	8,132	6,540
INSURANCE IN FORCE (NET)	6,481,856	5,820,179	5,174,906	4,530,794	3,872,361	3,230,937	2,674,506	2,171,183	1,708,530	1,406,311	1,153,198	953,209	778,727	628,833
CASH VALUE IN FORCE	(2,152)	(2,143)	(2,270)	(2,348)	(2,232)	(1,975)	(1,799)	(1,655)	(1,466)	(1,238)	(1,048)	(907)	(793)	(681)
ECONOMIC RESERVE (Canada=GAAP)	90,499	82,648	72,403	60,711	49,496	40,189	31,321	23,136	16,642	12,095	9,439	7,472	6,153	5,589
EXCESS RESERVE (STAT LESS ECON)	65,473	50,343	37,072	26,971	19,933	14,453	9,569	5,844	3,182	2,037	1,704	1,690	1,757	1,843
EXCESS RESERVE (STAT less ECON Floored at Zero)	65,473	50,343	37,072	26,971	19,933	14,453	9,569	5,844	3,182	2,037	1,704	1,690	1,757	1,843
GROSS DEFERRED PREMIUMS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
NET DEFERRED PREMIUMS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PV AT 9.00% PROFITS RELEASED	(145,536)	(136,736)	(128,655)	(121,245)	(114,537)	(108,602)	(103,326)	(98,721)	(94,752)	(91,344)	(88,416)	(85,922)	(83,805)	(82,020)
PV AT 11.00% PROFITS RELEASED	(152,585)	(146,241)	(140,521)	(135,370)	(130,791)	(126,812)	(123,340)	(120,363)	(117,844)	(115,719)	(113,927)	(112,428)	(111,179)	(110,145)
PV AT 13.00% PROFITS RELEASED	(157,038)	(152,438)	(148,364)	(144,760)	(141,613)	(138,927)	(136,624)	(134,685)	(133,073)	(131,737)	(130,631)	(129,722)	(128,977)	(128,372)
PV AT 9.00% BOOK PROFITS	(162,138)	(148,995)	(136,937)	(125,883)	(115,829)	(106,907)	(99,010)	(92,145)	(86,253)	(81,211)	(76,893)	(73,232)	(70,138)	(67,543)
PV AT 11.00% BOOK PROFITS	(171,472)	(161,997)	(153,461)	(145,777)	(138,914)	(132,934)	(127,736)	(123,299)	(119,559)	(116,416)	(113,773)	(111,572)	(109,747)	(108,242)
PV AT 13.00% BOOK PROFITS	(177,211)	(170,341)	(164,261)	(158,885)	(154,168)	(150,130)	(146,683)	(143,793)	(141,400)	(139,424)	(137,792)	(136,458)	(135,370)	(134,489)
PV AT 9.00% FEDERAL INCOME TAX	(16,602)	(12,258)	(8,282)	(4,638)	(1,291)	1,695	4,317	6,576	8,499	10,133	11,523	12,690	13,667	14,478
PV AT 11.00% FEDERAL INCOME TAX	(18,887)	(15,756)	(12,941)	(10,408)	(8,123)	(6,122)	(4,396)	(2,935)	(1,715)	(696)	154	856	1,432	1,902
PV AT 13.00% FEDERAL INCOME TAX	(20,173)	(17,903)	(15,898)	(14,125)	(12,555)	(11,204)	(10,059)	(9,108)	(8,327)	(7,687)	(7,161)	(6,736)	(6,393)	(6,118)
Tax Reserve before unamort DAC	150,971	129,462	107,388	87,008	69,419	54,634	40,882	28,975	19,820	14,129	11,140	9,161	7,908	7,431
GAAP Benefit Reserve	(232,925)	(263,391)	(288,624)	(315,608)	(345,766)	(375,171)	(401,172)	(420,791)	(435,319)	(437,904)	(428,299)	(405,121)	(371,467)	(338,904)
GAAP Expense Reserve	243,504	251,121	249,090	236,846	221,960	206,401	191,349	175,742	166,426	159,662	150,329	139,355	125,405	110,440
Primerica New Conversions - Net - Cost of Cap Calc
Capital (Based on 300% RBC (i=5.70%))	25,652	23,745	21,855	20,079	18,115	16,226	14,425	12,747	11,262	10,067	9,003	8,053	7,175	6,386
Capital: After-Tax int less change (i=5.70%)	3,267	2,857	2,770	2,586	2,708	2,560	2,402	2,213	1,956	1,612	1,437	1,284	1,177	1,055
PRE-TAX BOOK PROFIT	59,357	61,998	61,998	61,951	61,420	59,406	57,317	54,305	50,811	47,391	44,241	40,882	37,656	34,435
FEDERAL INCOME TAX	(19,733)	(20,489)	(20,446)	(20,423)	(20,444)	(19,883)	(19,030)	(17,873)	(16,581)	(15,358)	(14,244)	(13,033)	(11,886)	(10,759)
Profit After-Tax, After Cost of Capital	42,891	44,366	44,322	44,114	43,684	42,084	40,688	38,645	36,186	33,646	31,434	29,134	26,947	24,730
Present Values
PV PRE-TAX BOOK PROFIT
PV FEDERAL INCOME TAX
PV Capital: After-Tax int less change (i=5.70%) less Init Cap
PV After-Tax, After Cost of Capital

Milliman

017CIG01\15\0906	Puck(Rev) @06/30/09 - Sens: 7-Year Recapture and PLIC Inforce External ]				10/21/09
From PUCK0906B.XLS	Line of Business Projection - Present Value of Components of Profi				03:55 PM
	As of June 30, 2009
Existing Business at 06/30/2009 (000's)	9.00%	11.00%	13.00%	15.00%
Primerica New Conversions - Net
GROSS PREMIUMS	1,688,876	1,390,073	1,163,649	988,411
REINSURANCE PREMIUMS (NET OF ALLOWANCE:	(583,850)	(477,248)	(396,287)	(333,676)
GROSS INVESTMENT INCOME PLUS FEE INCOME	109,855	92,962	79,620	68,925
ACCRUAL OF DISCOUNT	—	—	—	—
AMORTIZATION OF IMR	—	—	—	—
LESS INVESTMENT EXPENSE	—	—	—	—
LESS INCOME LOST ON DEFAULTS	—	—	—	—
TOTAL INCOME	1,214,880	1,005,787	846,982	723,660
NET SURRENDERS	24	11	6	3
HEALTH BENEFITS	—	—	—	—
DIRECT DEATH BENEFITS	1,394,167	1,151,854	965,746	820,192
REINSURANCE DEATH BENEFITS	(536,481)	(438,199)	(363,406)	(305,469)
ACQUISITION EXPENSES	12,217	11,361	10,611	9,948
OTHER EXPENSES	92,125	77,346	65,826	56,688
NET COMMISSIONS	136,878	125,842	116,257	107,868
COST OF FINANCING	—	—	—	—
INCREASE IN LOADING	—	—	—	—
INCREASE IN RESERVES	172,581	179,899	183,186	183,849
INCR IN RESERVE FINANCING LIABILITY	—	—	—	—
TOTAL DISBURSEMENTS	1,271,511	1,108,115	978,224	873,079
STATUTORY GAIN	(56,631)	(102,328)	(131,242)	(149,419)
CAPITAL GAINS	—	—	—	—
GAIN ON CALLS AND ROLLOVER	—	—	—	—
LESS DEFAULT LOSSES	—	—	—	—
LESS IMR CAPITALIZATION	—	—	—	—
BOOK PROFIT	(56,631)	(102,328)	(131,242)	(149,419)
INCREASE IN SURPLUS	—	—	—	—
FEDERAL INCOME TAX	17,749	3,679	(5,141)	(10,625)
PROFITS RELEASED	(74,380)	(106,007)	(126,101)	(138,795)

Milliman

017CIG01\15\0906			Puck(Rev) @06/30/09 - Sens: 7-Year Recapture and PLIC Inforce External Res Financing@28.9% (Preliminary)								10/21/09
From PUCK0906B.XLS			Line of Business Projection								03:55 PM
Existing Business at 06/30/2009 (000ʼs)	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
Miscellaneous Primerica	—	33,184	30,369	28,381	26,747	25,346	24,069	22,877	21,376	19,776	18,408	17,060	15,661	14,278	12,901	11,653	10,366
GROSS PREMIUMS
REINSURANCE PREMIUMS (NET OF ALLOWANCES)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GROSS INVESTMENT INCOME PLUS FEE INCOME	—	38,281	36,315	35,111	34,205	33,394	32,620	31,835	30,839	29,473	27,924	26,369	24,710	22,922	21,049	19,053	16,982
ACCRUAL OF DISCOUNT	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
AMORTIZATION OF IMR	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INVESTMENT EXPENSE	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INCOME LOST ON DEFAULTS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL INCOME	—	71,465	66,684	63,492	60,952	58,740	56,689	54,713	52,215	49,249	46,332	43,429	40,371	37,200	33,950	30,706	27,348
NET SURRENDERS	—	90,344	68,121	57,560	53,236	50,597	48,782	47,954	52,993	57,462	55,765	53,866	55,608	54,564	54,614	54,976	53,288
HEALTH BENEFITS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
DIRECT DEATH BENEFITS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
REINSURANCE DEATH BENEFITS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
ACQUISITION EXPENSES	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTHER EXPENSES	—	664	607	568	535	507	481	458	428	396	368	341	313	286	258	233	207
NET COMMISSIONS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
COST OF FINANCING	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INCREASE IN LOADING	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INCREASE IN RESERVES	—	(44,217)	(25,419)	(17,265)	(14,851)	(13,875)	(13,593)	(14,222)	(20,951)	(27,352)	(27,567)	(27,551)	(31,213)	(32,162)	(34,220)	(36,540)	(36,881)
INCR IN RESERVE FINANCING LIABILITY	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL DISBURSEMENTS	—	46,790	43,309	40,863	38,919	37,229	35,670	34,190	32,470	30,505	28,567	26,656	24,708	22,687	20,653	18,669	16,614
STATUTORY GAIN	—	24,675	23,374	22,630	22,032	21,511	21,019	20,523	19,746	18,744	17,765	16,774	15,663	14,512	13,298	12,037	10,734
CAPITAL GAINS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GAIN ON CALLS AND ROLLOVER	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS DEFAULT LOSSES	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS IMR CAPITALIZATION	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BOOK PROFIT	—	24,675	23,374	22,630	22,032	21,511	21,019	20,523	19,746	18,744	17,765	16,774	15,663	14,512	13,298	12,037	10,734
INCREASE IN SURPLUS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
FEDERAL INCOME TAX	—	9,486	8,869	8,476	8,148	7,858	7,585	7,316	6,944	6,494	6,063	5,677	5,292	4,891	4,466	4,029	3,575
PROFITS RELEASED	—	15,189	14,505	14,154	13,884	13,653	13,434	13,207	12,802	12,249	11,701	11,096	10,371	9,621	8,831	8,008	7,159
STATUTORY RESERVE (GA) (Canada=GAAP)	700,500	656,283	630,863	613,598	598,747	584,872	571,278	557,056	536,105	508,753	481,187	453,636	422,422	390,260	356,040	319,500	282,619
RESERVE FINANCING	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL LIABILITY (GA)	700,500	656,283	630,863	613,598	598,747	584,872	571,278	557,056	536,105	508,753	481,187	453,636	422,422	390,260	356,040	319,500	282,619
SEPARATE ACCOUNT LIABILITY	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TAX RESERVE (GA)	700,500	653,855	626,470	607,618	591,518	576,703	562,458	547,857	526,813	499,649	472,523	445,525	414,854	383,230	349,547	313,533	277,172
INTEREST MAINTENANCE RESERVE	—	—	—	—	-	—	—	—	—	—	—	—	—	—	—	—	—
POLICIES IN FORCE (UNSCALED)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INSURANCE IN FORCE (NET)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
CASH VALUE IN FORCE	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
ECONOMIC RESERVE (Canada=GAAP)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
EXCESS RESERVE (STAT LESS ECON)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
EXCESS RESERVE (STAT less ECON Floored at Zero)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GROSS DEFERRED PREMIUMS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
NET DEFERRED PREMIUMS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PV AT 9.00% PROFITS RELEASED	—	13,935	26,144	37,073	46,909	55,782	63,793	71,017	77,442	83,082	88,025	92,325	96,013	99,151	101,794	103,992	105,795
PV AT 11.00% PROFITS RELEASED	—	13,684	25,456	35,806	44,952	53,054	60,236	66,598	72,153	76,942	81,063	84,583	87,548	90,025	92,074	93,748	95,096
PV AT 13.00% PROFITS RELEASED	—	13,442	24,801	34,611	43,126	50,536	56,989	62,603	67,418	71,496	74,943	77,836	80,229	82,193	83,789	85,069	86,082

PV AT 9.00% BOOK PROFITS	9.0%	22,637	42,311	59,785	75,394	89,374	101,907	113,134	123,043	131,674	139,178	145,678	151,247	155,980	159,960	163,264	165,968
PV AT 11.00% BOOK PROFITS	11.0%	22,229	41,201	57,747	72,261	85,026	96,264	106,149	114,717	122,044	128,301	133,623	138,100	141,837	144,922	147,438	149,459
PV AT 13.00% BOOK PROFITS	13.0%	21,836	40,142	55,825	69,338	81,013	91,109	99,832	107,260	113,499	118,733	123,106	126,719	129,682	132,085	134,009	135,528

PV AT 9.00% FEDERAL INCOME TAX	9.0%	8,703	16,167	22,712	28,485	33,592	38,114	42,116	45,601	48,591	51,152	53,353	55,234	56,829	58,166	59,272	60,172
PV AT 11.00% FEDERAL INCOME TAX	11.0%	8,546	15,744	21,941	27,309	31,972	36,027	39,551	42,564	45,103	47,238	49,040	50,552	51,812	52,848	53,690	54,363
PV AT 13.00% FEDERAL INCOME TAX	13.0%	8,394	15,340	21,214	26,212	30,477	34,120	37,230	39,841	42,003	43,790	45,270	46,490	47,489	48,296	48,940	49,446
Tax Reserve before unamort DAC	700,500	656,283	630,863	613,598	598,747	584,872	571,278	557,056	536,105	508,753	481,187	453,636	422,422	390,260	356,040	319,500	282,619
GAAP Benefit Reserve	401,179	379,142	356,964	337,529	319,162	301,416	283,969	266,678	248,146	229,075	210,605	192,085	173,185	154,195	135,032	116,093	96,831
GAAP Expense Reserve	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Miscellaneous Primerica - Cost of Cap Calc
Capital (Based on 300% RBC (i=5.70%))	22,066	20,673	19,872	19,328	18,861	18,423	17,995	17,547	16,887	16,026	15,157	14,290	13,306	12,293	11,215	10,064	8,903
Capital: After-Tax int less change (i=5.70%)		2,210	1,567	1,280	1,184	1,136	1,111	1,115	1,310	1,487	1,462	1,429	1,513	1,506	1,533	1,567	1,535
PRE-TAX BOOK PROFIT		24,675	23,374	22,630	22,032	21,511	21,019	20,523	19,746	18,744	17,765	16,774	15,663	14,512	13,298	12,037	10,734
FEDERAL INCOME TAX		(9,486)	(8,869)	(8,476)	(8,148)	(7,858)	(7,585)	(7,316)	(6,944)	(6,494)	(6,063)	(5,677)	(5,292)	(4,891)	(4,466)	(4,029)	(3,575)
Profit After-Tax, After Cost of Capital		17,399	16,072	15,434	15,068	14,789	14,545	14,322	14,112	13,737	13,164	12,526	11,884	11,127	10,365	9,575	8,694
PVʼs-Miscellaneous Primeric			9.00%	11.00%	13.00%	15.00%	20.00%	16.00%
PV PRE-TAX BOOK PROFIT			176,964	157,014	140,774	127,354	102,365	121,496
PV FEDERAL INCOME TAX			(63,782)	(56,843)	(51,168)	(46,458)	(37,626)	(44,395)
PV Capital: After-Tax int less change (i=5.70%) less Init Cap			(8,342)	(10,189)	(11,631)	(12,778)	(14,799)	(13,266)
PV After-Tax. After Cost of Capital			104,840	89,981	77,974	68,118	49,940	63,835

Milliman

017CIG01\15\0906	Puck(Rev) @06/30/09 - Sens: 7-Year Recapture and PLIC Inforce External Res Financing@28.9% (Preliminary)												10/21/09
From PUCK0906B.XLS	Line of Business Projection												03:55 PM
Existing Business at 06/30/2009 (000's)	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035	2036	2037	2038	2039
Miscellaneous Primerica
GROSS PREMIUMS	9,115	8,016	6,987	6,278	5,763	5,491	5,067	4,624	4,235	3,722	3,224	2,772	2,345	—
REINSURANCE PREMIUMS (NET OF ALLOWANCES)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GROSS INVESTMENT INCOME PLUS FEE INCOME	14,901	12,838	10,774	8,755	7,392	6,832	6,495	6,173	5,771	5,120	4,368	3,734	3,183	2,445
ACCRUAL OF DISCOUNT	—	—	—	—	—	—	—	—	—	—	—	—	—	—
AMORTIZATION OF IMR	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INVESTMENT EXPENSE	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INCOME LOST ON DEFAULTS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL INCOME	24,016	20,854	17,761	15,033	13,156	12,323	11,562	10,797	10,006	8,842	7,592	6,507	5,528	2,445
NET SURRENDERS	51,324	48,782	47,632	43,853	21,574	13,171	12,525	11,701	14,429	19,403	16,827	13,880	12,687	17,399
HEALTH BENEFITS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
DIRECT DEATH BENEFITS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
REINSURANCE DEATH BENEFITS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
ACQUISITION EXPENSES	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTHER EXPENSES	182	160	140	126	115	110	101	92	85	74	64	55	47	—
NET COMMISSIONS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
COST OF FINANCING	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INCREASE IN LOADING	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INCREASE IN RESERVES	(36,930)	(36,289)	(36,962)	(34,784)	(13,894)	(6,032)	(5,847)	(5,505)	(8,670)	(14,237)	(12,374)	(10,063)	(9,436)	(16,098)
INCR IN RESERVE FINANCING LIABILITY	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL DISBURSEMENTS	14,577	12,654	10,809	9,195	7,796	7,249	6,779	6,289	5,844	5,241	4,518	3,872	3,298	1,301
STATUTORY GAIN	9,440	8,200	6,952	5,838	5,360	5,074	4,783	4,509	4,161	3,601	3,074	2,635	2,230	1,144
CAPITAL GAINS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GAIN ON CALLS AND ROLLOVER	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS DEFAULT LOSSES	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS IMR CAPITALIZATION	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BOOK PROFIT	9,440	8,200	6,952	5,838	5,360	5,074	4,783	4,509	4,161	3,601	3,074	2,635	2,230	1,144
INCREASE IN SURPLUS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
FEDERAL INCOME TAX	3,125	2,698	2,269	1,894	1,744	1,665	1,578	1,494	1,383	1,192	1,011	860	720	292
PROFITS RELEASED	6,315	5,502	4,683	3,945	3,616	3,409	3,205	3,015	2,778	2,409	2,063	1,775	1,510	852
STATUTORY RESERVE (GA) (Canada=GAAP)	245,690	209,401	172,439	137,655	123,761	117,729	111,882	106,377	97,708	83,471	71,097	61,034	51,598	35,500
RESERVE FINANCING	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL LIABILITY (GA)	245,690	209,401	172,439	137,655	123,761	117,729	111,882	106,377	97,708	83,471	71,097	61,034	51,598	35,500
SEPARATE ACCOUNT LIABILITY	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TAX RESERVE (GA)	240,754	204,956	168,463	134,108	120,591	114,875	109,302	104,038	95,579	81,538	69,349	59,464	50,200	34,413
INTEREST MAINTENANCE RESERVE	—	—	—	—	—	—	—	—	—	—	—	—	—	—
POLICIES IN FORCE (UNSCALED)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INSURANCE IN FORCE (NET)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
CASH VALUE IN FORCE	—	—	—	—	—	—	—	—	—	—	—	—	—	—
ECONOMIC RESERVE (Canada=GAAP)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
EXCESS RESERVE (STAT LESS ECON)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
EXCESS RESERVE (STAT less ECON Floored at Zero)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GROSS DEFERRED PREMIUMS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
NET DEFERRED PREMIUMS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PV AT 9.00% PROFITS RELEASED	107,254	108,421	109,332	110,035	110,627	111,139	111,581	111,962	112,284	112,540	112,742	112,901	113,025	113,089
PV AT 11.00% PROFITS RELEASED	96,167	97,008	97,653	98,142	98,546	98,889	99,180	99,426	99,631	99,790	99,914	100,009	100,082	100,120
PV AT 13.00% PROFITS RELEASED	86,873	87,482	87,942	88,284	88,562	88,793	88,986	89,147	89,277	89,378	89,454	89,512	89,555	89,577
PV AT 9.00% BOOK PROFITS	168,149	169,887	171,239	172,281	173,159	173,921	174,580	175,149	175,632	176,015	176,315	176,551	176,734	176,821
PV AT 11.00% BOOK PROFITS	151,060	152,313	153,271	153,995	154,594	155,104	155,538	155,907	156,213	156,452	156,635	156,777	156,885	156,935
PV AT 13.00% BOOK PROFITS	136,710	137,619	138,300	138,807	139,219	139,564	139,851	140,091	140,287	140,437	140,551	140,637	140,701	140,730
PV AT 9.00% FEDERAL INCOME TAX	60,895	61,467	61,908	62,246	62,531	62,781	62,999	63,188	63,348	63,475	63,573	63,650	63,710	63,732
PV AT 11.00% FEDERAL INCOME TAX	54,893	55,306	55,618	55,853	56,048	56,215	56,358	56,480	56,582	56,661	56,722	56,768	56,803	56,816
PV AT 13.00% FEDERAL INCOME TAX	49,837	50,136	50,359	50,523	50,657	50,770	50,865	50,945	51,010	51,059	51,097	51,125	51,146	51,153
Tax Reserve before unamort DAC	245,690	209,401	172,439	137,655	123,761	117,729	111,882	106,377	97,708	83,471	71,097	61,034	51,598	35,500
GAAP Benefit Reserve	77,437	58,284	39,104	20,753	19,002	18,180	16,880	15,521	14,270	12,545	10,856	9,307	7,828	—
GAAP Expense Reserve	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Miscellaneous Primerica - Cost of Cap Calc
Capital (Based on 300% RBC (i=5.70%))	7,739	6,596	5,432	4,336	3,898	3,708	3,524	3,351	3,078	2,629	2,240	1,923	1,625	1,118
Capital: After-Tax int less change (i=5.70%)	1,493	1,430	1,409	1,297	598	334	322	304	397	562	487	400	368	567
PRE-TAX BOOK PROFIT	9,440	8,200	6,952	5,838	5,360	5,074	4,783	4,509	4,161	3,601	3,074	2,635	2,230	1,144
FEDERAL INCOME TAX	(3,125)	(2,698)	(2,269)	(1,894)	(1,744)	(1,665)	(1,578)	(1,494)	(1,383)	(1,192)	(1,011)	(860)	(720)	(292)
Profit After-Tax, After Cost of Capital	7,808	6,932	6,092	5,242	4,214	3,743	3,526	3,319	3,176	2,972	2,550	2,175	1,878	1,420
PV’s -- Miscellaneous Primerica
PV PRE-TAX BOOK PROFIT
PV FEDERAL INCOME TAX
PV Capital: After-Tax int less change (i=5.70%) less Init Cap
PV After-Tax, After Cost of Capital

Milliman

017CIG01\15\0906	Puck(Rev) @06/30/09 - Sens: 7-Year Recapture and PLIC In Force External ]				10/21/09
From PUCK0906B.XLS	Line of Business Projection - Present Value of Components of Profi				03:55 PM
	As of June 30, 2009
Existing Business at 06/30/2009 (000ʼs)	9.00%	11.00%	13.00%	15.00%
Miscellaneous Primerica
GROSS PREMIUMS	205,303	183,840	166,207	151,509
REINSURANCE PREMIUMS (NET OF ALLOWANCES)	—	—	—	—
GROSS INVESTMENT INCOME PLUS FEE INCOME	275,157	244,194	218,960	198,091
ACCRUAL OF DISCOUNT	—	—	—	—
AMORTIZATION OF IMR	—	—	—	—
LESS INVESTMENT EXPENSE	—	—	—	—
LESS INCOME LOST ON DEFAULTS	—	—	—	—
TOTAL INCOME	480,460	428,034	385,168	349,600
NET SURRENDERS	549,747	480,096	425,140	380,986
HEALTH BENEFITS	—	—	—	—
DIRECT DEATH BENEFITS	—	—	—	—
REINSURANCE DEATH BENEFITS	—	—	—	—
ACQUISITION EXPENSES	—	—	—	—
OTHER EXPENSES	4,106	3,677	3,324	3,030
NET COMMISSIONS	—	—	—	—
COST OF FINANCING	—	—	—	—
INCREASE IN LOADING	—	—	—	—
INCREASE IN RESERVES	(250,357)	(212,752)	(184,070)	(161,770)
INCR IN RESERVE FINANCING LIABILITY	—	—	—	—
TOTAL DISBURSEMENTS	303,496	271,021	244,394	222,246
STATUTORY GAIN	176,964	157,014	140,774	127,354
CAPITAL GAINS	—	—	—	—
GAIN ON CALLS AND ROLLOVER	—	—	—	—
LESS DEFAULT LOSSES	—	—	—	—
LESS IMR CAPITALIZATION	—	—	—	—
BOOK PROFIT	176,964	157,014	140,774	127,354
INCREASE IN SURPLUS	—	—	—	—
FEDERAL INCOME TAX	63,782	56,843	51,168	46,458
PROFITS RELEASED	113,182	100,171	89,605	80,896

C-10

Milliman

017CIG0l\15\0906			Puck(Rev) @06/30/09 - Sens: 7-Year Recapture and PLIC Inforce External Res Financing@28.9% (Preliminary)								10/21/09
From PUCK0906B.XLS			Line of Business Projection								3:55 PM
Existing Business at 06/30/2009 (000's)	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
Total Existing Business - Primerica
GROSS PREMIUMS	—	1,663,328	1,568,852	1,503,569	1,454,853	1,415,711	1,380,683	1,348,863	1,287,638	1,211,314	1,148,920	1,079,415	1,003,285	927,321	851,874	783,556	714,671
REINSURANCE PREMIUMS (NET OF ALLOWANCES	—	(526,264)	(544,816)	(565,316)	(587,946)	(612,207)	(631,303)	(648,656)	(643,315)	(633,854)	(625,817)	(612,076)	(589,509)	(561,293)	(526,112)	(481,502)	(429,772)
GROSS INVESTMENT INCOME PLUS FEE INCOME	—	193,290	202,074	198,787	194,442	193,171	190,518	186,234	179,884	170,874	159,775	147,085	132,294	115,220	97,579	79,683	60,936
ACCRUAL OF DISCOUNT	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
AMORTIZATION OF IMR	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INVESTMENT EXPENSE	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INCOME LOST ON DEFAULTS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL INCOME	—	1,330,354	1,226,110	1,137,040	1,061,349	996,675	939,897	886,441	824,207	748,334	682,878	614,423	546,070	481,248	423,342	381,737	345,834
NET SURRENDERS	—	85,105	63,709	53,893	50,006	47,650	45,989	45,209	50,315	54,784	53,031	51,385	53,325	52,366	52,488	52,920	51,369
HEALTH BENEFITS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
DIRECT DEATH BENEFITS	—	831,597	826,626	839,169	855,851	873,335	890,506	904,893	901,233	878,524	852,907	827,141	790,427	750,598	704,271	649,460	593,955
REINSURANCE DEATH BENEFITS	—	(458,433)	(466,485)	(483,849)	(503,132)	(523,319)	(542,605)	(559,349)	(562,619)	(551,116)	(535,473)	(520,776)	(501,809)	(480,342)	(453,560)	(418,507)	(379,260)
ACQUISITION EXPENSES	—	3,116	2,433	1,974	1,841	1,783	1,623	1,776	610	767	813	147	162	154	134	139	81
OTHER EXPENSES	—	112,008	104,216	98,981	94,770	91,070	87,776	84,754	80,708	75,783	71,356	67,046	62,236	57,483	52,743	47,896	43,217
NET COMMISSIONS	—	68,707	42,046	36,286	34,007	32,488	30,971	29,970	15,697	13,485	12,853	4,200	2,219	2,248	2,016	2,001	1,302
COST OF FINANCING	—	30,465	30,465	30,465	30,052	27,101	23,980	20,987	17,998	15,018	12,146	9,485	6,823	4,057	1,538	—	—
INCREASE IN LOADING	—	(762)	(568)	(134)	(302)	1,107	660	569	(542)	(1,186)	1,596	(141)	(667)	(651)	(1,170)	2,361	130
INCREASE IN RESERVES	—	188,881	(26,440)	(61,131)	(94,864)	(128,523)	(153,755)	(193,328)	(232,939)	(273,532)	(298,679)	(334,835)	(382,062)	(387,592)	(366,494)	(332,328)	(269,452)
INCR IN RESERVE FINANCING LIABILITY	—	(13,756)	(1,733)	13,762	98,354	104,030	99,785	99,632	99,339	95,736	88,690	88,718	92,201	83,979	51,263	—	—
TOTAL DISBURSEMENTS	—	846,929	574,269	529,416	566,585	526,723	484,930	435,112	369,799	308,264	259,239	192,368	122,856	82,301	43,229	3,943	41,342
STATUTORY GAIN	—	483,425	651,841	607,624	494,764	469,952	454,967	451,329	454,409	440,070	423,639	422,055	423,215	398,946	380,113	377,794	304,492
CAPITAL GAINS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GAIN ON CALLS AND ROLLOVER	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS DEFAULT LOSSES	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS IMR CAPITALIZATION	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BOOK PROFIT	—	483,425	651,841	607,624	494,764	469,952	454,967	451,329	454,409	440,070	423,639	422,055	423,215	398,946	380,113	377,794	304,492
INCREASE IN SURPLUS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
FEDERAL INCOME TAX	—	226,783	212,895	199,898	189,332	182,016	174,833	173,436	174,278	168,303	160,950	162,252	165,844	154,677	137,061	118,738	93,671
PROFITS RELEASED	—	256,642	438,946	407,726	305,433	287,936	280,135	277,893	280,131	271,767	262,689	259,804	257,371	244,270	243,052	259,056	210,821
STATUTORY RESERVE (GA) (Canada=GAAP)	4,170,489	4,359,370	4,332,930	4,271,799	4,176,934	4,048,411	3,894,656	3,701,328	3,468,389	3,194,857	2,896,178	2,561,342	2,179,281	1,791,689	1,425,194	1,092,867	823,415
RESERVE FINANCING	(1,000,000)	(1,013,756)	(1,015,489)	(1,001,727)	(903,373)	(799,343)	(699,558)	(599,926)	(500,587)	(404,851)	(316,161)	(227,443)	(135,242)	(51,263)	—	—	—
TOTAL LIABILITY (GA)	3,158,800	3,334,650	3,306,817	3,259,513	3,262,271	3,236,847	3,181,286	3,085,668	2,952,683	2,775,333	2,566,079	2,320,754	2,031,668	1,728,848	1,413,879	1,081,932	813,160
SEPARATE ACCOUNT LIABILITY	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TAX RESERVE (GA)	3,268,543	3,279,868	3,295,605	3,284,787	3,241,361	3,165,844	3,065,728	2,925,908	2,749,395	2,531,249	2,285,778	1,998,931	1,659,220	1,313,413	986,955	693,550	461,638
INTEREST MAINTENANCE RESERVE	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
POLICIES IN FORCE (UNSCALED)	1,978,221	1,752,155	1,594,900	1,472,724	1,365,506	1,268,463	1,182,547	1,102,618	1,005,547	916,075	836,542	758,807	680,313	608,289	538,887	470,013	408,183
INSURANCE IN FORCE (NET)	158,301,613	141,946,950	128,302,382	117,115,355	107,059,992	97,496,176	90,665,821	84,487,337	77,314,381	71,044,898	65,423,431	59,500,262	52,943,171	46,596,131	40,772,538	35,099,645	30,428,279
CASH VALUE IN FORCE	4,931	4,020	3,742	5,164	6,560	7,720	7,950	7,939	7,188	5,714	4,607	3,918	3,313	2,670	1,327	(130)	(1,055)
ECONOMIC RESERVE (Canada=GAAP)	(1,169,667)	(724,336)	(320,909)	23,799	314,929	559,200	768,373	935,398	1,053,816	1,128,361	1,163,020	1,167,290	1,142,036	1,089,372	1,017,069	932,326	844,852
EXCESS RESERVE (STAT LESS ECON)	3,639,656	3,413,668	3,007,487	2,632,674	2,359,886	2,104,996	1,855,446	1,608,947	1,377,880	1,152,892	935,810	712,974	479,580	260,794	52,085	(158,960)	(304,056)
EXCESS RESERVE (STAT less ECON Floored at Zero)	2,641,038	2,847,286	2,828,290	2,632,674	2,359,886	2,104,996	1,855,446	1,608,947	1,377,880	1,152,892	935,810	712,974	479,580	260,794	52,085	(158,960)	(304,056)
GROSS DEFERRED PREMIUMS	16,793	15,305	14,397	14,198	14,628	16,666	18,916	21,406	20,249	18,618	19,478	18,545	17,103	15,660	14,227	16,208	15,658
NET DEFERRED PREMIUMS	11,690	10,964	10,624	10,559	11,291	12,221	13,812	15,733	15,118	14,673	13,937	13,146	12,370	11,579	11,316	10,935	10,255
PV AT 9.00% PROFITS RELEASED	—	235,451	604,904	919,743	1,136,119	1,323,257	1,490,292	1,642,310	1,782,898	1,908,027	2,018,990	2,119,672	2,211,176	2,290,852	2,363,584	2,434,705	2,487,805
PV AT 11.00% PROFITS RELEASED	—	231,209	587,468	885,593	1,086,791	1,257,667	1,407,438	1,541,288	1,662,844	1,769,085	1,861,600	1,944,031	2,017,598	2,080,501	2,136,888	2,191,032	2,230,728
PV AT 13.00% PROFITS RELEASED	—	227,117	570,876	853,451	1,040,778	1,197,058	1,331,612	1,449,733	1,555,107	1,645,574	1,722,960	1,790,690	1,850,067	1,899,938	1,943,852	1,985,272	2,015,103
PV AT 9.00% BOOK PROFITS	9.0%	443,509	992,151	1,461,348	1,811,851	2,117,288	2,388,570	2,635,462	2,863,515	3,066,135	3,245,085	3,408,645	3,559,113	3,689,241	3,802,988	3,906,707	3,983,399
PV AT 11.00% BOOK PROFITS	11.0%	435,518	964,567	1,408,856	1,734,773	2,013,666	2,256,910	2,474,297	2,671,477	2,843,511	2,992,710	3,126,621	3,247,593	3,350,328	3,438,512	3,517,473	3,574,806
PV AT 13.00% BOOK PROFITS	13.0%	427,809	938,297	1,359,411	1,662,859	1,917,930	2,136,459	2,328,301	2,499,232	2,645,724	2,770,523	2,880,552	2,978,190	3,059,641	3,128,319	3,188,724	3,231,809
PV AT 9.00% FEDERAL INCOME TAX	9.0%	208,058	387,247	541,605	675,733	794,030	898,277	993,153	1,080,617	1,158,108	1,226,095	1,288,973	1,347,936	1,398,389	1,439,404	1,472,002	1,495,595
PV AT 11.00% FEDERAL INCOME TAX	11.0%	204,309	377,099	523,263	647,982	755,999	849,472	933,009	1,008,632	1,074,426	1,131,110	1,182,590	1,229,995	1,269,827	1,301,624	1,326,441	1,344,078
PV AT 13.00% FEDERAL INCOME TAX	13.0%	200,693	367,421	505,960	622,081	720,872	804,847	878,568	944,124	1,000,150	1,047,564	1,089,862	1,128,124	1,159,703	1,184,467	1,203,452	1,216,706
Tax Reserve before unamort DAC	3,268,543	3,397,071	3,509,892	3,579,527	3,601,690	3,577,890	3,516,694	3,403,447	3,240,220	3,020,339	2,759,111	2,449,469	2,085,973	1,715,481	1,363,658	1,044,706	787,833
Capital (Based on 300% RBC (i=5.70%))	437,136	418,201	394,906	375,389	357,081	338,860	323,396	307,701	287,637	266,514	246,302	224,221	199,457	174,730	151,246	129,310	110,454
Capital: After-Tax int less change (i=5.70%)		35,131	38,790	34,148	32,216	31,451	28,019	27,676	31,465	31,780	30,086	31,207	33,072	32,117	29,957	27,540	23,647
PV's -- Total Existing Business - Primerica			9.00%	11.00%	13.00%	15.00%	20.00%
PV PRE-TAX BOOK PROFIT			4,213,738	3,733,770	3,342,854	3,019,808	2,418,748
PV FEDERAL INCOME TAX			(1,561,464)	(1,389,651)	(1,248,620)	(1,131,324)	(911,330)
PV Capital: After-Tax int less change (i=5.70%) less Init Cap			(149,320)	(184,563)	(212,863)	(235,946)	(278,077)
PV After-Tax, After Cost of Capital			2,502,955	2,159,557	1,881,372	1,652,538	1,229,342

Milliman

017CIG01\15\0906 From PUCK0906B.XLS	Puck(Rev) @06/30/09 - Sens: 7-Year Recapture and PLIC Inforce External Res Financing@28.9% (Preliminary) Line of Business Projection												10/21/09 3:55 PM
Existing Business at 06/30/2009 (000's)	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035	2036	2037	2038	2039
Total Existing Business - Primerica	649,496	590,069	534,262	495,116	460,955	437,747	406,064	373,430	344,378	309,028	274,257	241,929	211,019	167,698
GROSS PREMIUMS
REINSURANCE PREMIUMS (NET OF ALLOWANCES)	(375,317)	(334,015)	(284,308)	(245,132)	(241,065)	(235,611)	(230,966)	(225,874)	(197,590)	(164,572)	(136,893)	(117,511)	(96,795)	(56,345)
GROSS INVESTMENT INCOME PLUS FEE INCOME	45,907	33,570	23,233	16,308	12,332	10,217	8,268	6,110	4,561	4,376	4,471	4,130	3,650	3,780
ACCRUAL OF DISCOUNT	—	—	—	—	—	—	—	—	—	—	—	—	—	—
AMORTIZATION OF IMR	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INVESTMENT EXPENSE	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INCOME LOST ON DEFAULTS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL INCOME	320,086	289,624	273,187	266,292	232,222	212,353	183,366	153,667	151,349	148,832	141,835	128,547	117,874	115,133
NET SURRENDERS	49,486	46,906	45,715	41,943	19,798	11,491	10,968	10,313	13,185	18,284	15,823	12,988	11,909	14,743
HEALTH BENEFITS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
DIRECT DEATH BENEFITS	537,953	482,493	424,248	369,732	331,273	315,046	300,856	287,913	264,567	225,017	191,147	164,043	138,668	110,937
REINSURANCE DEATH BENEFITS	(337,628)	(297,687)	(257,737)	(218,587)	(193,068)	(187,035)	(182,604)	(179,364)	(166,531)	(138,791)	(115,006)	(97,355)	(82,414)	(73,812)
ACQUISITION EXPENSES	77	155	155	132	14	6	6	4	20	28	21	14	8	2
OTHER EXPENSES	38,710	34,370	30,087	26,372	24,132	22,738	21,350	19,954	17,996	15,231	12,893	11,088	9,426	7,430
NET COMMISSIONS	1,145	2,284	2,327	1,897	393	94	83	55	285	430	338	229	130	36
COST OF FINANCING	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INCREASE IN LOADING	(532)	965	(249)	1,424	515	278	(481)	(1,010)	954	(359)	(780)	(833)	(867)	(4,428)
INCREASE IN RESERVES	(218,608)	(190,978)	(133,027)	(73,058)	(37,454)	(25,756)	(31,630)	(32,964)	(7,191)	(3,101)	(7,580)	(11,044)	(6,573)	(1,518)
INCR IN RESERVE FINANCING LIABILITY	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL DISBURSEMENTS	70,602	78,508	111,519	149,854	145,602	136,862	118,547	104,899	123,286	116,739	96,855	79,128	70,286	53,391
STATUTORY GAIN	249,483	211,116	161,668	116,438	86,619	75,492	64,819	48,768	28,063	32,094	44,980	49,419	47,588	61,743
CAPITAL GAINS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GAIN ON CALLS AND ROLLOVER	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS DEFAULT LOSSES	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS IMR CAPITALIZATION	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BOOK PROFIT	249,483	211,116	161,668	116,438	86,619	75,492	64,819	48,768	28,063	32,094	44,980	49,419	47,588	61,743
INCREASE IN SURPLUS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
FEDERAL INCOME TAX	75,571	62,969	47,112	32,612	22,913	20,114	16,991	11,825	5,293	6,990	11,672	13,326	12,865	18,574
PROFITS RELEASED	173,913	148,148	114,556	83,826	63,706	55,378	47,827	36,943	22,770	25,104	33,308	36,092	34,723	43,168
STATUTORY RESERVE (GA) (Canada=GAAP)	604,807	413,829	280,802	207,744	170,289	144,533	112,903	79,939	72,747	69,646	62,067	51,022	44,450	42,932
RESERVE FINANCING	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL LIABILITY (GA)	595,189	405,024	271,852	197,685	159,346	132,828	102,856	71,393	64,646	62,366	55,748	45,780	40,302	42,932
SEPARATE ACCOUNT LIABILITY	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TAX RESERVE (GA)	277,235	118,277	12,167	(38,740)	(55,925)	(64,419)	(78,120)	(94,599)	(88,405)	(78,562)	(73,549)	(72,174)	(66,820)	(55,517)
INTEREST MAINTENANCE RESERVE	—	—	—	—	—	—	—	—	—	—	—	—	—	—
POLICIES IN FORCE (UNSCALED)	349,647	296,114	243,310	204,781	186,090	169,446	155,309	141,986	115,404	90,459	73,007	59,602	47,510	6,540
INSURANCE IN FORCE (NET)	26,159,667	21,253,473	17,041,348	13,713,053	12,312,094	10,983,967	9,688,315	8,558,122	7,046,969	5,741,058	4,773,025	3,570,839	2,717,788	628,833
CASH VALUE IN FORCE	(1,851)	(2,519)	(3,493)	(4,343)	(4,269)	(3,446)	(1,804)	(486)	(1,283)	(2,262)	(2,257)	(2,017)	(2,042)	(681)
ECONOMIC RESERVE (Canada=GAAP)	764,482	686,162	622,583	573,745	510,245	441,187	360,684	269,504	192,685	132,496	83,817	40,747	6,993	5,589
EXCESS RESERVE (STAT LESS ECON)	(405,365)	(481,734)	(514,221)	(503,656)	(463,717)	(414,384)	(359,663)	(295,942)	(217,645)	(146,321)	(92,847)	(50,759)	(14,141)	1,843
EXCESS RESERVE (STAT less ECON Floored at Zero)	(405,365)	(481,734)	(514,221)	(503,656)	(463,717)	(414,384)	(359,663)	(295,942)	(217,645)	(146,321)	(92,847)	(50,759)	(14,141)	1,843
GROSS DEFERRED PREMIUMS	14,489	14,641	14,537	17,070	18,470	19,509	17,371	14,859	15,369	14,189	12,447	10,537	8,576	—
NET DEFERRED PREMIUMS	9,618	8,804	8,949	10,059	10,943	11,705	10,047	8,545	8,101	7,280	6,319	5,242	4,148	—
PV AT 9.00% PROFITS RELEASED	2,527,991	2,559,398	2,581,678	2,596,635	2,607,063	2,615,380	2,621,970	2,626,640	2,629,280	2,631,951	2,635,202	2,638,434	2,641,287	2,644,541
PV AT 11.00% PROFITS RELEASED	2,260,229	2,282,869	2,298,641	2,309,038	2,316,157	2,321,732	2,326,069	2,329,088	2,330,764	2,332,429	2,334,419	2,336,361	2,338,045	2,339,930
PV AT 13.00% PROFITS RELEASED	2,036,880	2,053,296	2,064,530	2,071,805	2,076,697	2,080,461	2,083,338	2,085,304	2,086,376	2,087,423	2,088,652	2,089,830	2,090,833	2,091,936
PV AT 9.00% BOOK PROFITS	4,041,048	4,085,804	4,117,246	4,138,022	4,152,202	4,163,539	4,172,470	4,178,635	4,181,889	4,185,304	4,189,694	4,194,119	4,198,029	4,202,683
PV AT 11.00% BOOK PROFITS	3,617,127	3,649,390	3,671,648	3,686,090	3,695,769	3,703,369	3,709,247	3,713,232	3,715,298	3,717,426	3,720,113	3,722,773	3,725,080	3,727,778
PV AT 13.00% BOOK PROFITS	3,263,049	3,286,443	3,302,297	3,312,402	3,319,054	3,324,184	3,328,083	3,330,679	3,332,000	3,333,338	3,334,997	3,336,611	3,337,985	3,339,564
PV AT 9.00% FEDERAL INCOME TAX	1,513,057	1,526,406	1,535,569	1,541,388	1,545,139	1,548,159	1,550,500	1,551,995	1,552,609	1,553,353	1,554,492	1,555,685	1,556,742	1,558,142
PV AT 11.00% FEDERAL INCOME TAX	1,356,898	1,366,521	1,373,007	1,377,052	1,379,612	1,381,637	1,383,178	1,384,144	1,384,534	1,384,997	1,385,695	1,386,412	1,387,036	1,387,847
PV AT 13.00% FEDERAL INCOME TAX	1,226,169	1,233,146	1,237,767	1,240,597	1,242,356	1,243,723	1,244,745	1,245,375	1,245,624	1,245,915	1,246,346	1,246,781	1,247,153	1,247,627
Tax Reserve before unamort DAC	579,373	396,794	268,463	196,799	159,159	132,663	102,693	71,211	64,417	62,110	55,481	45,522	40,070	42,930
Capital (Based on 300% RBC (i=5.70%))	93,895	77,825	64,497	55,229	50,226	46,344	41,889	37,533	33,358	29,141	25,364	21,435	18,143	12,404
Capital: After-Tax init less change (i=5.70%)	20,651	19,549	16,211	11,657	7,049	5,743	6,172	5,908	5,566	5,452	4,857	4,869	4,086	6,411
PV's — Total Existing Business - Primerica
PV PRE-TAX BOOK PROFIT
PV FEDERAL INCOME TAX
PV Capital. After-Tax int less change (i=5.70%) less Init Cap
PV After-Tax, After Cost of Capital

Milliman

017CIG01\15\0906	Puck(Rev) @06/30/09 - Sens: 7-Year Recapture and PLIC Inforce External ]				10/21/09
From PUCK0906B.XLS	Line of Business Projection - Present Value of Components of Profi				03:55 PM
	As of June 30, 2009
Existing Business at 06/30/2009 (000's)	9.00%	11.00%	13.00%	15.00%
Total Existing Business - Primerica
GROSS PREMIUMS	11,822,025	10,461,943	9,364,254	8,463,159
REINSURANCE PREMIUMS (NET OF ALLOWANCE:	(5,303,114)	(4,612,265)	(4,060,595)	(3,612,999)
GROSS INVESTMENT INCOME PLUS FEE INCOME	1,457,972	1,307,510	1,181,609	1,075,182
ACCRUAL OF DISCOUNT	—	—	—	—
AMORTIZATION OF IMR	—	—	—	—
LESS INVESTMENT EXPENSE	—	—	—	—
LESS INCOME LOST ON DEFAULTS	—	—	—	—
TOTAL INCOME	7,976,884	7,157,188	6,485,268	5,925,342
NET SURRENDERS	519,968	453,823	401,641	359,728
HEALTH BENEFITS	—	—	—	—
DIRECT DEATH BENEFITS	7,583,117	6,616,861	5,844,767	5,217,606
REINSURANCE DEATH BENEFITS	(4,566,484)	(3,971,531)	(3,496,426)	(3,110,950)
ACQUISITION EXPENSES	12,217	11,361	10,611	9,948
OTHER EXPENSES	751,685	668,724	601,168	545,298
NET COMMISSIONS	232,439	216,772	202,988	190,780
COST OF FINANCING	170,760	157,575	146,011	135,816
INCREASE IN LOADING	(651)	(575)	(554)	(559)
INCREASE IN RESERVES	(1,429,036)	(1,153,506)	(937,035)	(765,268)
INCR IN RESERVE FINANCING LIABILITY	489,130	423,915	369,242	323,135
TOTAL DISBURSEMENTS	3,763,146	3,423,418	3,142,414	2,905,534
STATUTORY GAIN	4,213,738	3,733,770	3,342,854	3,019,808
CAPITAL GAINS	—	—	—	—
GAIN ON CALLS AND ROLLOVER	—	—	—	—
LESS DEFAULT LOSSES	—	—	—	—
LESS IMR CAPITALIZATION	—	—	—	—
BOOK PROFIT	4,213,738	3,733,770	3,342,854	3,019,808
INCREASE IN SURPLUS	—	—	—	—
FEDERAL INCOME TAX	1,561,464	1,389,651	1,248,620	1,131,324
PROFITS RELEASED	2,652,274	2,344,119	2,094,235	1,888,484

Milliman

017CIG0l\l5\0906			Puck(Rev) @06/30/09 - Baseline: Inforce External Res Financing@0.0% (Preliminary)								10/21/09
From PUCK0906B.XLS			Line of Business Projection								06:01 PM
Baseline Production
Future Business - 10 Years of New Business (000)	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
Primerica Term
GROSS PREMIUMS	—	87,735	226,780	356,449	484,083	612,872	745,819	885,055	1,031,793	1,187,309	1,353,073	1,349,534	1,248,360	1,175,432	1,117,425	1,068,917	1,028,408
REINSURANCE PREMIUMS (NET OF ALLOWANCES	—	(12,833)	(33,639)	(58,686)	(87,461)	(120,182)	(156,975)	(198,470)	(245,011)	(297,368)	(356,622)	(390,051)	(413,992)	(436,750)	(460,565)	(485,309)	(508,567)
GROSS INVESTMENT INCOME PLUS FEE INCOME	—	(5,516)	(3,705)	696	7,717	17,213	28,912	42,778	58,698	76,509	96,053	128,786	148,451	164,340	176,062	183,553	186,785
ACCRUAL OF DISCOUNT	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
AMORTIZATION OF IMR	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INVESTMENT EXPENSE	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INCOME LOST ON DEFAULTS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL INCOME	—	69,386	189,436	298,459	404,339	509,903	617,756	729,363	845,480	966,450	1,092,504	1,088,270	982,820	903,022	832,922	767,161	706,626
NET SURRENDERS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
HEALTH BENEFITS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
DIRECT DEATH BENEFITS	—	15,777	41,650	68,111	98,212	132,184	170,233	212,807	260,267	313,188	372,516	405,658	423,028	445,834	469,131	493,074	520,544
REINSURANCE DEATH BENEFITS	—	(12,244)	(33,130)	(55,639)	(81,686)	(111,280)	(144,548)	(181,846)	(223,507)	(270,042)	(322,279)	(351,872)	(366,496)	(383,948)	(401,057)	(418,287)	(435,210)
ACQUISITION EXPENSES	—	55,379	59,255	63,403	67,842	72,590	78,398	84,670	91,443	98,759	106,659	—	—	—	—	—	—
OTHER EXPENSES	—	6,045	15,803	24,858	33,785	42,832	52,204	62,049	72,453	83,505	95,306	95,286	88,190	83,307	79,558	76,511	73,895
NET COMMISSIONS	—	203,504	242,958	262,178	282,306	303,562	329,022	356,750	386,640	418,885	453,713	68,013	20,956	19,891	15,696	13,826	11,722
COST OF FINANCING	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INCREASE IN LOADING	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INCREASE IN RESERVES	—	1,697	43,090	92,514	138,280	179,875	218,951	255,634	289,405	320,422	348,343	381,854	325,334	246,637	168,952	91,496	21,077
INCR IN RESERVE FINANCING LIABILITY	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL DISBURSEMENTS	—	270,157	369,625	455,427	538,738	619,763	704,260	790,062	876,701	964,716	1,054,259	598,940	491,012	409,811	332,280	256,620	192,028
STATUTORY GAIN	—	(200,771)	(180,189)	(156,967)	(134,399)	(109,860)	(86,503)	(60,699)	(31,222)	1,734	38,245	489,330	491,808	493,210	500,642	510,542	514,598
CAPITAL GAINS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GAIN ON CALLS AND ROLLOVER	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS DEFAULT LOSSES	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS IMR CAPITALIZATION	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BOOK PROFIT	—	(200,771)	(180,189	(156,967)	(134,399)	(109,860)	(86,503)	(60,699)	(31,222)	1,734	38,245	489,330	491,808	493,210	500,642	510,542	514,598
INCREASE IN SURPLUS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
FEDERAL INCOME TAX	—	(56,264)	(46,585)	(38,604)	(30,329)	(21,014)	(11,432)	(859)	10,980	23,991	38,181	168,238	165,099	169,168	170,413	173,922	174,557
PROFITS RELEASED	—	(144,507)	(133,604)	(118,364)	(104,070)	(88,846)	(75,072)	(59,841)	(42,202)	(22,257)	64	321,093	326,710	326,042	330,229	336,620	340,041
STATUTORY RESERVE (GA) (Canada=GAAP)	—	1,697	44,786	137,301	275,581	455,456	674,407	930,041	1,219,446	1,539,868	1,888,211	2,270,065	2,595,399	2,842,037	3,010,989	3,102,485	3,123,562
RESERVE FINANCING	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL LIABILITY (GA)	—	1,697	44,786	137,301	275,581	455,456	674,407	930,041	1,219,446	1,539,868	1,888,211	2,270,065	2,595,399	2,842,037	3,010,989	3,102,485	3,123,562
SEPARATE ACCOUNT LIABILITY	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TAX RESERVE (GA)	—	(38,321)	(42,320)	3,523	94,059	224,114	389,224	586,611	813,423	1,067,033	1,344,532	1,735,037	2,080,469	2,342,693	2,525,393	2,630,511	2,667,451
INTEREST MAINTENANCE RESERVE	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
POLICIES IN FORCE (UNSCALED)	—	176,502	325,856	466,403	604,195	742,393	884,955	1,033,160	1,188,303	1,351,747	1,524,960	1,337,927	1,215,630	1,121,626	1,044,601	979,013	919,285
INSURANCE IN FORCE (NET)	—	7,875,822	14,810,402	21,495,369	28,156,663	34,920,372	41,967,737	49,354,757	57,136,816	65,379,333	74,149,576	67,647,445	63,447,349	60,273,708	57,759,208	55,688,557	54,190,389
CASH VALUE IN FORCE	—	2,122	6,058	9,816	13,515	17,232	21,034	24,984	29,116	33,461	38,062	38,384	35,136	32,497	30,274	28,332	26,591
ECONOMIC RESERVE (Canada=GAAP)	—	(281,506)	(531,711)	(739,215)	(909,981)	(1,048,685)	(1,162,659)	(1,254,918)	(1,327,629)	(1,382,654)	(1,421,961)	(857,313)	(337,777)	110,002	494,479	821,306	1,095,873
EXCESS RESERVE (STAT LESS ECON)	—	283,203	576,498	876,516	1,185,562	1,504,141	1,837,066	2,184,958	2,547,075	2,922,522	3,310,172	3,127,378	2,933,176	2,732,035	2,516,510	2,281,178	2,027,688
EXCESS RESERVE (STAT less ECON Floored at Zero)	—	1,697	44,786	137,301	275,581	455,456	672,030	907,961	1,155,762	1,412,639	1,675,104	1,947,666	2,138,890	2,228,580	2,220,417	2,115,876	1,930,827
GROSS DEFERRED PREMIUMS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
NET DEFERRED PREMIUMS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PV AT 9.00% PROFITS RELEASED	—	(132,576)	(245,027)	(336,426)	(410,151)	(467,895)	(512,658)	(545,393)	(566,572)	(576,820)	(576,793)	(452,359)	(336,203)	(229,855)	(131,035)	(38,620)	47,026
PV AT 11.00% PROFITS RELEASED	—	(130,187)	(238,623)	(325,169)	(393,723)	(446,449)	(486,585)	(515,408)	(533,721)	(542,421)	(542,399)	(440,522)	(347,135)	(263,174)	(186,563)	(116,208)	(52,181)
PV AT 13.00% PROFITS RELEASED	—	(127,883)	(232,514)	(314,546)	(378,374)	(426,596)	(462,654)	(488,090)	(503,965)	(511,374)	(511,355)	(427,647)	(352,273)	(285,707)	(226,042)	(172,220)	(124,105)
PV AT 9.00% BOOK PROFITS	9.0%	(184,194)	(335,855)	(457,063)	(552,274)	(623,675)	(675,254)	(708,459)	(724,128)	(723,330)	(707,175)	(517,543)	(342,688)	(181,814)	(31,998)	108,165	237,776
PV AT 11.00% BOOK PROFITS	11.0%	(180,875)	(327,120)	(441,893)	(530,426)	(595,622)	(641,871)	(671,107)	(684,655)	(683,977)	(670,508)	(515,252)	(374,673)	(247,664)	(131,518)	(24,812)	72,083
PV AT 13.00% BOOK PROFITS	13.0%	(177,674)	(318,788)	(427,574)	(510,003)	(569,631)	(611,180)	(636,981)	(648,725)	(648,148)	(636,882)	(509,314)	(395,851)	(295,155)	(204,701)	(123,070)	(50,256)
PV AT 9.00% FEDERAL INCOME TAX	9.0%	(51,618)	(90,828)	(120,637)	(142,123)	(155,780)	(162,597)	(163,066)	(157,556)	(146,510)	(130,382)	(65,184)	(6,486)	48,041	99,037	146,785	190,750
PV AT 11.00% FEDERAL INCOME TAX	11.0%	(50,688)	(88,498)	(116,724)	(136,703)	(149,174)	(155,285)	(155,699)	(150,934)	(141,556)	(128,109)	(74,730)	(27,538)	15,510	55,045	91,396	124,263
PV AT 13.00% FEDERAL INCOME TAX	13.0%	(49,791)	(86,274)	(113,028)	(131,629)	(143,035)	(148,526)	(148,891)	(144,761)	(136,774)	(125,527)	(81,667)	(43,578)	(9,448)	21,341	49,150	73,849
Tax Reserve before unamort DAC	—	(31,946)	(20,064)	49,217	169,606	335,025	540,314	782,112	1,057,024	1,361,905	1,693,356	2,127,455	2,499,508	2,775,614	2,962,021	3,062,769	3,089,346
Capital (Based on 300% RBC (i=5.70%))	—	15,239)	33,622	52,623	72,856	94,545	118,023	143,415	170,776	200,182	231,712	234,855	233,330	232,414	230,874	228,122	224,441
Capital: After-Tax int less change (i=5.70%)	—	(15,239)	(17,819)	(17,755)	(18,283)	(18,990)	(19,975)	(21,019)	(22,048)	(23,079)	(24,114)	5,443	10,226	9,561	10,151	11,307	12,133
PV's -- Primerica Term			9.00%	11.00%	13.00%	15.00%	20.00%
PV PRE-TAX BOOK PROFIT			944,817	567,331	298,643	107,076	(164,290)
PV FEDERAL INCOME TAX			(426,686)	(289,729)	(190,537)	(118,343)	(11,491)
PV Capital: After-Tax int less change (i=5.70%) less Init Cap			(67,799)	(73,755)	(75,480)	(74,795)	(68,537)
PV After-Tax, After Cost of Capital			450,332	203,847	32,626	(86,063)	(244,318)

Milliman

017CIG01\15\0906	Puck(Rev) @06/30/09 - Baseline: Inforce External Res Financing@0.0% (Preliminary)												10/21/09
From PUCK0906B.XLS	Line of Business Projection												06:01 PM
Baseline Production
Future Business - 10 Years of New Business (000)	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035	2036	2037	2038	2039
Primerica Term
GROSS PREMIUMS	992,388	958,794	926,761	895,091	869,045	842,321	814,233	785,027	755,289	724,483	694,620	665,298	636,497	605,926
REINSURANCE PREMIUMS (NET OF ALLOWANCES)	(532,493)	(557,392)	(582,778)	(607,560)	(602,256)	(592,554)	(577,867)	(556,565)	(528,867)	(500,207)	(464,868)	(422,051)	(370,855)	(298,853)
GROSS INVESTMENT INCOME PLUS FEE INCOME	186,044	181,087	171,775	157,907	139,851	120,494	100,323	79,838	59,591	40,303	22,607	8,005	(2,394)	(6,678)
ACCRUAL OF DISCOUNT	—	—	—	—	—	—	—	—	—	—	—	—	—	—
AMORTIZATION OF IMR	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INVESTMENT EXPENSE	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INCOME LOST ON DEFAULTS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL INCOME	645,939	582,489	515,758	445,437	406,640	370,261	336,689	308,300	286,012	264,579	252,358	251,252	263,248	300,395
NET SURRENDERS	—	—	—	—	—	—	—	—	—	—	—	—	—	1,277
HEALTH BENEFITS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
DIRECT DEATH BENEFITS	549,274	578,832	609,340	639,938	664,491	681,864	695,257	703,774	707,345	700,712	688,735	672,098	649,452	603,379
REINSURANCE DEATH BENEFITS	(451,225)	(467,812)	(484,840)	(501,571)	(499,606)	(490,885)	(478,475)	(461,441)	(439,534)	(414,181)	(386,233)	(352,228)	(311,442)	(261,694)
ACQUISITION EXPENSES	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTHER EXPENSES	71,546	69,449	67,538	65,727	63,918	61,902	59,763	57,482	55,067	52,700	50,438	48,087	45,624	42,894
NET COMMISSIONS	9,569	7,381	5,100	2,634	—	—	—	—	—	—	—	—	—	—
COST OF FINANCING	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INCREASE IN LOADING	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INCREASE IN RESERVES	(53,370)	(130,011)	(210,283)	(295,358)	(319,043)	(335,360)	(343,788)	(342,672)	(329,123)	(306,347)	(255,412)	(185,799)	(94,770)	37,332
INCR IN RESERVE FINANCING LIABILITY	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL DISBURSEMENTS	125,795	57,839	(13,145)	(88,631)	(90,240)	(82,478)	(67,242)	(42,856)	(6,244)	32,885	97,529	182,158	288,865	423,188
STATUTORY GAIN	520,144	524,650	528,903	534,069	496,880	452,740	403,930	351,156	292,257	231,694	154,830	69,094	(25,617)	(122,793)
CAPITAL GAINS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GAIN ON CALLS AND ROLLOVER	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS DEFAULT LOSSES	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS IMR CAPITALIZATION	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BOOK PROFIT	520,144	524,650	528,903	534,069	496,880	452,740	403,930	351,156	292,257	231,694	154,830	69,094	(25,617)	(122,793)
INCREASE IN SURPLUS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
FEDERAL INCOME TAX	175,594	176,424	177,407	179,024	167,121	152,448	135,876	117,803	97,535	76,546	49,971	20,341	(12,370)	(43,863)
PROFITS RELEASED	344,550	348,227	351,496	355,045	329,758	300,292	268,054	233,353	194,722	155,149	104,859	48,753	(13,247)	(78,930)
STATUTORY RESERVE (GA) (Canada=GAAP)	3,070,192	2,940,180	2,729,897	2,434,538	2,115,495	1,780,135	1,436,347	1,093,676	764,553	458,206	202,795	16,995	(77,775)	(40,443)
RESERVE FINANCING	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL LIABILITY (GA)	3,070,192	2,940,180	2,729,897	2,434,538	2,115,495	1,780,135	1,436,347	1,093,676	764,553	458,206	202,795	16,995	(77,775)	(40,443)
SEPARATE ACCOUNT LIABILITY	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TAX RESERVE (GA)	2,632,527	2,523,099	2,334,842	2,062,056	1,762,403	1,444,218	1,116,143	788,047	472,509	179,154	(64,202)	(239,025)	(324,069)	(284,207)
INTEREST MAINTENANCE RESERVE	—	—	—	—	—	—	—	—	—	—	—	—	—	—
POLICIES IN FORCE (UNSCALED)	866,154	818,273	774,374	733,053	691,844	651,026	610,141	568,931	527,312	491,149	455,183	418,967	382,247	325,504
INSURANCE IN FORCE (NET)	52,878,891	51,737,194	50,738,940	49,842,996	49,253,923	48,585,599	47,788,710	46,920,603	46,032,503	44,320,455	42,781,710	41,287,209	39,832,045	36,813,806
CASH VALUE IN FORCE	24,960	23,438	22,004	20,616	20,229	19,862	19,516	19,167	18,823	19,009	19,350	19,841	20,450	19,672
ECONOMIC RESERVE (Canada=GAAP)	1,318,759	1,489,742	1,607,210	1,668,825	1,698,435	1,695,460	1,662,308	1,602,721	1,519,988	1,418,842	1,308,112	1,193,845	1,083,120	985,562
EXCESS RESERVE (STAT LESS ECON)	1,751,433	1,450,438	1,122,687	765,714	417,060	84,675	(225,960)	(509,045)	(755,435)	(960,636)	(1,105,317)	(1,176,850)	(1,160,894)	(1,026,004)
EXCESS RESERVE (STAT less ECON Floored at Zero)	1,695,517	1,421,530	1,110,281	759,304	410,180	77,290	(233,888)	(517,555)	(761,428)	(967,109)	(1,112,308)	(1,184,400)	(1,176,626)	(1,034,113)
GROSS DEFERRED PREMIUMS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
NET DEFERRED PREMIUMS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PV AT 9.00% PROFITS RELEASED	126,642	200,464	268,826	332,177	386,158	431,257	468,190	497,686	520,268	536,775	547,010	551,375	550,287	544,338
PV AT 11.00% PROFITS RELEASED	6,266	59,483	107,876	151,914	188,762	218,992	243,302	262,368	276,701	286,990	293,254	295,878	295,236	291,788
PV AT 13.00% PROFITS RELEASED	(80,962)	(42,374)	(7,905)	22,907	48,232	68,641	84,763	97,183	106,355	112,822	116,690	118,281	117,899	115,881
PV AT 9.00% BOOK PROFITS	357,968	469,190	572,056	667,351	748,689	816,682	872,336	916,724	950,617	975,267	990,380	996,567	994,462	985,207
PV AT 11.00% BOOK PROFITS	160,316	240,494	313,312	379,555	435,077	480,654	517,288	545,979	567,491	582,856	592,106	595,824	594,582	589,218
PV AT 13.00% BOOK PROFITS	14,875	73,013	124,879	171,227	209,386	240,156	264,450	283,141	296,906	306,564	312,275	314,531	313,791	310,652
PV AT 9.00% FEDERAL INCOME TAX	231,326	268,726	303,230	335,173	362,531	385,426	404,147	419,038	430,349	438,493	443,370	445,192	444,175	440,869
PV AT 11.00% FEDERAL INCOME TAX	154,050	181,011	205,436	227,641	246,316	261,662	273,985	283,611	290,790	295,866	298,851	299,946	299,346	297,430
PV AT 13.00% FEDERAL INCOME TAX	95,837	115,386	132,784	148,320	161,154	171,515	179,687	185,958	190,552	193,742	195,586	196,250	195,892	194,771
Tax Reserve before unamort DAC	3,039,659	2,912,620	2,705,459	2,414,026	2,098,114	1,765,558	1,424,466	1,084,420	757,798	453,754	200,334	16,058	(77,833)	(45,640)
Capital (Based on 300% RBC (i=5.70%))	219,013	211,628	202,089	190,128	178,175	165,588	152,503	139,294	126,438	113,169	101,715	92,454	86,026	81,518
Capital: After-Tax int less change (i=5.70%)	13,743	15,500	17,380	19,448	18,997	19,188	19,221	18,859	18,017	17,954	15,647	13,029	9,853	7,696
PV's -- Primerica Term
PV PRE-TAX BOOK PROFIT
PV FEDERAL INCOME TAX
PV Capital: After-Tax int less change (i=5.70%) less Init Cap
PV After-Tax, After Cost of Capital

Milliman

017CIG01\15\0906	Puck(Rev) @06/30/09 - Baseline: Inforce External Res Financing@0.0% (Preliminary)										10/21/09
From PUCK0906B.XLS	Line of Business Projection										06:01 PM
Baseline Production
Future Business - 10 Years of New Business (000)	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
Primerica Waiver of Premium
GROSS PREMIUMS	—	2,193	5,669	8,911	12,102	15,322	18,645	22,126	25,795	29,683	33,827	33,738	31,209	29,386	27,936	26,723	25,710
REINSURANCE PREMIUMS (NET OF ALLOWANCES:	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GROSS INVESTMENT INCOME PLUS FEE INCOME	—	16	40	63	86	109	133	158	184	211	241	240	222	209	199	190	183
ACCRUAL OF DISCOUNT	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
AMORTIZATION OF IMR	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INVESTMENT EXPENSE	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INCOME LOST ON DEFAULTS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL INCOME	—	2,209	5,710	8,975	12,188	15,431	18,778	22,284	25,979	29,894	34,068	33,979	31,431	29,595	28,135	26,913	25,893
NET SURRENDERS	—	1,601	4,139	6,505	8,835	11,185	13,611	16,152	18,830	21,668	24,694	24,629	22,783	21,452	20,393	19,508	18,768
HEALTH BENEFITS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
DIRECT DEATH BENEFITS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
REINSURANCE DEATH BENEFITS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
ACQUISITION EXPENSES	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTHER EXPENSES	—	44	113	178	242	306	373	443	516	594	677	675	624	588	559	534	514
NET COMMISSIONS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
COST OF FINANCING	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INCREASE IN LOADING	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INCREASE IN RESERVES	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INCR IN RESERVE FINANCING LIABILITY	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL DISBURSEMENTS	—	1,645	4,252	6,683	9,077	11,491	13,984	16,595	19,346	22,262	25,370	25,304	23,407	22,039	20,952	20,042	19,283
STATUTORY GAIN	—	564	1,458	2,291	3,112	3,940	4,794	5,689	6,632	7,632	8,698	8,675	8,025	7,556	7,183	6,871	6,611
CAPITAL GAINS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GAIN ON CALLS AND ROLLOVER	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS DEFAULT LOSSES	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS IMR CAPITALIZATION	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BOOK PROFIT	—	564	1,458	2,291	3,112	3,940	4,794	5,689	6,632	7,632	8,698	8,675	8,025	7,556	7,183	6,871	6,611
INCREASE IN SURPLUS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
FEDERAL INCOME TAX	—	254	649	1,009	1,354	1,693	2,036	2,388	2,753	3,133	3,532	3,433	3,061	2,785	2,567	2,388	2,245
PROFITS RELEASED	—	310	808	1,282	1,758	2,246	2,758	3,301	3,880	4,499	5,166	5,242	4,964	4,770	4,616	4,483	4,366
STATUTORY RESERVE (GA) (Canada=GAAP)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
RESERVE FINANCING	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL LIABILITY (GA)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
SEPARATE ACCOUNT LIABILITY	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TAX RESERVE (GA)	—	(160)	(558)	(1,150)	(1,906)	(2,804)	(3,828)	(4,962)	(6,195)	(7,513)	(8,906)	(10,041)	(10,761)	(11,163)	(11,314)	(11,267)	(11,071)
INTEREST MAINTENANCE RESERVE	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
POLICIES IN FORCE (UNSCALED)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INSURANCE IN FORCE (NET)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
CASH VALUE IN FORCE	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
ECONOMIC RESERVE (Canada=GAAP)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
EXCESS RESERVE (STAT LESS ECON)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
EXCESS RESERVE (STAT less ECON Floored at Zero)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GROSS DEFERRED PREMIUMS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
NET DEFERRED PREMIUMS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PV AT 9.00% PROFITS RELEASED	—	285	965	1,955	3,201	4,661	6,305	8,111	10,058	12,130	14,312	16,343	18,108	19,664	21,045	22,276	23,376
PV AT 11.00% PROFITS RELEASED	—	280	936	1,873	3,031	4,364	5,839	7,429	9,112	10,871	12,691	14,354	15,773	17,001	18,072	19,009	19,831
PV AT 13.00% PROFITS RELEASED	—	275	908	1,796	2,875	4,094	5,419	6,822	8,281	9,779	11,301	12,667	13,812	14,786	15,620	16,337	16,955
PV AT 9.00% BOOK PROFITS	9.0%	517	1,744	3,514	5,718	8,279	11,137	14,249	17,578	21,092	24,766	28,128	30,981	33,446	35,595	37,481	39,146
PV AT 11.00% BOOK PROFITS	11.0%	508	1,691	3,367	5,416	7,754	10,318	13,058	15,936	18,919	21,983	24,735	27,029	28,975	30,641	32,077	33,322
PV AT 13.00% BOOK PROFITS	13.0%	499	1,641	3,229	5,137	7,275	9,578	11,997	14,491	17,032	19,594	21,856	23,707	25,250	26,548	27,646	28,582
PV AT 9.00% FEDERAL INCOME TAX	9.0%	233	779	1,558	2,517	3,618	4,832	6,139	7,520	8,962	10,454	11,785	12,873	13,782	14,550	15,205	15,771
PV AT 11.00% FEDERAL INCOME TAX	11.0%	228	756	1,493	2,385	3,390	4,479	5,629	6,823	8,048	9,292	10,381	11,256	11,973	12,569	13,068	13,491
PV AT 13.00% FEDERAL INCOME TAX	13.0%	224	733	1,432	2,263	3,182	4,160	5,175	6,210	7,253	8,294	9,189	9,895	10,463	10,927	11,309	11,627
Tax Reserve before unamort DAC	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Capital (Based on 300% RBC (i=5.70%))	—	132	340	535	726	919	1,119	1,328	1,548	1,781	2,030	2,024	1,873	1,763	1,676	1,603	1,543
Capital: After-Tax int less change (i=5.70%)	—	(132)	(204)	(182)	(172)	(166)	(165)	(167)	(171)	(176)	(183)	81	227	179	152	135	120
PRE-TAX BOOK PROFIT		564	1,458	2,291	3,112	3,940	4,794	5,689	6,632	7,632	8,698	8,675	8,025	7,556	7,183	6,871	6,611
FEDERAL INCOME TAX		(254)	(649)	(1,009)	(1,354)	(1,693)	(2,036)	(2,388)	(2,753)	(3,133)	(3,532)	(3,433)	(3,061)	(2,785)	(2,567)	(2,388)	(2,245)
PV's -- Primerica Waiver of Premium			9.00%	11.00%	13.00%	15.00%	20.00%
PV PRE-TAX BOOK PROFIT			50,681	41,001	33,767	28,243	19,094
PV FEDERAL INCOME TAX			(19,486)	(15,977)	(13,312)	(11,248)	(7,761)
PV Capital: After-Tax int less change (i=5.70%) less Init Cap			(574)	(628)	(648)	(647)	(605)
PV After-Tax, After Cost of Capital			30,621	24,396	19,808	16,348	10,728

Milliman

017CIG01\15\0906	Puck(Rev) @06/30/09 - Baseline: Inforce External Res Financing@0.0% (Preliminary)
From PUCK0906B.XLS	Line of Business Projection											10/21/09
Baseline Production												06:01 PM
Future Business -10 Years of New Business (000)	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035	2036	2037	2038	2039
Primerica Waiver of Premium
GROSS PREMIUMS	24,810	23,970	23,169	22,377	21,726	21,058	20,356	19,626	18,882	18,112	17,365	16,632	15,912	15,148
REINSURANCE PREMIUMS (NET OF ALLOWANCES:	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GROSS INVESTMENT INCOME PLUS FEE INCOME	177	171	165	159	155	150	145	140	135	129	124	119	113	108
ACCRUAL OF DISCOUNT	—	—	—	—	—	—	—	—	—	—	—	—	—	—
AMORTIZATION OF IMR	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INVESTMENT EXPENSE	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INCOME LOST ON DEFAULTS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL INCOME	24,986	24,141	23,334	22,537	21,881	21,208	20,501	19,765	19,017	18,241	17,489	16,751	16,026	15,256
NET SURRENDERS	18,111	17,498	16,913	16,335	15,860	15,372	14,860	14,327	13,784	13,222	12,677	12,142	11,616	11,058
HEALTH BENEFITS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
DIRECT DEATH BENEFITS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
REINSURANCE DEATH BENEFITS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
ACQUISITION EXPENSES	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTHER EXPENSES	496	479	463	448	435	421	407	393	378	362	347	333	318	303
NET COMMISSIONS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
COST OF FINANCING	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INCREASE IN LOADING	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INCREASE IN RESERVES	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INCR IN RESERVE FINANCING LIABILITY	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL DISBURSEMENTS	18,607	17,977	17,377	16,783	16,295	15,794	15,267	14,719	14,162	13,584	13,024	12,474	11,934	11,361
STATUTORY GAIN	6,379	6,163	5,957	5,754	5,586	5,415	5,234	5,046	4,855	4,657	4,465	4,277	4,091	3,895
CAPITAL GAINS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GAIN ON CALLS AND ROLLOVER	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS DEFAULT LOSSES	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS IMR CAPITALIZATION	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BOOK PROFIT	6,379	6,163	5,957	5,754	5,586	5,415	5,234	5,046	4,855	4,657	4,465	4,277	4,091	3,895
INCREASE IN SURPLUS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
FEDERAL INCOME TAX	2,127	2,027	1,945	1,876	1,832	1,784	1,727	1,665	1,600	1,531	1,464	1,398	1,334	1,264
PROFITS RELEASED	4,253	4,136	4,013	3,877	3,754	3,631	3,507	3,381	3,255	3,126	3,001	2,879	2,758	2,631
STATUTORY RESERVE (GA) (Canada=GAAP)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
RESERVE FINANCING	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL LIABILITY (GA)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
SEPARATE ACCOUNT LIABILITY	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TAX RESERVE (GA)	(10,767)	(10,396)	(9,996)	(9,603)	(9,251)	(8,932)	(8,633)	(8,345)	(8,062)	(7,779)	(7,496)	(7,214)	(6,933)	(6,648)
INTEREST MAINTENANCE RESERVE	—	—	—	—	—	—	—	—	—	—	—	—	—	—
POLICIES IN FORCE (UNSCALED)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INSURANCE IN FORCE (NET)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
CASH VALUE IN FORCE	—	—	—	—	—	—	—	—	—	—	—	—	—	—
ECONOMIC RESERVE (Canada=GAAP)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
EXCESS RESERVE (STAT LESS ECON)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
EXCESS RESERVE (STAT less ECON Floored at Zero)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GROSS DEFERRED PREMIUMS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
NET DEFERRED PREMIUMS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PV AT 9.00% PROFITS RELEASED	24,358	25,235	26,016	26,707	27,322	27,867	28,350	28,778	29,155	29,488	29,781	30,039	30,265	30,463
PV AT 11.00% PROFITS RELEASED	20,552	21,185	21,737	22,218	22,637	23,003	23,321	23,597	23,837	24,044	24,223	24,378	24,512	24,627
PV AT 13.00% PROFITS RELEASED	17,487	17,946	18,339	18,676	18,964	19,211	19,422	19,602	19,755	19,885	19,996	20,090	20,170	20,237
PV AT 9.00% BOOK PROFITS	40,621	41,927	43,086	44,112	45,027	45,840	46,561	47,199	47,762	48,258	48,693	49,076	49,412	49,706
PV AT 11.00% BOOK PROFITS	34,404	35,346	36,166	36,880	37,504	38,049	38,524	38,936	39,293	39,602	39,869	40,099	40,298	40,468
PV AT 13.00% BOOK PROFITS	29,380	30,063	30,648	31,147	31,576	31,944	32,259	32,527	32,756	32,950	33,115	33,254	33,373	33,472
PV AT 9.00% FEDERAL INCOME TAX	16,262	16,692	17,070	17,405	17,705	17,973	18,211	18,421	18,607	18,770	18,913	19,038	19,147	19,243
PV AT 11.00% FEDERAL INCOME TAX	13,852	14,161	14,429	14,662	14,867	15,046	15,203	15,339	15,457	15,558	15,646	15,721	15,785	15,841
PV AT 13.00% FEDERAL INCOME TAX	11,893	12,118	12,308	12,471	12,612	12,733	12,837	12,926	13,001	13,065	13,119	13,164	13,203	13,235
Tax Reserve before unamort DAC	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Capital (Based on 300% RBC (i=5.70%))	1,489	1,438	1,390	1,343	1,304	1,263	1,221	1,178	1,133	1,087	1,042	998	955	909
Capital: After-Tax int less change (i=5.70%)	111	106	101	99	89	88	89	89	88	88	85	83	80	81
PRE-TAX BOOK PROFIT	6,379	6,163	5,957	5,754	5,586	5,415	5,234	5,046	4,855	4,657	4,465	4,277	4,091	3,895
FEDERAL INCOME TAX	(2,127)	(2,027)	(1,945)	(1,876)	(1,832)	(1,784)	(1,727)	(1,665)	(1,600)	(1,531)	(1,464)	(1,398)	(1,334)	(1,264)
PV's -- Primerica Waiver of Premium
PV PRE-TAX BOOK PROFIT
PV FEDERAL INCOME TAX
PV Capital: After-Tax int less change (i=5.70%) less Init Cap
PV After-Tax, After Cost of Capital

Milliman

017CIG01\15\0906			Puck(Rev) @06/30/09 - Baseline: Inforce External Res Financing@0.0% (Preliminary)								10/21/09
From PUCK0906B.XLS			Line of Business Projection								06:01 PM
Baseline Production
Future Business - 10 Years of New Business (000)	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
Primerica Retained Asset Account
GROSS PREMIUMS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
REINSURANCE PREMIUMS (NET OF ALLOWANCES:	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GROSS INVESTMENT INCOME PLUS FEE INCOME	—	178	646	1,238	1,883	2,617	3,446	4,377	5,420	6,586	7,893	8,982	9,605	10,111	10,676	11,253	11,874
ACCRUAL OF DISCOUNT	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
AMORTIZATION OF IMR	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INVESTMENT EXPENSE	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INCOME LOST ON DEFAULTS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL INCOME	—	178	646	1,238	1,883	2,617	3,446	4,377	5,420	6,586	7,893	8,982	9,605	10,111	10,676	11,253	11,874
NET SURRENDERS	—	(6,253)	(10,171)	(10,305)	(11,606)	(12,963)	(14,379)	(15,947)	(17,628)	(19,496)	(21,705)	(10,884)	(4,285)	(6,123)	(6,058)	(6,071)	(7,174)
HEALTH BENEFITS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
DIRECT DEATH BENEFITS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
REINSURANCE DEATH BENEFITS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
ACQUISITION EXPENSES	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTHER EXPENSES	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
NET COMMISSIONS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
COST OF FINANCING	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INCREASE IN LOADING	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INCREASE IN RESERVES	—	6,253	10,309	10,670	12,205	13,830	15,550	17,461	19,526	21,824	24,512	14,231	7,945	9,958	10,112	10,347	11,678
INCR IN RESERVE FINANCING LIABILITY	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL DISBURSEMENTS	—	—	138	364	599	868	1,172	1,514	1,898	2,328	2,808	3,347	3,660	3,835	4,054	4,277	4,504
STATUTORY GAIN	—	178	509	873	1,284	1,750	2,274	2,863	3,522	4,259	5,086	5,635	5,945	6,276	6,977	6,977	7,370
CAPITAL GAINS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GAIN ON CALLS AND ROLLOVER	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS DEFAULT LOSSES	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS IMR CAPITALIZATION	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BOOK PROFIT	—	178	509	873	1,284	1,750	2,274	2,863	3,522	4,259	5,086	5,635	5,945	6,276	6,622	6,977	7,370
INCREASE IN SURPLUS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
FEDERAL INCOME TAX	—	62	178	306	449	612	796	1,002	1,233	1,491	1,780	1,972	2,081	2,196	2,318	2,442	2,580
PROFITS RELEASED	—	116	331	568	835	1,137	1,478	1,861	2,289	2,768	3,306	3,663	3,864	4,079	4,304	4,535	4,791
STATUTORY RESERVE (GA) (Canada=GAAP)	—	6,253	16,562	27,232	39,437	53,267	68,818	86,279	105,805	127,628	152,141	166,372	174,317	184,275	194,386	204,734	216,412
RESERVE FINANCING	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL LIABILITY (GA)	—	6,253	16,562	27,232	39,437	53,267	68,818	86,279	105,805	127,628	152,141	166,372	174,317	184,275	194,386	204,734	216,412
SEPARATE ACCOUNT LIABILITY	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TAX RESERVE (GA)	—	6,253	16,562	27,232	39,437	53,267	68,818	86,279	105,805	127,628	152,141	166,372	174,317	184,275	194,386	204,734	216,412
INTEREST MAINTENANCE RESERVE	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
POLICIES IN FORCE (UNSCALED)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INSURANCE IN FORCE (NET)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
CASH VALUE IN FORCE	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
ECONOMIC RESERVE (Canada=GAAP)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
EXCESS RESERVE (STAT LESS ECON)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
EXCESS RESERVE (STAT less ECON Floored at Zero)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GROSS DEFERRED PREMIUMS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
NET DEFERRED PREMIUMS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PV AT 9.00% PROFITS RELEASED	—	106	385	823	1,414	2,153	3,035	4,053	5,202	6,476	7,873	9,292	10,666	11,997	13,285	14,530	15,736
PV AT 11.00% PROFITS RELEASED	—	104	373	788	1,338	2,013	2,803	3,699	4,693	5,775	6,939	8,101	9,206	10,256	11,255	12,203	13,105
PV AT 13.00% PROFITS RELEASED	—	103	361	755	1,267	1,884	2,594	3,385	4,246	5,168	6,142	7,096	7,988	8,821	9,599	10,324	11,001
PV AT 9.00% BOOK PROFITS	9.0%	164	592	1,266	2,176	3,313	4,669	6,235	8,003	9,964	12,112	14,296	16,409	18,456	20,438	22,353	24,210
PV AT 11.00% BOOK PROFITS	11.0%	161	573	1,212	2,058	3,096	4,312	5,691	7,219	8,884	10,675	12,463	14,163	15,779	17,315	18,773	20,161
PV AT 13.00% BOOK PROFITS	13.0%	158	556	1,161	1,949	2,899	3,991	5,208	6,533	7,950	9,449	10,918	12,289	13,570	14,767	15,882	16,925
PV AT 9.00% FEDERAL INCOME TAX	9.0%	57	207	443	761	1,160	1,634	2,182	2,801	3,487	4,239	5,003	5,743	6,460	7,153	7,824	8,473
PV AT 11.00% FEDERAL INCOME TAX	11.0%	56	201	424	720	1,084	1,509	1,992	2,527	3,110	3,736	4,362	4,957	5,523	6,060	6,571	7,056
PV AT 13.00% FEDERAL INCOME TAX	13.0%	55	195	407	682	1,014	1,397	1,823	2,286	2,783	3,307	3,821	4,301	4,750	5,168	5,559	5,924
Tax Reserve before unamort DAC	—	6,253	16,562	27,232	39,437	53,267	68,818	86,279	105,805	127,628	152,141	166,372	174,317	184,275	194,386	204,734	216,412
Capital (Based on 300% RBC (i=5.70%))	—	197	522	858	1,242	1,678	2,168	2,718	3,333	4,020	4,792	5,241	5,491	5,805	6,123	6,449	6,817
Capital: After-Tax int less change (i=5.70%)	—	(197)	(317)	(317)	(353)	(390)	(428)	(470)	(514)	(564)	(623)	(271)	(56)	(110)	(103)	(99)	(129)
PV’s -- Primerica Retained Asset Account			9.00%	11.00%	13.00%	15.00%	20.00%
PV PRE-TAX BOOK PROFIT			44,912	33,643	25,846	20,310	12,078
PV FEDERAL INCOME TAX			(15,719)	(11,775)	(9,046)	(7,108)	(4,227)
PV Capital. After-Tax int less change (i=5.70%) less Init Cap			(2,010)	(2,048)	(1,979)	(1,864)	(1,545)
PV After-Tax, After Cost of Capital			27,183	19,819	14,821	11,337	6,306

Milliman

017CIG01\15\0906	Puck(Rev) @06/30/09 - Baseline: Inforce External Res Financing@0.0% (Preliminary)												10/21/09
From PUCK0906B.XLS	Line of Business Projection												06:01 PM
Baseline Production
Future Business - 10 Years of New Business (000)	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035	2036	2037	2038	2039
Primerica Retained Asset Account
GROSS PREMIUMS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
REINSURANCE PREMIUMS (NET OF ALLOWANCES)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GROSS INVESTMENT INCOME PLUS FEE INCOME	12,545	13,235	13,942	14,656	15,302	15,796	16,160	16,421	16,566	16,536	16,328	16,004	15,553	14,775
ACCRUAL OF DISCOUNT	—	—	—	—	—	—	—	—	—	—	—	—	—	—
AMORTIZATION OF IMR	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INVESTMENT EXPENSE	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INCOME LOST ON DEFAULTS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL INCOME	12,545	13,235	13,942	14,656	15,302	15,796	16,160	16,421	16,566	16,536	16,328	16,004	15,553	14,775
NET SURRENDERS	(7,348)	(7,350)	(7,391)	(7,073)	(4,423)	(1,210)	602	2,751	4,900	9,039	11,205	13,041	15,395	24,266
HEALTH BENEFITS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
DIRECT DEATH BENEFITS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
REINSURANCE DEATH BENEFITS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
ACQUISITION EXPENSES	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTHER EXPENSES	—	—	—	—	—	—	—	—	—	—	—	—	—	—
NET COMMISSIONS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
COST OF FINANCING	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INCREASE IN LOADING	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INCREASE IN RESERVES	12,109	12,378	12,691	12,652	10,281	7,293	5,642	3,617	1,548	(2,558)	(4,780)	(6,720)	(9,222)	(18,296)
INCR IN RESERVE FINANCING LIABILITY	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL DISBURSEMENTS	4,761	5,027	5,300	5,579	5,857	6,083	6,244	6,368	6,448	6,482	6,425	6,320	6,172	5,970
STATUTORY GAIN	7,784	8,208	8,642	9,077	9,445	9,713	9,916	10,053	10,118	10,054	9,903	9,683	9,381	8,805
CAPITAL GAINS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GAIN ON CALLS AND ROLLOVER	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS DEFAULT LOSSES	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS IMR CAPITALIZATION	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BOOK PROFIT	7,784	8,208	8,642	9,077	9,445	9,713	9,916	10,053	10,118	10,054	9,903	9,683	9,381	8,805
INCREASE IN SURPLUS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
FEDERAL INCOME TAX	2,724	2,873	3,025	3,177	3,306	3,399	3,471	3,518	3,541	3,519	3,466	3,389	3,283	3,082
PROFITS RELEASED	5,059	5,335	5,617	5,900	6,139	6,313	6,446	6,534	6,577	6,535	6,437	6,294	6,098	5,724
STATUTORY RESERVE (GA) (Canada=GAAP)	228,521	240,899	253,589	266,241	276,522	283,815	289,457	293,074	294,622	292,064	287,285	280,564	271,342	253,046
RESERVE FINANCING	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL LIABILITY (GA)	228,521	240,899	253,589	266,241	276,522	283,815	289,457	293,074	294,622	292,064	287,285	280,564	271,342	253,046
SEPARATE ACCOUNT LIABILITY	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TAX RESERVE (GA)	228,521	240,899	253,589	266,241	276,522	283,815	289,457	293,074	294,622	292,064	287,285	280,564	271,342	253,046
INTEREST MAINTENANCE RESERVE	—	—	—	—	—	—	—	—	—	—	—	—	—	—
POLICIES IN FORCE (UNSCALED)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INSURANCE IN FORCE (NET)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
CASH VALUE IN FORCE	—	—	—	—	—	—	—	—	—	—	—	—	—	—
ECONOMIC RESERVE (Canada=GAAP)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
EXCESS RESERVE (STAT LESS ECON)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
EXCESS RESERVE (STAT less ECON Floored at Zero)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GROSS DEFERRED PREMIUMS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
NET DEFERRED PREMIUMS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PV AT 9.00% PROFITS RELEASED	16,905	18,036	19,129	20,182	21,187	22,135	23,023	23,849	24,611	25,307	25,935	26,499	27,000	27,431
PV AT 11.00% PROFITS RELEASED	13,963	14,778	15,552	16,283	16,969	17,605	18,189	18,723	19,207	19,641	20,025	20,364	20,660	20,910
PV AT 13.00% PROFITS RELEASED	11,635	12,226	12,777	13,289	13,761	14,190	14,577	14,925	15,235	15,507	15,745	15,950	16,126	16,273
PV AT 9.00% BOOK PROFITS	26,008	27,748	29,429	31,049	32,595	34,053	35,420	36,690	37,864	38,933	39,900	40,767	41,538	42,202
PV AT 11.00% BOOK PROFITS	21,481	22,736	23,925	25,051	26,107	27,084	27,984	28,805	29,550	30,217	30,808	31,329	31,784	32,169
PV AT 13.00% BOOK PROFITS	17,900	18,810	19,657	20,445	21,170	21,830	22,427	22,962	23,438	23,857	24,223	24,539	24,810	25,035
PV AT 9.00% FEDERAL INCOME TAX	9,103	9,712	10,300	10,867	11,408	11,919	12,397	12,842	13,252	13,627	13,965	14,269	14,538	14,771
PV AT 11.00% FEDERAL INCOME TAX	7,518	7,957	8,374	8,768	9,137	9,480	9,794	10,082	10,342	10,576	10,783	10,965	11,125	11,259
PVAT 13.00% FEDERAL INCOME TAX	6,265	6,583	6,880	7,156	7,410	7,641	7,849	8,037	8,203	8,350	8,478	8,589	8,683	8,762
Tax Reserve before unamort DAC	228,521	240,899	253,589	266,241	276,522	283,815	289,457	293,074	294,622	292,064	287,285	280,564	271,342	253,046
Capital (Based on 300% RBC (i=5.70%))	7,198	7,588	7,988	8,387	8,710	8,940	9,118	9,232	9,281	9,200	9,049	8,838	8,547	7,971
Capital: After-Tax int less change (i=5.70%)	(129)	(123)	(119)	(103)	(13)	93	154	224	293	424	491	547	618	893
PV's -- Primerica Retained Asset Account
PV PRE-TAX BOOK PROFIT
PV FEDERAL INCOME TAX
PV Capital: After-Tax int less change (i=5.70%) less Init Cap
PV After-Tax. After Cost of Capital

Milliman

017CIG0l\l5\0906	Puck(Rev) @06/30/09 - Baseline: Inforce External Res Financing@0.0% (Preliminary)												10/21/09
From PUCK0906B.XLS	Line of Business Projection												06:01 PM
Baseline Production
Future Business - 10 Years of New Business (000)	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035	2036	2037	2038	2039
Total Future Business - Primerica
GROSS PREMIUMS	1,017,198	982,764	949,930	917,468	890,771	863,379	834,589	804,652	774,171	742,595	711,985	681,930	652,409	621,074
REINSURANCE PREMIUMS (NET OF ALLOWANCES)	(532,493)	(557,392)	(582,778)	(607,560)	(602,256)	(592,554)	(577,867)	(556,565)	(528,867)	(500,207)	(464,868)	(422,051)	(370,855)	(298,853)
GROSS INVESTMENT INCOME PLUS FEE INCOME	198,766	194,493	185,882	172,723	155,308	136,441	116,628	96,399	76,291	56,968	39,059	24,127	13,273	8,204
ACCRUAL OF DISCOUNT	—	—	—	—	—	—	—	—	—	—	—	—	—	—
AMORTIZATION OF IMR	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INVESTMENT EXPENSE	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INCOME LOST ON DEFAULTS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL INCOME	683,471	619,865	553,034	482,630	443,822	407,266	373,350	344,486	321,595	299,356	286,176	284,006	294,827	330,426
NET SURRENDERS	10,763	10,148	9,523	9,263	11,437	14,163	15,462	17,078	18,684	22,261	23,882	25,182	27,011	36,601
HEALTH BENEFITS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
DIRECT DEATH BENEFITS	549,274	578,832	609,340	639,938	664,491	681,864	695,257	703,774	707,345	700,712	688,735	672,098	649,452	603,379
REINSURANCE DEATH BENEFITS	(451,225)	(467,812)	(484,840)	(501,571)	(499,606)	(490,885)	(478,475)	(461,441)	(439,534)	(414,181)	(386,233)	(352,228)	(311,442)	(261,694)
ACQUISITION EXPENSES	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTHER EXPENSES	72,043	69,929	68,002	66,174	64,352	62,324	60,171	57,874	55,445	53,062	50,786	48,420	45,942	43,197
NET COMMISSIONS	9,569	7,381	5,100	2,634	—	—	—	—	—	—	—	—	—	—
COST OF FINANCING	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INCREASE IN LOADING	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INCREASE IN RESERVES	(41,261)	(117,634)	(197,593)	(282,707)	(308,762)	(328,067)	(338,146)	(339,055)	(327,575)	(308,905)	(260,191)	(192,520)	(103,992)	19,036
INCR IN RESERVE FINANCING LIABILITY	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL DISBURSEMENTS	149,163	80,843	9,531	(66,269)	(68,088)	(60,601)	(45,731)	(21,769)	14,365	52,950	116,978	200,953	306,972	440,519
STATUTORY GAIN	534,307	539,021	543,503	548,900	511,910	467,867	419,081	366,255	307,230	246,405	169,198	83,054	(12,145)	(110,093)
CAPITAL GAINS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GAIN ON CALLS AND ROLLOVER	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS DEFAULT LOSSES	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS IMR CAPITALIZATION	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BOOK PROFIT	534,307	539,021	543,503	548,900	511,910	467,867	419,081	366,255	307,230	246,405	169,198	83,054	(12,145)	(110,093)
INCREASE IN SURPLUS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
FEDERAL INCOME TAX	180,445	181,323	182,377	184,077	172,259	157,631	141,074	122,987	102,676	81,596	54,901	25,128	(7,753)	(39,518)
PROFITS RELEASED	353,862	357,698	361,126	364,823	339,652	310,236	278,006	243,268	204,553	164,810	114,297	57,925	(4,392)	(70,575)
STATUTORY RESERVE (GA) (Canada=GAAP)	3,298,713	3,181,079	2,983,486	2,700,780	2,392,017	2,063,950	1,725,804	1,386,750	1,059,175	750,270	490,079	297,559	193,567	212,603
RESERVE FINANCING	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL LIABILITY (GA)	3,298,713	3,181,079	2,983,486	2,700,780	2,392,017	2,063,950	1,725,804	1,386,750	1,059,175	750,270	490,079	297,559	193,567	212,603
SEPARATE ACCOUNT LIABILITY	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TAX RESERVE (GA)	2,850,281	2,753,602	2,578,436	2,318,694	2,029,674	1,719,101	1,396,967	1,072,775	759,069	463,439	215,586	34,325	(59,660)	(37,809)
INTEREST MAINTENANCE RESERVE	—	—	—	—	—	—	—	—	—	—	—	—	—	—
POLICIES IN FORCE (UNSCALED)	866,154	818,273	774,374	733,053	691,844	651,026	610,141	568,931	527,312	491,149	455,183	418,967	382,247	325,504
INSURANCE IN FORCE (NET)	52,878,891	51,737,194	50,738,940	49,842,996	49,253,923	48,585,599	47,788,710	46,920,603	46,032,503	44,320,455	42,781,710	41,287,209	39,832,045	36,813,806
CASH VALUE IN FORCE	24,960	23,438	22,004	20,616	20,229	19,862	19,516	19,167	18,823	19,009	19,350	19,841	20,450	19,672
ECONOMIC RESERVE (Canada=GAAP)	1,318,759	1,489,742	1,607,210	1,668,825	1,698,435	1,695,460	1,662,308	1,602,721	1,519,988	1,418,842	1,308,112	1,193,845	1,083,120	985,562
EXCESS RESERVE (STAT LESS ECON)	1,751,433	1,450,438	1,122,687	765,714	417,060	84,675	(225,960)	(509,045)	(755,435)	(960,636)	(1,105,317)	(1,176,850)	(1,160,894)	(1,026,004)
EXCESS RESERVE (STAT less ECON Floored at Zero)	1,695,517	1,421,530	1,110,281	759,304	410,180	77,290	(233,888)	(517,555)	(761,428)	(967,109)	(1,112,308)	(1,184,400)	(1,176,626)	(1,034,113)
GROSS DEFERRED PREMIUMS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
NET DEFERRED PREMIUMS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PV AT 9.00% PROFITS RELEASED	167,906	243,736	313,971	379,066	434,667	481,259	519,563	550,313	574,035	591,569	602,725	607,913	607,552	602,232
PV AT 11.00% PROFITS RELEASED	40,781	95,446	145,165	190,415	228,368	259,599	284,813	304,689	319,746	330,675	337,503	340,621	340,408	337,325
PV AT 13.00% PROFITS RELEASED	(51,839)	(12,202)	23,212	54,872	80,956	102,041	118,762	131,710	141,345	148,214	152,430	154,321	154,195	152,390
PV AT 9.00% BOOK PROFITS	424,596	538,866	644,571	742,512	826,311	896,576	954,317	1,000,614	1,036,242	1,062,458	1,078,973	1,086,410	1,085,413	1,077,115
PV AT 11.00% BOOK PROFITS	216,201	298,576	373,404	441,486	498,688	545,788	583,795	613,720	636,335	652,675	662,783	667,253	666,664	661,855
PV AT 13.00% BOOK PROFITS	62,155	121,885	175,184	222,818	262,132	293,930	319,135	338,629	353,101	363,371	369,613	372,324	371,973	369,159
PV AT 9.00% FEDERAL INCOME TAX	256,691	295,130	330,600	363,445	391,644	415,317	434,755	450,301	462,208	470,889	476,248	478,498	477,861	474,883
PV AT 11.00% FEDERAL INCOME TAX	175,420	203,130	228,239	251,071	270,320	286,188	298,982	309,031	316,589	322,000	325,280	326,632	326,256	324,530
PV AT 13.00% FEDERAL INCOME TAX	113,995	134,087	151,972	167,947	181,176	191,889	200,374	206,920	211,756	215,157	217,182	218,003	217,779	216,768
Tax Reserve before unamort DAC	3,268,181	3,153,519	2,959,049	2,680,267	2,374,636	2,049,373	1,713,923	1,377,493	1,052,420	745,818	487,618	296,622	193,509	207,406
Capital (Based on 300% RBC (i=5.70%))	227,700	220,654	211,467	199,857	188,189	175,792	162,842	149,704	136,852	123,456	111,806	102,289	95,528	90,398
Capitol: After-Tax int leas change (i=5.70%)	13,725	15,483	17,362	19,445	19,073	19,370	19,463	19,172	18,398	18,467	16,224	13,659	10,551	8,670
PV's -- Total Future Business - Primerica
PV PRE-TAX BOOK PROFIT
PV FEDERAL INCOME TAX
PV Capital: After-Tax int less change (i=5.70%) less Init Cap
PV After-Tax, After Cost of Capital

Milliman

017CIG01\15\0906	Puck(Rev) @06/30/09 - Baseline: Inforce External Res Financing@0.0% (Preliminary)										10/21/09
From PUCK0906B.XLS	Line of Business Projection										06:01 PM
Baseline Production
Future Business - 10 Years of New Business (000)	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
Total Future Business - Primerica
GROSS PREMIUMS	—	89,928	232,449	365,360	496,185	628,194	764,465	907,182	1,057,588	1,216,992	1,386,900	1,383,273	1,279,569	1,204,818	1,145,361	1,095,640	1,054,119
REINSURANCE PREMIUMS (NET OF ALLOWANCE:	—	(12,833)	(33,639)	(58,686)	(87,461)	(120,182)	(156,975)	(198,470)	(245,011)	(297,368)	(356,622)	(390,051)	(413,992)	(436,750)	(460,565)	(485,309)	(508,567)
GROSS INVESTMENT INCOME PLUS FEE INCOME	—	(5,323)	(3,018)	1,997	9,686	19,939	32,491	47,312	64,302	83,307	104,187	138,009	158,279	174,660	186,937	194,997	198,842
ACCRUAL OF DISCOUNT	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
AMORTIZATION OF IMR	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INVESTMENT EXPENSE	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS INCOME LOST ON DEFAULTS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL INCOME	—	71,773	195,792	308,672	418,410	527,952	639,981	756,024	876,879	1,002,931	1,134,465	1,131,231	1,023,857	942,727	871,733	805,328	744,394
NET SURRENDERS	—	(4,652)	(6,033)	(3,800)	(2,771)	(1,778)	(767)	205	1,203	2,173	2,989	13,745	18,498	15,329	14,335	13,437	11,594
HEALTH BENEFITS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
DIRECT DEATH BENEFITS	—	15,777	41,650	68,111	98,212	132,184	170,233	212,807	260,267	313,188	372,516	405,658	423,028	445,834	469,131	493,074	520,544
REINSURANCE DEATH BENEFITS	—	(12,244)	(33,130)	(55,639)	(81,686)	(111,280)	(144,548)	(181,846)	(223,507)	(270,042)	(322,279)	(351,872)	(366,496)	(383,948)	(401,057)	(418,287)	(435,210)
ACQUISITION EXPENSES	—	55,379	59,255	63,403	67,842	72,590	78,398	84,670	91,443	98,759	106,659	—	—	—	—	—	—
OTHER EXPENSES	—	6,089	15,916	25,036	34,027	43,138	52,576	62,491	72,969	84,098	95,983	95,961	88,814	83,894	80,117	77,045	74,410
NET COMMISSIONS	—	203,504	242,958	262,178	282,306	303,562	329,022	356,750	386,640	418,885	453,713	68,013	20,956	17,981	15,696	13,826	11,722
COST OF FINANCING	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INCREASE IN LOADING	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
INCREASE IN RESERVES	—	7,950	53,399	103,184	150,485	193,705	234,502	273,095	308,931	342,245	372,856	396,085	333,279	256,595	179,064	101,844	32,755
INCR IN RESERVE FINANCING LIABILITY	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL DISBURSEMENTS	—	271,802	374,015	462,474	548,413	632,122	719,416	808,171	897,946	989,306	1,082,437	627,591	518,079	435,685	357,286	280,938	215,815
STATUTORY GAIN	—	(200,029)	(178,222)	(153,803)	(130,003)	(104,170)	(79,435)	(52,147)	(21,067)	13,625	52,028	503,640	505,778	507,042	514,447	524,389	528,579
CAPITAL GAINS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GAIN ON CALLS AND ROLLOVER	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS DEFAULT LOSSES	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LESS IMR CAPITALIZATION	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BOOK PROFIT	—	(200,029)	(178,222)	(153,803)	(130,003)	(104,170)	(79,435)	(52,147)	(21,067)	13,625	52,028	503,640	505,778	507,042	514,447	524,389	528,579
INCREASE IN SURPLUS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
FEDERAL INCOME TAX	—	(55,948)	(45,758)	(37,289)	(28,526)	(18,708)	(8,599)	2,532	14,966	28,614	43,493	173,643	170,240	172,150	175,297	178,752	179,382
PROFITS RELEASED	—	(144,081)	(132,465)	(116,514)	(101,477)	(85,462)	(70,836)	(54,679)	(36,033)	(14,989)	8,535	329,997	335,538	334,892	339,149	345,637	349,197
STATUTORY RESERVE (GA) (Canada=GAAP)	—	7,950	61,349	164,533	315,018	508,723	743,225	1,016,319	1,325,251	1,667,496	2,040,352	2,436,437	2,769,716	3,026,311	3,205,375	3,307,219	3,339,974
RESERVE FINANCING	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL LIABILITY (GA)	—	7,950	61,349	164,533	315,018	508,723	743,225	1,016,319	1,325,251	1,667,496	2,040,352	2,436,437	2,769,716	3,026,311	3,205,375	3,307,219	3,339,974
SEPARATE ACCOUNT LIABILITY	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TAX RESERVE (GA)	—	(32,228)	(26,316)	29,606	131,590	274,578	454,214	667,928	913,033	1,187,148	1,487,766	1,891,368	2,244,025	2,515,804	2,708,465	2,823,978	2,872,793
INTEREST MAINTENANCE RESERVE	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
POLICIES IN FORCE (UNSCALED)	—	176,502	325,856	466,403	604,195	742,393	884,955	1,033,160	1,188,303	1,351,747	1,524,960	1,337,927	1,215,630	1,121,626	1,044,601	979,013	919,285
INSURANCE IN FORCE (NET)	—	7,875,822	14,810,402	21,495,369	28,156,663	34,920,372	41,967,737	49,354,757	57,136,816	65,379,333	74,149,576	67,647,445	63,447,349	60,273,708	57,759,208	55,688,557	54,190,389
CASH VALUE IN FORCE	—	2,122	6,058	9,816	13,515	17,232	21,034	24,984	29,116	33,461	38,062	38,384	35,136	32,497	30,274	28,332	26,591
ECONOMIC RESERVE (Canada=GAAP)	—	(281,506)	(531,711)	(739,215)	(909,981)	(1,048,685)	(1,162,659)	(1,254,918)	(1,327,629)	(1,382,654)	(1,421,961)	(857,313)	(337,777)	110,002	494,479	821,306	1,095,873
EXCESS RESERVE (STAT LESS ECON)	—	283,203	576,498	876,516	1,185,562	1,504,141	1,837,066	2,184,958	2,547,075	2,922,522	3,310,172	3,127,378	2,933,176	2,732,035	2,516,510	2,281,178	2,027,688
EXCESS RESERVE (STAT less ECON Floored at Zero)	—	1,697	44,786	137,301	275,581	455,456	672,030	907,961	1,155,762	1,412,639	1,675,104	1,947,666	2,138,890	2,228,580	2,220,417	2,115,876	1,930,827
GROSS DEFERRED PREMIUMS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
NET DEFERRED PREMIUMS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PV AT 9.00% PROFITS RELEASED	—	(132,185)	(243,678)	(333,648)	(405,536)	(461,081)	(503,318)	(533,229)	(551,313)	(558,214)	(554,609)	(426,724)	(307,429)	(198,194)	(96,705)	(1,814)	86,138
PV AT 11.00% PROFITS RELEASED	—	(129,803)	(237,314)	(322,508)	(389,354)	(440,072)	(477,943)	(504,280)	(519,915)	(525,775)	(522,769)	(418,067)	(322,156)	(235,917)	(157,236)	(84,996)	(19,245)
PV AT 13.00% PROFITS RELEASED	—	(127,505)	(231,245)	(311,995)	(374,232)	(420,618)	(454,641)	(477,883)	(491,437)	(496,427)	(493,913)	(407,883)	(330,473)	(262,100)	(200,823)	(145,559)	(96,149)
PV AT 9.00% BOOK PROFITS	9.0%	(183,513)	(333,519)	(452,283)	(544,380)	(612,084)	(659,448)	(687,975)	(698,547)	(692,274)	(670,297)	(475,120)	(295,298)	(129,912)	24,035	167,999	301,132
PV AT 11.00% BOOK PROFITS	11.0%	(180,206)	(324,856)	(437,315)	(522,952)	(584,772)	(627,241)	(652,358)	(661,500)	(656,173)	(637,850)	(478,053)	(333,481)	(202,911)	(83,562)	26,038	125,565
PV AT 13.00% BOOK PROFITS	13.0%	(177,017)	(316,591)	(423,184)	(502,917)	(559,457)	(597,611)	(619,777)	(627,701)	(623,166)	(607,839)	(476,541)	(359,855)	(256,335)	(163,386)	(79,541)	(4,750)
PV AT 9.00% FEDERAL INCOME TAX	9.0%	(51,328)	(89,842)	(118,635)	(138,844)	(151,003)	(156,131)	(154,746)	(147,235)	(134,060)	(115,688)	(48,396)	12,131	68,282	120,739	169,814	214,995
PV AT 11.00% FEDERAL INCOME TAX	11.0%	(50,404)	(87,541)	(114,807)	(133,598)	(144,700)	(149,298)	(148,078)	(141,584)	(130,398)	(115,081)	(59,987)	(11,325)	33,006	73,674	111,034	144,810
PV AT 13.00% FEDERAL INCOME TAX	13.0%	(49,511)	(85,346)	(111,189)	(128,685)	(138,839)	(142,969)	(141,893)	(136,264)	(126,738)	(113,926)	(68,658)	(29,382)	5,765	37,437	66,018	91,400
Tax Reserve before unamort DAC	—	(25,692)	(3,502)	76,449	209,043	388,292	609,131	868,390	1,162,828	1,489,533	1,845,497	2,293,827	2,673,824	2,959,889	3,156,408	3,267,503	3,305,759
Capital (Based on 300% RBC (i=5.70%))	—	15,568	34,484	54,016	74,824	97,142	121,309	147,460	175,657	205,983	238,534	242,120	240,694	239,982	238,674	236,174	232,801
Capital: After-Tax int less change (i=5.70%)		(15,568)	(18,340)	(18,254)	(18,808)	(19,546)	(20,568)	(21,657)	(22,733)	(23,819)	(24,919)	5,252	10,396	9,630	10,199	11,342	12,124
PV's -- Total Future Business - Primerica			9.00%	11.00%	13.00%	15.00%	20.00%
PV PRE-TAX BOOK PROFIT			1,040,410	641,974	358,257	155,628	(133,118)
PV FEDERAL INCOME TAX			(461,892)	(317,480)	(212,895)	(136,700)	(23,480)
PV Capital: After-Tax int less change (i=5.70%) less Init Cap			(70,383)	(76,432)	(78,107)	(77,306)	(70,687)
PV After-Tax, After Cost of Capital			508,135	248,062	67,255	(58,377)	(227,285)

Milliman